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Exhibit 99.h(7)

                                AGENCY AGREEMENT

     THIS AGREEMENT made as of the close of business on the 15th day of January, 2003, by and between SCUDDER INVESTMENTS SERVICE COMPANY, a corporation existing under the laws of the State of Delaware, having a place of business at 222 South Riverside Plaza, Chicago, Illinois 60606-5808 (the "Fund Transfer Agent "), and DST SYSTEMS, INC., a corporation existing under the laws of the State of Delaware, having its principal place of business at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105 ("DST"):

                                   WITNESSETH:

     WHEREAS, the Fund Transfer Agent serves as a transfer agent or a sub-transfer agent, sub-dividend disbursing agent and sub-shareholder servicing agent to and on behalf of the investment companies, funds or trusts advised or sponsored by the Fund Transfer Agent's Affiliate or Affiliates (as such term is defined in the Mutual Fund Remote Service Agreement, made as of December 18, 2002, by and between Deutsche Investment Management Americas Inc. and DST (the "Remote Service Agreement")) and, in some instances, as a recordkeeper for omnibus accounts which contain the securityholder detail with respect to the ownership by retirement plans of shares of unaffiliated investment companies, all of which entities' securityholder records are maintained, and which entities' transactions are effectuated and accounted for, on DST's TA2000 or TRAC Systems (individually, the "Fund" or collectively, the "Funds"), a current listing of which Funds is set forth on Appendix I to this Agreement, as amended from time to time by mutual agreement;

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     WHEREAS, on the terms and conditions set forth in this Agreement, (i) the
Fund Transfer Agent, with the consent of each Fund, desires to appoint DST as its agent for the limited purposes described herein and to engage DST to provide the services described herein and (ii) DST desires to accept such appointment and such engagement as a "Sub-Transfer Agent" and "Sub-Dividend Disbursing Agent" to the Fund Transfer Agent;

     WHEREAS, the Fund Transfer Agent and DST are entering into an asset transfer agreement, sublease and certain other related agreements simultaneously with entering into this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.   Scope of Appointment.

     A. Subject to the terms and conditions set forth in this Agreement, the Fund Transfer Agent hereby engages and appoints DST as its Sub-Transfer Agent and Sub-Dividend Disbursing Agent to provide the services described in this Agreement.

     B. DST hereby accepts such appointment and agrees that it will act as Sub-Transfer Agent and Sub-Dividend Disbursing Agent on behalf of the Fund Transfer Agent. DST agrees that it will also act as agent on behalf of the Fund Transfer Agent in connection with the Fund's periodic withdrawal payment accounts and other open accounts or similar plans for securityholders, if any, and any other services to which the parties mutually agree in a writing signed by a Vice President or more senior officer of the parties.

     C. The Fund Transfer Agent agrees to deliver all of its securityholder account records to DST in Kansas City, Missouri contemporaneously with the execution hereof, or, with respect to records not usually needed in the normal course of business but for which DST

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reasonably deems necessary to perform its services under this Agreement, to arrange for reasonable access to such records by DST.

     D. DST, utilizing TA2000(TM) and the STS System, DST's computerized data processing systems for securityholder accounting (together, the "TA2000" or "the TA2000 System"), will, as Sub-Transfer Agent and Sub-Dividend Disbursing Agent for the Fund Transfer Agent, and as agent of the Fund Transfer Agent for securityholder accounts of each Fund, perform in an accurate and timely manner those services set forth in Exhibit A, as amended from time to time as mutually agreed to by the parties, which is attached hereto and hereby incorporated in this Agreement as if fully set forth. Exhibit A reflects the services currently provided by Fund Transfer Agent. DST agrees to provide these same services in the future; however, the manner in which these services are delivered, and the systems utilized to provide these services, shall be at DST's sole discretion. It is acknowledged by Fund Transfer Agent that, in order to perform all of the services set forth in Exhibit A, DST shall require access to and the ability to use certain software applications previously utilized by Fund Transfer Agent to provide the services set forth on Exhibit A and that Fund Transfer Agent was unable to transfer such software applications to DST under the Asset Purchase Agreement dated as of January 15, 2003 between Fund Transfer Agent and DST (the "Asset Purchase Agreement"). Accordingly, Fund Transfer Agent shall provide, for so long as this Agreement is in effect, and DST requires access to such software applications to provide the services set forth in Exhibit A, all necessary access to the software applications (and the data contained therein), and to any network which must be accessed to utilize such software applications, as are enumerated in Exhibit G (the "FTA Software Applications"). In addition, for so long as this Agreement is in effect and DST requires access to the Fund Transfer Agent's intranet network to provide services

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under this Agreement, the Fund Transfer Agent agrees to provide access to such intranet network on the terms and conditions described in Exhibit G, but only until such time as the parties find a mutually agreeable alternative to such access.

     E. At the request of the an Authorized Person, DST shall use reasonable efforts to provide the services set forth in Exhibit A in connection with transactions (i) on behalf of retirement plans and participants in retirement plans and transactions ordered by brokers as part of a "no transaction fee" program ("NTF"), the processing of which transactions require DST to use methods and procedures other than those usually employed by DST to perform securityholder servicing agent services; (ii) involving the provision of information to DST after the commencement of the nightly processing cycle of the TA2000 System; or (iii) which require more manual intervention by DST, either in the entry of data or in the modification or amendment of reports generated by the TA2000 System than is usually required by non-retirement plan, non-NTF and pre-nightly transactions (collectively, the "Exception Services").

     F. DST shall use reasonable efforts to provide, reasonably promptly under the circumstances, the same services described in this Agreement to the Fund Transfer Agent with respect to any new, additional functions or features or any changes or improvements to existing functions or features as provided for in a Fund's instructions, prospectus or application as amended from time to time, provided that (i) DST is advised in advance by the Fund Transfer Agent of any changes therein and (ii) the TA2000 System and the mode of operations utilized by DST as then constituted supports such additional functions and features. If any addition to, improvement of or change in the features and functions currently provided by the TA2000 System or the operations as requested by the Fund Transfer Agent requires an enhancement or modification to the TA2000 System or to DST's operations as presently conducted, DST shall

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not be liable therefor until such modification or enhancement is installed on the TA2000 System or new mode of operation is instituted. If any new, additional function or feature or change or improvement to existing functions or features or new service or mode of operation measurably increases DST's cost of performing the services required hereunder at the current level of service, DST shall advise the Fund Transfer Agent of the amount of such increase and if the Fund Transfer Agent elects to utilize such function, feature or service, DST shall be entitled to increase its fees by the amount of the increase in costs. In no event shall DST be responsible for or liable to provide any additional function, feature, improvement or change in method of operation until it has consented thereto in writing.

     G. The Fund Transfer Agent shall add new series of the Funds or new investment companies, funds or trusts to the TA2000 System in accordance with
Section 3.05 of the Remote Service Agreement. Rates or charges for additional series or Funds shall be as set forth in Exhibit B for the remainder of the contract term except as such series use functions, features or characteristics for which DST has imposed an additional charge as part of its standard pricing schedule. In the latter event, rates and charges shall be in accordance with DST's then-standard pricing schedule.

2.   Documents to be Filed with Appointment.

     In connection with the appointment of DST as the Sub-Transfer Agent and Sub-Dividend Disbursing Agent for the Fund Transfer Agent, the Fund Transfer Agent either will provide the documents below to DST at or prior to the execution of this Agreement or will make such documents available to DST promptly after DST's reasonable request therefor (as indicated):

     A. A certified copy of the resolutions of the Board of Directors or Trustees, as appropriate, of each Fund and the Fund Transfer Agent (i) approving the appointment of or appointing, as appropriate, DST as Sub-Transfer Agent and Sub-Dividend Disbursing Agent, and

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(ii) designating certain persons to sign stock certificates, if any, and to give written instructions and requests on behalf of each Fund (to be provided to DST when this Agreement is executed);

     B. A certified copy of the Articles of Incorporation or Declaration of Trust, as appropriate, of each Fund and all amendments thereto (one typical copy of a Fund's Articles of Incorporation to be provided to DST when this Agreement is executed);

     C. A certified copy of the Bylaws of each Fund (one typical copy of a Fund's Bylaws to be provided to DST when this Agreement is executed);

     D. Copies of Registration Statements and amendments thereto of each Fund, filed with the Securities and Exchange Commission (to be provided to DST promptly after reasonable request);

     E. Specimens of all forms of outstanding stock certificates, in the forms approved by the Board of Directors/Trustees of each Fund, with a certificate of the Secretary of each Fund, as to such approval (to be provided to DST when this Agreement is executed);

     F. Specimens of the signatures of the officers of each Fund or the Fund Transfer Agent, as appropriate, authorized to sign stock certificates and of those individuals authorized to sign written instructions and requests (to be provided to DST when this Agreement is executed);

     G. On or before the twentieth (20th) day of January, 2003, a copy of (1) the Control Book for each Fund setting forth, as of the date of execution of this Agreement, the number of shares of each Fund currently authorized to be issued and the number of shares actually issued, (2) all reports setting forth, as of the close of business on the fifteenth of January, 2003, any out of balance condition(s) or record difference(s) existing in each Fund or in or among any Funds various elements of the master securityholder files, and (3) all stops existing in each Fund as of

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the date of execution of this Agreement, the reason therefore and any back up supporting such stops.

     H. With respect to the omnibus accounts referenced in the first WHEREAS clause of this Agreement, which accounts are invested in unaffiliated investment companies listed in Appendix I, DST acknowledges that Fund Transfer Agent shall not be obligated hereunder to maintain and produce records relating to such unaffiliated investment companies, but merely the equivalent records with respect to such omnibus accounts,

3.   Certain Representations, Warranties and Covenants of DST.

     DST represents, warrants and covenants to the Fund Transfer Agent that:

     A. It is a corporation duly organized and existing and in good standing under the laws of the State of Delaware.

     B. It is duly qualified to carry on its business in the State of Missouri and each other jurisdiction where it carries on its business.

     C. It is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform the services contemplated in this Agreement.

     D. It is and will continue to be registered as a transfer agent to the extent required under the 1934 Act.

     E. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     F. It has and will continue to have and maintain the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement; it carries and will continue to carry general liability, errors and omissions, fidelity bond and other policies of insurance that are reasonable and customary for a transfer and dividend disbursing agent in the light of its duties hereunder.

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4.   Certain Representations, Warranties and Covenants of the Fund Transfer
     Agent.

     The Fund Transfer Agent represents, warrants and covenants to DST that:

     A. It is a corporation duly organized and existing and in good standing under the laws of the State of Delaware.

     B. Each Fund is an investment company registered under the 1940 Act or is exempt from registration under 1940 Act.

     C. A registration statement under the Securities Act of 1933, as amended (the "1933 Act") has been filed and will be effective with respect to all shares of each Fund being offered for sale.

     D. All requisite steps have been and will continue to be taken by each Fund from time to time when and as necessary to register such Fund's shares for sale in all states in which such Fund's shares shall at such time be offered for sale and require registration.

     E. It is and will continue to be registered as a transfer agent to the extent required under the 1934 Act.

     F. It is empowered under applicable laws and by its charter and Bylaws to enter into and perform this Agreement.

     G. It has in its possession all records referenced in Section 2 of this Agreement which are not provided to DST upon execution of this Agreement.

     H. Each Fund is a business trust or corporation duly organized and existing and in good standing under the laws of its state of organization/formation, that all outstanding shares of stock of each Fund covered by this appointment are, and all unissued shares will be, when issued, validly issued, fully paid and non-assessable, under the 1933 Act, and any other applicable federal or state statute.

5.   Limit of Authority.

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     Unless otherwise expressly limited by the resolution of appointment or by subsequent action by a Fund, the appointment of DST as Sub-Transfer Agent and Sub-Dividend Disbursing Agent will be construed to cover the full amount of authorized stock of the class or classes for each Fund for which the Fund Transfer Agent is appointed as such stock will, from time to time, be constituted, and any subsequent increases in such authorized amount.

     In case of such increase the Fund Transfer Agent will file with DST:

     A. If the appointment of DST was theretofore expressly limited, a certified copy of a resolution of the Board of Directors of the Fund Transfer Agent increasing the authority of DST;

     B. A certified copy of the amendment to the Articles of Incorporation or Declaration of Trust, as appropriate, of the Fund authorizing the increase of stock;

     C. A certified copy of the order or consent of each governmental or regulatory authority required by law to consent to the issuance of the increased stock, and an opinion of counsel that the order or consent of no other governmental or regulatory authority is required; and

     D. Opinion of counsel for the Fund or the Fund Transfer Agent stating:

          (1) The status of the additional shares of stock of the Fund under the 1993 Act and any other applicable federal or state statute; and

          (2) That the additional shares are, or when issued will be, validly issued, fully paid and non-assessable.

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6.   Compensation and Expenses.

     A. In consideration for its services pursuant to this Agreement, the Fund Transfer Agent will pay to DST monthly a reasonable compensation for all services rendered as an agent (the "Compensation"); provided, however, that during years 2 through 5 of this Agreement DST will provide to the Fund Transfer Agent a monthly credit against the Invoice, as hereinafter defined, for the previous month (the "DST Payment Amount"). The Compensation and the DST Payment Amount are set forth in Exhibit B.

     B. The Fund Transfer Agent also agrees promptly to reimburse DST for all reasonable out-of-pocket expenses described on Exhibit C hereto that are incurred in the provision of services pursuant to this Agreement (the "Reimbursable Expenses"). The Fund Transfer Agent agrees to pay postage expenses at least one day in advance if so requested. In addition, any other reasonable out-of-pocket expenses incurred by DST to provide services not contemplated by this Agreement at the written request of the Fund Transfer Agent will be promptly reimbursed by the Fund Transfer Agent.

     C. The Compensation, Reimbursable Expenses and any other amounts owed to DST under this Agreement shall be paid on or before the thirtieth (30th) day after receipt of a statement therefor (an "Invoice") by the Fund Transfer Agent (the "Due Date"). The Invoice shall (i) identify the amount of all Compensation owed under this Agreement for services provided during the prior month, (ii) identify the amount of any DST Payment owed to the Fund Transfer Agent during the period covered by the Invoice, the basis for calculating such amount, and reflect a credit for such DST Payment, (iii) be itemized for Reimbursable Expenses and (iv) be accompanied by such supporting material as shall be reasonably required for substantiation of the foregoing. The Fund Transfer Agent is aware that its failure to pay all amounts in a timely fashion so that they will be received by DST on or before the Due Date will give rise to costs to

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DST not contemplated by this Agreement, including but not limited to carrying, processing and accounting charges. Accordingly, subject to Section 6.D. hereof, in the event that any amounts due hereunder are not received by DST by the Due Date, the Fund Transfer Agent shall pay a late charge equal to the lesser of the maximum amount permitted by applicable law or the product of one and one-half percent (1.5%) per month times the amount overdue times the number of months from the Due Date up to and including the day on which payment is received by DST. The parties hereby agree that such late charge represents a fair and reasonable computation of the costs incurred by reason of late payment or payment of amounts not properly due. Acceptance of such late charge shall in no event constitute a waiver of the Fund Transfer Agent's or DST's default or prevent the non-defaulting party from exercising any other rights and remedies available to it.

     D. In the event that the Fund Transfer Agent disputes any charges reflected in the Invoice, the Fund Transfer Agent shall pay all undisputed amounts or portions thereof and notify DST in writing on or before the Due Date of any amounts, or portions thereof, in the Invoice that the Fund Transfer Agent is disputing in good faith. If the parties thereafter agree on the amount to be paid, the Fund Transfer Agent shall pay such disputed amount within thirty (30) days after the day on which the parties reach an agreement on such amount (a "Revised Due Date"). In the event that the parties fail to agree on any question of prices or fees hereunder, the disputed question shall be resolved by arbitration pursuant to the then current Commercial Rules of the American Arbitration Association. If the arbitrators issue a decision that the Fund Transfer Agent owes any amounts to DST for disputed charges, the Fund Transfer Agent shall pay such disputed charges within thirty (30) days after the arbitrators' decision is given to the parties (a

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"Revised Due Date"). Late charges shall not begin to accrue as to charges disputed in good faith until the first business day after a Revised Due Date.

     E. The fees and charges set forth on Exhibit B shall increase or may be increased as follows:

          (1) On the first day of each new term, in accordance with the "Fee Increases" provision in Exhibit B;

          (2) DST may increase the fees and charges set forth on Exhibit B upon at least ninety (90) days prior written notice if changes in existing laws, rules or regulations materially increase DST's cost of performance hereunder;

          (3) DST may charge for additional features of TA2000 used by the Fund Transfer Agent which features are not consistent with the Fund Transfer Agent's current processing requirements;

          (4) In the event DST, at the Fund Transfer Agent's request or direction, performs Exception Services, which Exception Services are not included among the Services set forth in Exhibit A, DST shall be entitled to increase the fees and charges for such Exception Services from those set forth on Exhibit B to the extent such Exception Services increase DST's cost of performance; and

          (5) If the number of billable open securityholder accounts in the Funds for which DST is providing services under this Agreement decreases by ten percent (10%) or more from the number of such securityholder accounts DST serviced on the TA2000 System on December 31, 2002, the Fund

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               Transfer Agent, at DST's request, hereby agrees to renegotiate in good faith the fees and charges set forth on Exhibit B.

     If DST notifies the Fund Transfer Agent of an increase in fees or charges pursuant to subparagraph (2) of this Section 6.E., the parties shall confer, diligently and in good faith and agree upon a new fee to cover the amount necessary, but not more than such amount, to reimburse DST for the Fund Transfer Agent's aliquot portion of the cost of developing the new software to comply with regulatory charges and for the increased cost of operating the enhanced TA2000 system.

     If DST notifies the Fund Transfer Agent of an increase in fees or charges under subparagraphs (3) or (4) of this Section 6.E., the parties shall confer, diligently and in good faith, and agree upon new or increased fees to cover such new Fund Transfer Agent feature or the performance of Exception Services.

7.   Operation of DST System.

     A. In connection with the performance of its services under this Agreement, DST is responsible for items such as the following:

          (1) That entries made by DST in the DST's records maintained on behalf of Fund Transfer Agent, and in the Fund Transfer Agent's records on the TA2000 System, accurately reflect the orders, instructions, and other information received by DST from the Fund Transfer Agent, the individuals who make up the relationship management team (which individuals are listed on Exhibit E), persons entering trades and instructions from the Funds at the Fund Transfer Agent's phone centers, persons DST reasonably believes to be authorized to speak for the Fund's Affiliated distributors, principal underwriters, investment advisers,

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               sponsors, administrators, custodians, Affiliates of a Fund (each, an "Authorized Person") and the record owners of securityholder accounts and persons who reasonably appear to be their authorized representatives;

          (2) That securityholder lists, securityholder account verifications, confirmations and other securityholder account information to be produced from its records or data be available and accurately reflect the data in the Fund Transfer Agent's records on the TA2000 System;

          (3) Creating, in an accurate and timely manner, computer tapes to enable the Fund's print and mail agents for dividend and distribution checks in accordance with instructions received from the Fund Transfer Agent and the data in the Fund Transfer Agent's records on the TA2000 System; and

          (4) That redemption transactions and payments be effected timely, under normal circumstances on the day of receipt, and accurately in accordance with (i) redemption instructions received by DST from Authorized Persons, broker-dealers or the record owners of securityholder accounts and their authorized representatives and
               (ii) the data in the Fund Transfer Agent's records on the TA2000 System.

     B. DST shall provide the services described in this Agreement (including, but not limited to, requiring proper forms of instructions, signatures and signature guarantees and any necessary documents supporting the opening of securityholder accounts, transfers, redemptions and other securityholder account transactions) in conformance with the Fund Transfer Agent's present policies and procedures which are those set forth in Exhibit D. DST, the Fund Transfer Agent, or the Funds' Boards of Directors may propose changes to such policies and procedures

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(including the establishment of new policies and procedures) at any time;
provided, however, that no such change will become effective without the consent of both DST and the Fund Transfer Agent (which consent shall be memorialized by each party in a writing (including by facsimile or electronic mail)). DST and the Fund Transfer Agent (i) shall cooperate in good faith to change the foregoing policies and procedures as necessary to take advantage of efficiencies and improvements in technology and in accordance with industry practice, (ii) shall otherwise consider in good faith any proposed changes to the policies and procedures, and (iii) shall not unreasonably withhold consent to reasonable changes requested by the other party. When any new statement of policies and procedures has been consented to, it shall be set forth in Exhibit D hereto; and when any modification of any statement of policies and procedures has been consented to, Exhibit D shall be amended accordingly. The policies and procedures set forth in Exhibit D, as amended from time to time in accordance with this Section, shall hereinafter be referred to as the "Procedures." To the extent that proposed new Procedures or modifications thereof materially increase DST's costs hereunder, DST may so notify the Fund Transfer Agent and the fees for the affected services shall be increased by reasonable amounts to be agreed upon by the parties prior to the implementation of such changes. DST shall provide the services hereunder in accordance with the Procedures or with the authorized written instructions of the Fund Transfer Agent. If a transaction or question arises that is not covered by a Procedure or DST is in doubt as to the application of the Procedures to a particular fact pattern or situation, DST may apply to the Fund Transfer Agent for instructions, and if the Fund Transfer Agent does not reply to such application within a reasonable time period, DST may consult with legal counsel it has reasonably selected (at Fund Transfer Agent's own expense), which counsel shall have experience dealing with the matters covered in this Agreement, with respect to such

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transaction or question. DST may act, or not act, in reliance upon such instruction or upon the opinion of such legal counsel and it will not be liable for any action taken or omitted by it in good faith in reliance upon such instructions or upon the opinion of such legal counsel.

     C. DST shall maintain a continuous record and shall provide to the Fund Transfer Agent an accurate monthly report, broken down by Fund, of all "as of" transactions, showing gains and losses for each transaction processed as of a date other than the usual date of receipt. DST shall deliver a copy of such report for each calendar month to the Fund Transfer Agent no later than the 15th day of the following calendar month. Each such monthly report shall show for each "as of" transaction whether the necessity for handling the transaction on an "as of" basis was caused by the actions or inactions of DST or caused by the actions or inactions of the Fund Transfer Agent or due to another specified cause. Gains and losses on all "as of" transactions and on "as of" transactions caused by DST shall be aggregated for each Fund and the result shown. DST shall accept responsibility for losses on "as of" transactions caused by DST to the extent required by applicable law and in accordance with the Fund Transfer Agent's As-of Transactions Correction Policy set forth in Exhibit D hereto, as such may be modified by the Fund Transfer Agent from time to time in accordance with Section 7.B hereof.

     D. DST shall maintain adequate records relating to the services to be performed hereunder, as required by applicable law (particularly those records required to be maintained pursuant to subparagraph (2)(iv) of paragraph (b) of Rule 31a-1 under the 1940 Act, if any, and pursuant to Rule 17Ad-10(e) under the 1934 Act) and the Procedures, and consistent with good industry practice. Such records shall be preserved and maintained and shall be made available to or surrendered to the Fund Transfer Agent on request and to each Fund in accordance with the provisions of the 1940 Act and in accordance with the requirements of other applicable laws and

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rules. Costs incurred by DST in making available or surrendering such Records to be reimbursed by the Fund Transfer Agent. Records surrendered hereunder shall be in machine readable form in a format consistent with good industry practice. Specifically, records of all applications and orders shall be maintained through imaging and records of checks shall be maintained through use of a scanning process, although the parties acknowledge that records of checks may be maintained through imaging at a future time. This provision shall survive termination of this Agreement except that any records to be provided by DST to Fund Transfer Agent after termination will be provided at the Fund Transfer Agent's expense.

8.   Performance Standards

     A. Service Measurements; Service Level Requirements. At least three (3) service measurements shall be performed by National Quality Review ("NQR") each month with respect to the: (a) overall error rate ("Overall Quality"), (b) cycle time for financial transactions ("Financial Timeliness"), and (c) cycle time for non-financial transactions ("Non-Financial Timeliness") (all three collectively, the "Service Measurements"). Subsequently, such three (3) service measurements shall be performed each month, whether or not by NQR. DST shall maintain for each Service Measurement the level of service set forth in Exhibit F hereto (each, a "Service Level Requirement").

     B. Failure to Meet Service Level Requirements. If DST fails to meet a Service Level Requirement for any Service Measure for two consecutive quarterly periods (the "Consecutive Quarters"), DST must present the Fund Transfer Agent with a written plan addressing such failure (the "Plan") during the quarter immediately following the Consecutive Quarters (the "3rd Quarter"). Thereafter, the either scenario (1) or (2) will occur:

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          (1)  If DST presents the Fund Transfer Agent with a Plan in the 3rd
               Quarter which the Fund Transfer Agent accepts, DST shall implement the Plan. Thereafter, either scenario (a) or (b) will occur:

               (a) If DST meets the applicable Service Level Requirement or Requirements in the quarterly period following the 3rd Quarter (the "4th Quarter"), DST will not be required to present another Plan unless it again fails to meet any of the Service Level Requirements for Consecutive Quarters.

               (b) If DST does not meet the applicable Service Level Requirement or Requirements in the 4th Quarter, DST must submit a new Plan during the quarterly period immediately following the 4th Quarter. Thereafter, either scenario (1) or (2) will re-occur until DST meets the applicable Service Level Requirement or Requirements or is terminated pursuant to the following Subsection 2(b).

          (2) If DST does not present the Fund Transfer Agent with a Plan during the 3rd Quarter or DST and the Fund Transfer Agent, acting reasonably and in good faith, are unable to agree to a Plan in the 3rd Quarter, either of the following situations may occur:

               (a) If DST meets the applicable Service Level Requirement or Requirements by the end of the 4th Quarter, then DST would not be required to present a Plan to the Fund Transfer Agent unless it again fails to meet any of the Service Level Requirements for Consecutive Quarters.

               (b) If DST does not meet the applicable Service Level Requirement or Requirements by the end of the 4th Quarter, then DST must pay a One Million Dollar ($1,000,000) penalty (the "Penalty") to the Fund Transfer Agent. If during the quarterly period immediately

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                    following the 4th Quarter during which DST incurs a Penalty
                    (the "Post-Penalty Quarter") DST does not present the Fund Transfer Agent with a Plan or the Fund Transfer Agent, acting reasonably and in good faith, does not agree to the Plan presented, the Fund Transfer Agent may, in its sole and absolute discretion, provide DST with a notice of termination within the sixty (60) day period following the last day of the Post-Penalty Quarter. In such event, this Agreement shall terminate upon the date set forth in such notice.

     C. Reward (for Overall Quality only as measured pursuant to the NQR criteria set forth in Exhibit F):

          (1) If Overall Quality is NQR's Best in Class (or the equivalent performance to NQR's Best in Class if performance is no longer being measured by NQR) for a quarter for all three distribution channels (S, AARP and Intermediary), Fund Transfer Agent would pay fees for that quarter at 105% of the amounts set forth in Exhibit B.

          (2) If Overall Quality is NQR's Best in Class (or the equivalent performance to NQR's Best in Class if performance is no longer being measured by NQR) for a quarter for any one of the three distribution channels, Fund Transfer Agent would pay fees for that quarter at 105% of the amounts set forth in Exhibit B for accounts in that distribution channel only.

     D. Performance Reports. DST shall provide to the Fund Transfer Agent a monthly report grading the services provided hereunder. Such report shall be reasonably detailed and shall be generally similar to performance reports provided by DST to other users of its services.

DST shall deliver a copy of such report for each calendar month to the Fund Transfer Agent no later than the 15th day of the following calendar month.

     E. Annual Review. The parties shall review and discuss the Service Level Requirements established in this Section 8 annually and shall make such changes therein as they may agree to.

9.   Indemnification.

     A. In performing its obligations under this Agreement, DST shall at all times (i) comply with the Procedures; (ii) exercise reasonable care and due diligence under the circumstances and (iii) act in good faith in performing its duties under this Agreement. DST also shall provide its services as Sub-Transfer Agent in accordance with Section 17A of the 1934 Act, and the rules and regulations thereunder and the Procedures. In the absence of bad faith, willful misconduct, violations of applicable law pertaining to the manner in which transfer agency services are to be performed by DST (excluding any violations to the extent such violations arise directly or indirectly out of the actions or omissions to act of the Fund Transfer Agent or any other Authorized Person), reckless disregard of the performance of its duties, or negligence on its part, DST shall not be liable for any action taken, suffered, or omitted by it or for any error of judgment made by it in the performance of its duties under this Agreement.

     B. DST shall not be responsible for, and the Fund Transfer Agent shall indemnify and hold DST harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability which may be asserted against DST or for which DST may be held to be liable, arising out of or attributable to:

          (1) All actions of DST required to be taken by DST pursuant to this Agreement, provided that DST has acted in good faith, with due diligence and reasonable care, and without breach of any representation or warranty of DST hereunder;

          (2) The Fund Transfer Agent's refusal or failure to comply with the terms of this Agreement, the Fund Transfer Agent's negligence or willful misconduct, the breach of any representation or warranty of the Fund Transfer Agent hereunder, or the Fund Transfer Agent's failure to provide DST with the access and right to use the FTA Software Applications as necessary or any errors or omissions to the extent arising out of or resulting from an error in the data contained in such FTA Software Applications or the failure of such FTA Software Applications to perform correctly and in accordance with their documentation;

          (3) The good faith reliance on, or the carrying out of, any written or recorded oral instructions or requests of persons designated by the Fund Transfer Agent in writing (see Exhibit E) from time to time as authorized to give instructions on its behalf or representatives of an Authorized Person or DST's good faith reliance on, or use of, information, data, records and documents received from, or which have been prepared and/or maintained by a Fund or the Fund Transfer Agent;

          (4) Defaults by dealers or shareowners with respect to payment for share orders previously entered;

          (5) The offer or sale of a Fund's shares in violation of any requirement under federal securities laws or regulations or the securities laws or regulations of any state or in violation of any stop order or other determination or ruling by any federal agency or state with respect to the offer or sale of such shares in such state (unless such violation results from DST's failure to comply with written instructions of the Fund Transfer Agent or of any officer of the Fund Transfer Agent that no offers or sales be permitted to remain in the Fund Transfer Agent's securityholder records in or to residents of such state);

          (6) The Fund Transfer Agent's errors and mistakes in the use of the TA2000 System, the data center, computer and related equipment used to access the TA2000 System (the "DST Facilities"), and control procedures relating thereto in the verification of output and in the remote input of data;

          (7) Errors, inaccuracies, and omissions in, or errors, inaccuracies or omissions of DST arising out of or resulting from such errors, inaccuracies and omissions in, the Fund Transfer Agent's records, securityholder and other records delivered to DST hereunder by the Fund Transfer Agent other than errors in the Fund Transfer Agent's records that DST had previously delivered to the Fund Transfer Agent in connection with other agency agreements pursuant to which DST provided services to the Funds and for which errors DST was liable for under the terms of such previous agency agreements;

          (8) Actions or omissions to act by the Fund Transfer Agent or agents designated by the Fund Transfer Agent with respect to duties assumed thereby as provided for in Section 21 hereof; and

          (9) Any inaccuracies in dates in a Fund's securityholder information or history as converted, or any (i) difficulties or inability of DST or any third party to manipulate or process date data, or
               (ii) lack of functionality (including any errors resulting from the "windowing" (currently 1950 to 2049) of client's historical records or non-Year 2000 complaint data provided to DST by third parties) which, in case of (i) or (ii) above, arises out of or results from the failure of a Fund's records to contain date data feeds in an eight digit, full century format, or any other such Year 2000 complaint format for data feeds specified from time to time by DST.

     C. DST shall indemnify and hold the Fund Transfer Agent harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of DST's failure to comply with the terms of this Agreement or arising out of or attributable to DST's negligence or willful misconduct or breach of any representation or warranty of DST hereunder; provided, however, that DST's cumulative liability during any term of this Agreement with respect to, arising from or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the product of (i) the amounts paid hereunder by the Fund Transfer Agent to DST under this Agreement as Compensation, but not including Reimbursable Expenses, during the first year during which this Agreement is in effect multiplied by (ii) five (5).

     D. EXCEPT FOR VIOLATIONS OF SECTION 23 HEREOF, IN NO EVENT AND UNDER NO CIRCUMSTANCES SHALL EITHER PARTY TO THIS AGREEMENT BE LIABLE TO ANYONE, INCLUDING, WITHOUT LIMITATION TO

THE OTHER PARTY, FOR PUNITIVE, EXEMPLARY, CONSEQUENTIAL OR OTHER SPECIAL DAMAGES FOR ANY ACT OR FAILURE TO ACT UNDER ANY PROVISION OF THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

     E. Promptly after receipt by an indemnified person of notice of any claim, determination, suit or cause of action, such indemnified person will, if a claim in respect thereto is to be made against an indemnifying party hereunder, notify the indemnifying party in writing thereof; but the failure so to notify the indemnifying party will not relieve an indemnifying party from any liability that it may have to any indemnified person for contribution or otherwise under the indemnity agreement contained herein except to the extent it is prejudiced as a proximate result of such failure to timely notify. In case any such action is brought against any indemnified person and such indemnified person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, assume the defense thereof (in its own name or in the name and on behalf of any indemnified party or both with counsel reasonably satisfactory to such indemnified person); provided, however, if the defendants in any such action include both the indemnified person and an indemnifying party and the indemnified person shall have reasonably concluded that there may be a conflict between the positions of the indemnified person and an indemnifying party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified persons which are inconsistent with those available to an indemnifying party, the indemnified person or indemnified persons shall have the right to select one separate counsel (in addition to local counsel) to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified person or indemnified persons at the indemnified party's expense. Upon receipt of notice from an indemnifying party to such indemnified person of its election so to assume the defense of such action and approval by the indemnified person of counsel, which approval shall not be unreasonably withheld (and any disapproval shall be accompanied by a written statement of the reasons therefor), the indemnifying party will not be liable to such indemnified person hereunder for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof. An indemnifying party will not settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified persons are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified person from all liability arising out of such claim, action, suit or proceeding. An indemnified party will not, without the prior written consent of the indemnifying party settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder. If it does so, it waives its right to indemnification therefor.

10.  Certain Additional Covenants of DST and the Fund Transfer Agent.

     A. All requisite steps will be taken by the Fund Transfer Agent from time to time when and as necessary to register a Fund's shares for sale in all states in which the Fund's shares shall at the time be offered for sale and require registration. If at any time the Fund Transfer Agent or any of its Affiliates will receive notice of any stop order or other proceeding in any such state affecting such registration or the sale of a Fund's shares, or of any stop order or other proceeding under the federal securities laws affecting the sale of a Fund's shares, the Fund Transfer Agent will give prompt notice thereof to DST.

     B. To the extent DST is required to provide a service under this Agreement, DST hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund Transfer Agent, and to follow such procedures, for the safekeeping of stock certificates, check forms, facsimile signature imprinting devices, if any, investment checks, checks payable by the Funds and other negotiable and bearer instruments and things of value and for the preparation or use, and for keeping account of, such certificates, forms and devices, checks and instruments used by DST to provide such service.

     C. To the extent required by the 1940 Act and the rules promulgated thereunder, DST agrees that all records maintained by DST relating to the services to be performed by DST under this Agreement are the property of the Fund Transfer Agent and will be preserved and will be surrendered promptly to the Fund Transfer Agent on request.

     D. On or before DST's execution and delivery of this Agreement and no less than once annually thereafter during the term of this Agreement, DST shall deliver the following to the Fund Transfer Agent:

          (1) a report by an independent third party audit firm that describes DST control policies and procedures that have been initiated and function currently at DST. These reports must contain statements on the operating effectiveness of those policies and procedures for the services provided to the Fund Transfer Agent under this Agreement. The requirements of this section will be satisfied by a Type II SAS 70 Report (as described in the then-current Statement of Auditing Standard 70 of the American Institute of Certified Public Accountants), such report to be dated as of at least five

               (5) months of the date of delivery of such Report to Fund Transfer Agent; and

          (2) a copy of DST's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission along with a copy of DST's Annual Report to Shareholders.

     E. DST represents and agrees that it will use its reasonable efforts to keep current on the trends of the investment company industry relating to securityholder services and will use its reasonable efforts to continue to modernize and improve.

     F. DST will permit the Funds, the Fund Transfer Agent and their external auditors or other authorized representatives to make periodic on-site inspections of DST's operations on behalf of the Fund Transfer Agent, as the Fund Transfer Agent deems appropriate, at reasonable times during business hours. In addition, annually during the term of this Agreement, DST shall allow the Fund Transfer Agent to access any other reports available to the public.

     G. No later than the 10th calendar day after DST begins performing services under this Agreement, each of DST and the Fund Transfer Agent will file a notice with DTC informing DTC that the Fund Transfer Agent has appointed DST as its agent to provide the services described in this Agreement.

     H. Fund Transfer Agent and DST shall meet periodically, as reasonably requested by any one of them, and review the operating procedures, the Procedures and the division of responsibilities between Fund Transfer Agent and DST. Fund Transfer Agent and DST shall mutually agree upon any changes thereto.

11.  Recapitalization or Readjustment.

     In case of any recapitalization, readjustment or other change in the capital structure of a Fund requiring a change in the form of stock certificates, DST will issue or register certificates in the new form in exchange for, or in transfer of, the outstanding certificates in the old form, upon receiving:

     A. Written instructions from an officer of the Fund Transfer Agent;

     B. Certified copy of the amendment to the Fund's Articles of Incorporation or other document effecting the change;

     C. Certified copy of the order or consent of each governmental or regulatory authority, required by law to the issuance of the stock in the new form, and an opinion of counsel that the order or consent of no other government or regulatory authority is required;

     D. Specimens of the new certificates in the form approved by the Board of Directors of the affected Fund, with a certificate of the Secretary of the Fund as to such approval; and

     E. Opinion of counsel for the Fund or the Fund Transfer Agent stating:

          (1) The status of the shares of stock of the Fund in the new form under the 1933 Act and any other applicable federal or state statute; and

          (2) That the issued shares in the new form are, and all unissued shares will be, when issued, validly issued, fully paid and nonassessable.

12.  Stock Certificates.

     The Fund Transfer Agent will furnish DST with a sufficient supply of blank stock certificates and from time to time will renew such supply upon the request of DST. Such certificates will be signed manually or by facsimile signatures of the officers of the Fund or the Fund Transfer Agent authorized by law and by bylaws to sign stock certificates, and if required, will bear the corporate seal or facsimile thereof.

13.  Death, Resignation or Removal of Signing Officer.

     The Fund Transfer Agent will file promptly with DST written notice of any change in the officers authorized to sign stock certificates, written instructions or requests, together with two signature cards bearing the specimen signature of each newly authorized officer. In case any officer of a Fund or the Fund Transfer Agent who will have signed manually or whose facsimile signature will have been affixed to blank stock certificates will die, resign, or be removed prior to the issuance of such certificates, DST may issue or register such stock certificates as the stock certificates of such Fund notwithstanding such death, resignation, or removal, until specifically directed to the contrary by the Fund Transfer Agent in writing. In the absence of such direction, the Fund Transfer Agent will file promptly with DST such approval, adoption, or ratification as may be required by law.

14.  Future Amendments of Charter or Declaration, as appropriate, and Bylaws.

     The Fund Transfer Agent will promptly file with DST copies of all material amendments to its or any Fund's Articles of Incorporation or Declaration of Trust, as appropriate, or Bylaws made after the date of this Agreement.

15.  Instructions, Opinion of Counsel and Signatures.

     At any time, DST may apply to any person authorized in writing by the Fund Transfer Agent to give instructions to DST, and may with the approval of a Fund Transfer Agent officer consult with legal counsel for the Fund or Fund Transfer Agent, or DST's own legal counsel at the expense of the Fund Transfer Agent, with respect to any matter arising in connection with the agency and it will not be liable for any action taken or omitted by it in good faith in reliance upon such instructions or upon the opinion of such counsel. DST will be protected in acting upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons and will not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund Transfer Agent or an Authorized Person. It will also be protected in recognizing stock certificates which it reasonably believes to bear the proper manual or facsimile signatures of the officers of a Fund, and the proper countersignature of any former transfer agent or registrar, or of a co-sub-transfer Agent or co-registrar.

16.  Force Majeure and Disaster Recovery Plans.

     A. DST shall not be responsible or liable for its failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation: any interruption, loss or malfunction of any utility or transportation service; inability to obtain labor, material, equipment or transportation, or a delay in mails; governmental or exchange action, statute, ordinance, rulings, regulations or direction; war, general strike, riot, emergency, civil disturbance, terrorism, vandalism, explosions, freezes, floods, fires, tornados, acts of God or public enemy, revolutions, or insurrection; or any other cause, contingency, circumstance or delay not subject to DST's reasonable control which prevents or hinders DST's performance hereunder; provided that for the duration of any such force majeure event, DST has continued to use all commercially reasonable efforts to overcome such force majeure and provided further that that DST has fulfilled it obligations to provide redundancy facilities and disaster recovery facilities hereunder and to use its commercially reasonable efforts to assist the Fund Transfer Agent in obtaining reasonably comparable services promptly from another source; provided, however, if an event described in this Section, in the Fund Transfer Agent's reasonable belief, materially affects DST's ability to perform its obligations under this Agreement for a period of thirty (30) days, then the Fund Transfer Agent shall have the right to terminate this Agreement upon ten (10) days written notice to DST.

     B. DST shall maintain at a location other than its normal location, in accordance with applicable law and industry standards, appropriate redundant facilities for back-up of its sub-agency operational responsibilities under this Agreement in the event of a power failure, disaster or other interruption that are available to permit DST to continue performing its obligations under this Agreement with minimal disruption. DST shall continuously back up the Fund Transfer Agent's files and data, including securityholder and Fund records, and shall store the back-up files in a secure manner at a location other than its normal location, so that, in the event of a power failure, disaster or other interruption at such normal location, the Fund Transfer Agent's files and data, including the securityholder and Fund records, will be maintained intact and DST will be able to continue processing at such other location without substantial disruption or curtailment of the services provided to the Fund Transfer Agent hereunder. DST shall keep the back-up files at such other location in accordance with the Procedures.

     C. That Recovery Services Agreement for Telephone and Data Input Equipment dated as of July 1, 2000, by and between Fund Transfer Agent, formerly known as Scudder Kemper Investments, Inc., and DST Systems, Inc. is hereby terminated immediately upon execution of this Agreement and shall be of no further force and effect without any additional charge or further responsibility on the part of either party thereto.

17.  Certification of Documents.

     The required copy of the Articles of Incorporation or Declaration of Trust, as appropriate, of each Fund and the Fund Transfer Agent and copies of all amendments thereto will be certified by the Secretary of State (or other appropriate official) of the applicable state of incorporation, and if such Articles of Incorporation and amendments are required by law to be also filed with a county, city or other officer of official body, a certificate of such filing will appear on the certified copy submitted to DST. A copy of the order or consent of each governmental or regulatory authority required by law to issue stock will be certified by the Secretary or Clerk of such governmental or regulatory authority, under proper seal of such authority. The copies of the Bylaws and copies of all amendments thereto, and copies of resolutions of the Board of Directors/Trustees of a Fund and the Fund Transfer Agent will be certified by the Secretary or an Assistant Secretary of such Fund or the Fund Transfer Agent under such Fund's or Fund Transfer Agent's seal.

18.  Disposition of Books, Records and Canceled Certificates.

     DST may send periodically to the Fund Transfer Agent, or to where designated by the Secretary or an Assistant Secretary of the Fund Transfer Agent, all books, documents, and all records no longer deemed needed for current purposes and stock certificates which have been canceled in transfer or in exchange (the "Records"), upon the understanding that such Records will be maintained by the Fund Transfer Agent under and in accordance with the requirements of all applicable laws, rules and regulations including by way of example and not limitation Section 17Ad-7 adopted under the 1934 Act and Section 17Ad-7(g) thereof. The Fund Transfer Agent shall be responsible for any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability directly or indirectly arising out of or resulting from the destruction or unavailability of any Records sent by DST to the Fund Transfer Agent; provided, however, that no Records shall by destroyed prior to the expiration of the period when such Records are required to be preserved under applicable law.

19.  Provisions Relating to DST as Sub-Transfer Agent.

     A. DST will make original issues of stock certificates upon written request of an officer of the Fund Transfer Agent and upon being furnished with a certified copy of a resolution of the Board of Directors/Trustees authorizing such original issue, any documents required by Sections 5 or 11 of this Agreement, and necessary funds for the payment of any original issue tax.

     B. Before making any original issue of certificates the Fund Transfer Agent will furnish DST with sufficient funds to pay all required taxes on the original issue of the stock, if any. The Fund Transfer Agent will furnish DST such evidence as may be required by DST to show the actual value of the stock. If no taxes are payable DST will be furnished with an opinion of outside counsel to that effect.

     C. Shares of stock will be transferred and new certificates issued in transfer, or shares of stock accepted for redemption and funds remitted therefor, or book entry transfer be effected, upon surrender of the old certificates in form or receipt by DST of instructions deemed by DST properly endorsed for transfer or redemption accompanied by such documents as DST may deem necessary to evidence the authority of the person making the transfer or redemption. DST reserves the right to refuse to transfer or redeem shares until it is satisfied that the endorsement or signature on the certificate or any other document is valid and genuine, and for that purpose it may require a guaranty of signature in accordance with the Fund Transfer Agent's Redemption Draft Signature Verification policy, which is set forth in Exhibit D. DST also reserves the right to refuse to transfer or redeem shares until it is satisfied that the requested transfer or redemption is legally authorized, and it will incur no liability for the refusal in good faith to make transfers or redemptions that, in its judgment, are improper or unauthorized. DST may, in effecting transfers or redemptions, rely upon the Procedures and the Simplification Acts, Uniform Commercial Code or other statutes that protect it, the Funds and the Fund Transfer Agent in not requiring complete fiduciary documentation. In cases in which DST is not directed or otherwise required to maintain the consolidated records of securityholder's accounts, DST will not be liable for any loss which may arise by reason of not having such records.

     D. When mail is used for delivery of stock certificates, DST will forward stock certificates in "nonnegotiable" form by first class or registered mail and stock certificates in "negotiable" form by registered mail, all such mail deliveries to be covered while in transit to the addressee by insurance arranged for by DST.

     E. DST will issue and mail subscription warrants, certificates representing stock dividends, exchanges or split ups, or act as conversion agent upon receiving written instructions from any officer of the Fund Transfer Agent or Authorized Person and such other documents as DST deems necessary.

     F. DST will issue, transfer, and split up certificates and will issue certificates of stock representing full shares upon surrender of scrip certificates aggregating one full share or more when presented to DST for that purpose upon receiving written instructions from an officer of the Fund Transfer Agent or Authorized Person and such other documents as DST may deem necessary.

     G. DST may issue new certificates in place of certificates represented to have been lost, destroyed, stolen or otherwise wrongfully taken upon receiving instructions from the Fund Transfer Agent and indemnity satisfactory to DST and the Fund Transfer Agent, and may issue new certificates in exchange for, and upon surrender of, mutilated certificates. Such instructions from the Fund Transfer Agent will be in such form as will be approved by the Board of Directors of the Fund Transfer Agent and will be in accordance with the provisions of law and the bylaws of the Fund Transfer Agent governing such matters.

     H. DST will supply a securityholder's list to the Fund Transfer Agent for the annual meeting of each Fund upon receiving a request from an officer of such Fund. It will also, at the expense of the Fund Transfer Agent, supply lists at such other times as may be requested by an officer of the Fund. DST shall also, at the expense of the Fund Transfer Agent, supply lists at such other times as may be requested by a Fund Transfer Agent representative.

     I. Upon receipt of written instructions of an officer of the Fund Transfer Agent, DST will, at the expense of the Fund Transfer Agent, address and mail notices to securityholders.

     J. In case of any request or demand for the inspection of the stock books of a Fund or any other books in the possession of DST, DST will endeavor to notify the Fund Transfer Agent and to secure instructions as to permitting or refusing such inspection. DST reserves the right, however, to exhibit the stock books or other books to any person in case it is advised by its counsel that it may be held responsible for the failure to exhibit the stock books or other books to such person.

20.  Provisions Relating to Dividend Disbursing Agency.

     A. DST will, at the expense of the Fund Transfer Agent, provide a special form of check containing the imprint of any device or other matter desired by the Fund Transfer Agent. Said checks must, however, be of a form and size convenient for use by DST.

     B. If the Fund Transfer Agent desires to include additional printed matter, financial statements, etc., with the dividend checks, the same will be furnished to DST within a reasonable time prior to the date of mailing of the dividend checks, at the expense of the Fund Transfer Agent.

     C. If the Fund Transfer Agent desires its distributions mailed in any special form of envelopes, sufficient supply of the same will be furnished to DST but the size and form of said envelopes will be subject to the approval of DST. If stamped envelopes are used, they must be furnished by the Fund Transfer Agent; or if postage stamps are to be affixed to the envelopes, the stamps or the cash necessary for such stamps must be furnished by the Fund Transfer Agent.

     D. DST, acting as agent for the Fund Transfer Agent, is hereby authorized to establish in the name of, and to maintain on behalf of, a Fund or Fund Transfer Agent, as instructed, on the usual terms and conditions prevalent in the industry, one or more deposit accounts into which DST shall deposit the funds DST receives for payment of dividends, distributions, redemptions or other disbursements provided for hereunder and to draw checks and order the issuance of wires against such accounts. DST, acting in the name of and as agent for a Fund or the Fund Transfer Agent, as instructed, is also hereby authorized to execute on behalf and in the name of the Fund, or the Fund Transfer Agent, as instructed, on the usual terms and conditions prevalent in the industry, agreements with banks for wire transfer services.

     E. DST is authorized and directed to stop payment of checks theretofore issued hereunder, but not presented for payment, when the payees thereof allege either that they have not received the checks or that such checks have been mislaid, lost, stolen, destroyed or through no fault of theirs, are otherwise beyond their control, and cannot be produced by them for presentation and collection, and, to issue and deliver duplicate checks in replacement thereof in accordance with the Procedures. DST shall not be required to obtain an Affidavit of Non-Receipt or an indemnification from such payee and shall have no responsibility or liability arising out of or resulting from obligations of a Fund to a holder in due course or bona fide purchaser for value to honor a check even though a stop transfer was placed thereupon

21. Assumption of Duties By the Fund Transfer Agent or Agents Designated By the Fund Transfer Agent.

     A. With the consent of DST, which consent shall not be unreasonably delayed or withheld provided the Compensation payable to DST under this Agreement is not reduced or diminished by the contemplated assumption of responsibilities by the Fund Transfer Agent or its designated agents, the Fund Transfer Agent or its designated agents other than DST may assume certain duties and responsibilities of DST or those services of Sub-Transfer Agent and Sub-Dividend Disbursing Agent as those services are described in Exhibit A of this Agreement.

     B. To the extent the Fund Transfer Agent or its agent or Affiliate assumes such duties and responsibilities or to the extent a service was not at the date of execution of this Agreement performed by Fund Transfer Agent (which, as of the effective date of this Agreement, includes those services in Section II., Paragraph H and Section IV., Paragraph B of Exhibit A), DST shall be relieved from all responsibility and liability therefor and is hereby indemnified and held harmless against any liability therefrom and in the same manner and degree as provided for in Section 9 hereof.

     C. Initially DST shall be responsible for all services set forth in Exhibit A except those referred to in Section II., Paragraph H. and Section IV., Paragraph B of Exhibit A. If in the future, Fund Transfer Agent or its designees become responsible for any of the Services assumed by DST as of the effective date of this Agreement or Fund Transfer Agent desires that DST, and DST is willing to, assume additional functions or responsibilities, such assumption will be reflected in an amendment to Exhibit A, which Amendment shall also include any mutually agreed to changes to the Compensation.

     D. Notwithstanding anything herein to the contrary, the Fund Transfer Agent shall, vis a vis DST, be responsible and liable for any actions or omissions of a Fund.

22.  Termination of Agreement.

     A. This Agreement shall be in effect for an initial period of five (5) years and thereafter may be terminated by either party upon delivery to, and receipt by, the other party of one (1) year's prior written notice of such termination or as provided in Sections 8B and 16A

     B. Each party, in addition to any other rights and remedies, shall have the right to terminate this Agreement forthwith upon the occurrence at any time of any of the following events with respect to the other party:

          (1) The bankruptcy of the other party or its assigns or the appointment of a receiver for the other party or its assigns; or

          (2) Failure by the other party or its assigns to perform its duties in accordance with the Agreement, which failure materially adversely affects the business operations of the first party and which failure continues for thirty (30) days after receipt of written notice from the first party.

     C. In the event of termination, DST will use its reasonable efforts to transfer the records of the Fund Transfer Agent to the designated successor sub-transfer agent, to provide reasonable assistance to the Fund Transfer Agent and its designated successor sub-transfer agent, and to provide other information relating to its services provided hereunder (subject to the recompense of DST for such assistance at its standard rates and fees for personnel then in effect at that time); provided, however, as used herein "reasonable assistance" and "other information" shall not include assisting any new service or system provider to modify, alter, enhance, or improve its system or to improve, enhance, or alter its current system, or to provide any new, functionality or to require DST to disclose any information which is confidential or proprietary to DST.

     D. (1) In the event of termination, the Fund Transfer Agent will promptly pay DST all amounts due to DST hereunder including but not limited to all Compensation and Reimbursable Expenses accrued or incurred under this Agreement and all costs (the " Unwinding Costs") incurred to terminate the people, assets and liabilities used to provide services under this Agreement including without limitation severance costs, Lease (as defined in the Asset Purchase Agreement) termination penalties, and license termination costs to the extent incurred by DST up to an amount not to exceed Five Million Dollars ($5,000,000).

          (2) In addition, if this Agreement is terminated by the Fund Transfer Agent for any reason other than a termination under or pursuant to Sections 8. B.(2)(b), 16.A. or 22.B. of this Agreement (including but not limited to: (i) a termination by the Funds of either the Funds' agreement(s) with Fund Transfer Agent or (ii) a withdrawal by the Funds of their consent to Fund Transfer Agent's continued subcontracting of Fund Transfer Agent's obligations under Fund Transfer Agent's agreement(s) with the Funds to DST under or pursuant to this Agreement) prior to the expiration of the entire initial five (5) year term of this Agreement, Fund Transfer Agent shall pay to DST, in addition to any other Compensation or termination charges payable under the terms of this Agreement, a fee consisting of the product of (x) the aggregate Compensation paid by Fund Transfer Agent to DST during the twelve (12) calendar month period immediately preceding the month in which DST receives notice of the Fund Transfer

               Agent's intent to terminate; (y) times the lesser of (I) the number of years still remaining in such initial term of this Agreement (pro-rated for partial years) as of such termination or
               (II) the number two; (z) times fifteen per cent (.15) (the "Liquidated Damages Amount"). By way of example, (I) if the Compensation paid during Year One aggregated $27,000,000 the Fund Transfer gave notice as of the last day of Year One and terminated as of the close of Year Two, the Liquidated Damages Amount would be $8,100,000 [($27,000,000 x 2) x .15] or (II) if the Compensation paid during Year Three aggregated $27,000,000 and Fund Transfer Agent gave notice as of the last day of Year Three and terminated as of the close of business on the last day of Year Four, the Liquidated Damages Amount would be $4,050,000 [($27,000,000 x 1) x .15].

          (3) Notwithstanding anything herein to the contrary, the Unwinding Costs set forth in Section 22.D.(1) and the Liquidated Damages Amount shall not be payable, and Fund Transfer Agent may terminate without paying any liquidated damages or Unwinding Costs to DST, in the event that the Funds, which are terminating the Fund Transfer Agent as their transfer agent, appoint DST as the Fund Transfer Agent's successor transfer agent on substantially similar terms to those set forth in this Agreement. In any event, the effective date of any deconversion as a result of termination hereof shall not occur during the period from December 15th through March 30th of any year to avoid adversely impacting year end.

23.  Confidential, Customer and Proprietary Information.

     A. All books, records, information and data pertaining to the business or software applications of the other party that are exchanged or received or to which access is permitted pursuant to the negotiation or carrying out of this Agreement, unless publicly available, and the terms and conditions of this Agreement shall be used by the receiving party only to accomplish the purposes of this Agreement and shall be kept confidential, and shall not be voluntarily disclosed by the receiving party to any other person, except as may be required hereunder or by law or court order (and then only after five days prior notice to the other party, if practicable or legally permissible). Further, each party acknowledges that the other has proprietary rights in and to any data bases, computer programs, data, screen and file formats, interfaces, interactive design techniques, and documentation manuals furnished to it by the other party and that such information constitutes confidential material and trade secrets. The receiving party shall use commercially reasonable measures to prevent unauthorized persons from gaining access to, distributing, or otherwise using such confidential and proprietary information (including but not limited to advising all of its employees and agents who have access to any such information of the foregoing and requiring appropriate agreements from such employees and agents). Notwithstanding anything to the contrary herein, the Fund Transfer Agent may show DST's confidential information, in whatever form or media, to the Funds provided it has obtained their written Agreement to treat such confidential information in a manner consistent with the obligations of the Fund Transfer Agent under this Agreement.

     B. With respect to the Fund Transfer Agent's confidential information that is Customer Information, the provisions set forth in this Section 23.B shall apply. "Customer Information" means information, in any form provided to DST by or on behalf of the Fund Transfer Agent, that uniquely identifies a current, former or prospective securityholder.

Customer Information includes, but is not limited to, copies of such information or material derived from such information.

          (1) Notwithstanding anything in this Agreement to the contrary, DST will keep confidential and will not use or disclose to any other party (including, but not limited to, affiliates of DST) any Customer Information, except as authorized in writing by the Fund Transfer Agent or as appropriate in connection with performing the services in accordance with this Agreement and subject to any conditions set forth elsewhere in this Agreement.

          (2) DST will maintain appropriate physical, electronic and procedural safeguards to store, dispose of (if applicable) and secure Customer Information to protect it from unauthorized access, use, disclosure, alteration, loss and destruction. The safeguards used by DST to protect Customer Information will be no less than those used by DST to protect its own confidential information. In addition, DST will comply with any other security safeguards and standards required by this Agreement.

          (3) DST acknowledges that is has received and reviewed a copy of the Fund Transfer Agent's privacy policy applicable to Customer Information and it agrees that it will not act in a manner that is inconsistent with such policy.

          (4)  DST will not disclose Customer Information except:

               (a) To DST's officers, directors and employees and DST's counsel and accountants having fiduciary duties of nondisclosure (collectively "Representatives") who have a need to know the Customer Information in connection with the services provided to the Fund Transfer Agent under this Agreement. DST will advise its Representatives of its obligations with respect to Customer Information and will be responsible to the Fund Transfer Agent for any noncompliance by DST's Representatives with such obligations.

               (b) To other third parties (including affiliates of DST) who have a need to know the Customer Information in connection with the services provided to the Fund Transfer Agent under this Agreement.

               (c) In accordance with the Procedures or as otherwise necessary to fulfill DST's obligations under this Agreement.

          (5) DST has (i) established and will maintain appropriate policies and procedures to comply with its obligations concerning Customer Information under this Agreement, (ii) provided and will provide training on such policies and procedures for employees with access to Customer Information, and (iii) established and will enforce appropriate disciplinary measures for individuals who fail to comply with such policies and procedures.

          (6) DST will promptly notify the Fund Transfer Agent in writing if it becomes aware of (i) any breach of its information security procedures, (ii) any loss of Customer Information, (iii) any attempt to obtain unauthorized access, disclosure or use of Customer Information, or (iv) any improper attempt to alter or destroy any Customer Information. Such notice will include steps taken or planned to be taken by DST to remedy the situation.

          (7) DST will permit, at the Fund Transfer Agent's expense, any regulatory agency with supervisory responsibility for the Fund Transfer Agent to examine all records and materials, use the equipment and interview those employees of DST to the extent that such officials deem necessary to protect the interest of depositors, creditors or stockholders of the Fund Transfer Agent or as otherwise permitted under applicable law, rule or regulation.

     C. Each party acknowledges that disclosure of confidential and proprietary information and Customer Information may give rise to an irreparable injury to the other party, as applicable, which is inadequately compensable in damages. Accordingly, the affected party may seek (without the posting of any bond or other security) injunctive relief against the breach of the foregoing undertakings of confidentiality and nondisclosure, in addition to any other legal remedies which may be available, and, upon a proper showing of a violation or of facts which, if continued unchanged, would result in a violation, each party consents to the obtaining of such injunctive relief.

     D. All of the undertakings and obligations relating to confidentiality and nondisclosure, whether contained in Section 23 or elsewhere in this Agreement, shall survive the termination or expiration of this Agreement.

24.  Changes and Modifications.

     A. During the term of this Agreement, DST will use on behalf of the Fund Transfer Agent without additional cost all modifications, enhancements, or changes which DST may make to the TA2000 System in the normal course of its business and which are applicable to functions and features offered by a Fund or the Fund Transfer Agent, unless substantially all DST clients are charged separately for such modifications, enhancements or changes, including, without limitation, substantial system revisions or modifications necessitated by changes in existing laws, rules or regulations. The Fund Transfer Agent agrees to pay DST promptly for modifications and improvements which are charged for separately at the rate provided for in DST's standard pricing schedule which shall be identical for substantially all clients, if a standard pricing schedule shall exist. If there is no standard pricing schedule, the parties shall mutually agree upon the rates to be charged.

     B. DST shall have the right, at any time and from time to time, to alter and modify any systems, programs, procedures or facilities used or employed in performing its duties and obligations hereunder; provided that the Fund Transfer Agent will be notified as promptly as possible prior to implementation of such alterations and modifications and that no such alteration or modification or deletion shall materially adversely change or affect the operations and procedures of the Fund Transfer Agent in using or employing the TA2000 System or DST Facilities hereunder or the reports to be generated by such system and facilities hereunder, unless the Fund Transfer Agent is given thirty (30) days prior notice to allow the Fund Transfer Agent to change its procedures and DST provides the Fund Transfer Agent with revised operating procedures and controls. Notwithstanding anything herein or in the Remote Services Agreement, DST, at no additional cost or obligation to provide equivalent functionality or services, equipment or software programs in lieu thereof, may in its sole discretion discontinue use of and operation of the SURROUNDS (as defined in the Remote Services Agreement) with respect to all Funds serviced under this Agreement.

     C. All enhancements, improvements, changes, modifications or new features added to the TA2000 System however developed or paid for shall be, and shall remain, the confidential and exclusive property of, and proprietary to, DST.

25.  Subcontractors.

     Nothing herein shall impose any duty upon DST in connection with or make DST liable for the actions or omissions to act of unaffiliated third parties such as, by way of example and not limitation, Airborne Services, the U.S. mails and telecommunication companies, provided, if DST selected such company, DST shall have exercised due care in selecting the same. Notwithstanding the foregoing, if DST intends to subcontract any of its obligations to perform the Services it is obligated to perform hereunder to an unaffiliated third party, other than a subcontract entered into at the direction of the Fund Transfer Agent, DST shall provide ninety (90) days prior written notice of its intention to do so and shall be liable for the actions or omissions of such unaffiliated third parties.

26.  Miscellaneous.

     A. It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any Fund shall be personally liable under this Agreement.

     B. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of Missouri, excluding that body of law applicable to choice of law.

     C. All terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

     D. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by each party hereto.

     E. The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     F. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. G. If any part, term or provision of this Agreement is by the courts held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     H. This Agreement may not be assigned by the Fund Transfer Agent or DST without the prior written consent of the other.

     I. Neither the execution nor performance of this Agreement shall be deemed to create a partnership or joint venture by and between the Fund Transfer Agent and DST. It is understood and agreed that all services performed hereunder by DST shall be as an independent contractor and not as an employee of the Fund Transfer Agent. This Agreement is between DST and the Fund Transfer Agent and neither this Agreement nor the performance of services under it shall create any rights in any third parties. There are no third party beneficiaries hereto.

     J. Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by any party hereunder shall not affect any rights or obligations of any other party hereunder.

     K. The failure of either party to insist upon the performance of any terms or conditions of this Agreement or to enforce any rights resulting from any breach of any of the terms or conditions of this Agreement, including the payment of damages, shall not be construed as a continuing or permanent waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

     L. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, draft or agreement or proposal with respect to the subject matter hereof, whether oral or written, and this Agreement may not be modified except by written instrument executed by both parties.

     M. All notices to be given hereunder shall be deemed properly given if delivered in person or if sent by U.S. mail, first class, postage prepaid, or if sent by facsimile and thereafter confirmed by mail as follows:

          If to DST:

          DST Systems, Inc.
          1055 Broadway, 7th Floor
          Kansas City, Missouri 64105
          Attn: Group Vice President-Full Service
          Facsimile No.: 816-435-3455

          With a copy of non-operational notices to:

          DST Systems, Inc.
          333 West 11th Street,
          5th Floor
          Kansas City, Missouri 64105
          Attn: Legal Department
          Facsimile No.: 816-435-8630

          If to the Fund Transfer Agent:

          Scudder Investments Service Company
          222 South Riverside Plaza
          Chicago, IL 60606
          Attn: Mike Gallagher
          Facsimile No.: 312 537 4126

          With a copy to:
          Legal Department - Attention: Jody Irwin
          345 Park Avenue 24th Floor
          New York NY 10154
          Facsimile No.: 212 223 3127

     or to such other address as shall have been specified in writing by the party to whom such notice is to be given.

     N. Each party may hire an employee of the other engaged directly or indirectly in providing transfer or sub-transfer agency services, or in support and programming services relating thereto, if and only if senior management of the other party has approved a solicitation of such employee for employment; provided, however, nothing in this Section shall prevent either party from hiring an employee of the other party (i) who responds to a general advertisement or advertising campaign which is carried out in the ordinary course of business of the recruiting party; or (ii) who, while an employee of one party, makes an unsolicited approach to the other party.

     O. The representations and warranties contained herein shall survive the execution of this Agreement. The representations and warranties contained in this Section, and the provisions of Section 7.D, Section 9, Section 23 hereof shall survive the termination of the Agreement and the performance of services hereunder until any statute of limitations applicable to the matter at issues shall have expired.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers, to be effective as of the day and year first above written.

                                          DST SYSTEMS, INC.


                                          By:
                                              ----------------------------------

                                          Title:
                                                 -------------------------------


                                          SCUDDER INVESTMENTS SERVICE COMPANY


                                          By:
                                              ----------------------------------

                                          Title:
                                                 -------------------------------

                                    EXHIBIT A

                         SERVICES TO BE PROVIDED BY DST

I.   Introduction

Scudder Investments Service Company (SISC) Transfer Agency Operation provides services essential for the operation of a mutual fund. Shareholders need records of their investments. Various regulatory and tax reports must be prepared and filed, shareholder interests transferred and redeemed, dividends paid in cash or reinvested in additional shares, and various other shareholder services provided.

The Transfer Agency Operation provides services for Scudder and Deutsche Open-End Funds, Closed-End Funds, and Variable Annuities. Services provided for each Fund type are similar; however, rules governing the types of Funds dictate the use of different Shareholder Accounting systems and procedures. Shareholder account information for Closed-End Funds is stored on DST's Stock Transfer System (STS). Account information for Open-End Funds and Variable Annuities is stored on DST's TA-2000 system. Some records are maintained on an omnibus basis while the majority is "fully disclosed." SISC also supports all National Securities Clearing Corporation (NSCC) "Networking" levels. SISC utilizes DST's Automated Work Distributor (AWD) system for capturing images and routing documents to the appropriate processing unit. Responsibility for servicing Open-End Funds is divided into the following functional areas: Shareholder Operations, Broker/Dealer Operations, Control Operations and Support Operations. A separate unit, CEF, provides a full range of services to Closed-End Fund shareholders and intermediaries. Several departments, including but not limited to most within the Control Operations and Support Operations areas, act as "utilities", providing services across business areas (Retirement/Retail) as well as product lines. The major responsibilities for servicing both types of Funds are discussed below.

II. SCUDDER and DEUTSCHE OPEN-END FUNDS Scudder Investments Service Company - Shareholder Service Agent

A.   SHAREHOLDER OPERATIONS

New Accounts

A new investor's account is established on the Shareholder Accounting system from information provided on the application. The account registration is formatted in accordance with state laws that affect how securities may be registered. Tax ID numbers are classified to comply with IRS regulations. Various Fund investment privileges requested by the shareholder are established and the account is encoded with the appropriate broker/dealer and branch number when such information is provided on the application.

Redemptions

Letters are received directly from shareholders or their designated representatives who wish to liquidate all or a portion of their account. It is first determined that the requester is authorized to act for the account and that the appropriate documents have been submitted to validate the requester's authority and identity. Written redemptions involve complex legal requirements, state laws and various official documents. Correspondence or telephone calls are generated if the documents are found to be insufficient to comply with the legal requirements of the redemption request.

Shareholders can also make redemptions against balances in their Money Market Fund accounts using checkwriting drafts. The TA works closely with the custodian to approve, balance and process the check redemption drafts written by shareholders. The Transfer Agency also monitors daily data transmissions between portfolio and shareholder accounting systems to ensure that accurate, timely price updates are completed.

Transfers

Shareholders or their designated representatives who wish to change the registration of an account can do so by letter. The most common types of transfers arise from name changes due to marriage, divorce or death. Transfers involving guardianship or bankruptcy may be more complex. Like a redemption request, a transfer request must be accompanied by the appropriate documents to validate the requester's authority and identity.

Correspondence or telephone calls are generated if the documents are found to be insufficient to comply with the transfer request. Once the documents are in good order, shares in the existing account are transferred to an account under a new registration.

Account Changes

In addition to redemptions and transfers, shareholders may write to SISC to request address changes, new privileges, changes to existing privileges, and changes to the broker/dealer or representative named on their account. The corresponding changes are then made to the shareholder's account.

Research

Historically, it has been necessary to obtain a microfilm copy of the original source document when a shareholder questions a transaction on their account statement or requests a transaction history. The large majority of documents received by SISC are now being "imaged" via the AWD system. Imaging is the process that converts a paper document into an electronic image. Electronic images can be moved and processed more quickly than paper and electronic images are more secure. Electronic images also speed up the Research process. If an error is discovered, it is documented and correcting entries are made to the shareholder's account. Many research requests, however, are to assist shareholders who are merely seeking information from Transfer Agency files to confirm personal records.

If a shareholder or broker/dealer questions a transaction on an account statement or requests a transaction history, it had been necessary to pull the microfilm copy of the source document. Beginning in October 1997, all incoming correspondence is scanned and stored as an electronic image. If an error was made, it is documented and correcting entries are made to the shareholder's account. Many research requests ask for information from SISC files simply to confirm personal records.

Postal Return Maintenance and Control

Shareholder mailings that are returned as undeliverable are researched to discover corrected addresses for shareholders that have moved so that the statement/confirmation mailing process may be resumed as quickly as possible.

B.   BROKER/DEALER PROCESSING

Confirmed Trades

Broker/dealers may call their appropriate Universal Service Team to place a confirmed order for the purchase or redemption of Fund shares at the price to be determined for that day. A record of each order is created on the Shareholder Accounting system that generates a written confirmation to the broker/dealer.

SISC follows up on the orders to ensure that payment is received from the broker/dealer for each purchase. Once payment and settlement instructions are received, the purchase is recorded in the appropriate shareholder account or a new account is established based on broker instructions. To redeem shares, the broker must submit the necessary authorizations from the shareholder. Payment for the shares is then released to the broker/dealer.

Fund/SERV Confirmed Trades

The NSCC offers an electronic method of communicating and confirming trades between broker/dealers and transfer agents. This electronic method, called Fund/SERV, is the preferred method of entering trades by most broker/dealers.

Over ninety percent of the confirmed trade volume now comes through Fund/SERV, a centralized mutual fund trade placement and settlement system. SISC answers Fund/SERV questions and handles administrative issues. The NCSS support group and the Universal Service Teams monitor reports, analyze traffic and sample data to make certain the process is running smoothly and accurately. They also resolve rejected trades on a daily basis.

Networking activity is also controlled and monitored. Networking is the exchange of electronic files between broker/dealers and transfer agents in highly regulated formats and at pre-determined times. SISC transmits the shareholder's current account balance, dividends earned and a record of any account activity to the broker/dealer. The broker/dealer transmits account changes authorized by the shareholder to SISC for processing. All data for Networking and Fund/SERV is routed and controlled by the NSCC.

Commissions

Statements, administrative service fees and checks are generated weekly for the brokerage firms and other financial institutions that have selling group agreements for Scudder Mutual Funds.

Dealer Changes

Data is maintained on brokerage firms that have selling agreements for Scudder Mutual Funds, including the branch numbers of the firms and the registered representatives in each branch. This data is critical to all processing areas that handle broker-initiated business, and facilitates commission payment processing as well as ad hoc sales reporting.

Timing Services

Some shareholders authorize a broker or financial advisor to switch their investment among several Scudder Mutual Funds based on market conditions in an attempt to maximize their return. These firms group individual accounts by investment objective and then use the exchange privilege to move the balances from fund to fund. Each list of accounts must be exchanged simultaneously, upon receipt of instructions from the timing firm. Special reports are created and distributed to the timing firm to confirm the transactions. The Timing Department also handles special investment allocation processes for members of the funds' boards of directors.

Broker/Dealer Operational Support

Brokerage firm back offices frequently need assistance in executing transactions authorized by shareholders. The representatives in this area work with back office personnel on documentation or transaction processing issues, answering questions and expediting difficult transactions. Brokerage firms with large sales may have a multi-functional service team dedicated to their service requests. This expedites shareholder transactions, minimizes problems and creates a smooth flow of documentation and paperwork between the Transfer Agent and the brokerage firm's back office.

Wholesale Money Market Fund Services (Cash Products Group)

Financial institutions that utilize Scudder's wholesale Money Market Funds as the investment vehicle for their private label cash management account products need on-going service and support. Representatives work closely with these firms on a wide variety of operational issues and concerns. These include checkbook issuance and related control procedures, special account coding procedures for omnibus dealer purge eligibility, daily money movement reconcilement, reconcilement of B/D activity and positions with external and offshore transfer agents of "outside funds", and review and validation of the accuracy of fund billing volume reports.

Variable Annuity Services

A dedicated team within Broker/Dealer Operations provides daily processing, reconcilement, and insurance firm support for Scudder's Variable Annuity products.

C.   CONTROL OPERATIONS

Fund Balancing

Reports generated by the Shareholder Accounting system are balanced to ensure that share activity at the individual account level balances to share totals at the aggregate fund level. Should an out-of-balance condition occur, research will be performed to isolate the cause of the discrepancy and corrective action will be taken. Control Operations is responsible for the reporting of fund share and cash activity to fund accounting including but not limited to estimates, money market cash availability, and adjustments.

Reconciliation

The dollar side of each share transaction must be balanced to the corresponding fund bank account statement. Bank account entries without a corresponding offset in a shareholder account or shareholder transactions without a corresponding bank account entry are tracked and researched until they are resolved. Control Operations also ensures the appropriate money movements between the transfer agent bank accounts and the fund bank accounts (custody accounts) have occurred.

As Of Trade and Timer Monitoring

Dedicated resources within Control Operations capture all daily "as of" trade activity so that timely estimations can be provided to Portfolio Management, thereby minimizing the potential for gains or losses to the funds and resulting effects on the daily NAV. This group also monitors as hoc market timer activity in selected sensitive funds, unilaterally canceling trades if warranted.

Fed Wire Services

Due to the time critical nature and high dollar volume of daily incoming and outgoing wire transfers, a separate group within Control Operations manages these processes for all shareholder and broker/dealer initiated transactions.

Dividends

The Fund sends instructions regarding each dividend to be paid. The TA is responsible for executing the processes to accurately reinvest or pay out each shareholder's dividend in accordance with their pre-existing instructions. Shareholders may also invest the dividends from one Fund into another Fund or they may receive their dividends through ACH.

Checkwriting

The Checkwriting department coordinates daily funding of checkwriting redemption money movements, screens drafts for compliance with draft payment policies including signature verification, and places outbound shareholder calls during tax season to minimize the frequency of rejected drafts made payable to the Internal Revenue Service.

D.   SUPPORT OPERATIONS

Purchases/Check Processing

Checks are received from new and existing shareholders to purchase shares of the Funds. The checks are prepared for deposit at the sub-custodian. Checks are micro-encoded, endorsed and microfilmed. Deposit instructions are prepared and delivered to the bank along with the checks for credit to the Funds. A purchase transaction is recorded in the shareholder's account by the Shareholder Accounting system.

Pre-authorized purchases allow the shareholder to make regular, periodic purchases into an Open-End Fund account from the shareholder's bank account by using pre-authorized drafts or the electronic funds transfer (ACH) network. The TA works closely with the custodian to establish, control and balance both types of periodic purchases.

Distribution Center, Output Control, Print Center, Office Services

Incoming, outgoing and internal mail services are provided, including sorting and scanning into the AWD system. Shareholder accounting system reports are printed and distributed. Share certificates and check stock are secured and controlled. This group is responsible for the printing of certain redemption and distribution checks as well as the certificates for the closed end funds. Office supplies are ordered, inventoried and distributed throughout the TA. Vendor contracts are managed in this area (e.g., equipment, copiers, overnight shippers, etc.). This group is also responsible for maintaining and periodic testing of the TA's emergency evacuation and business recovery plans.

Tax and Compliance

This group produces year-end tax forms for shareholders and magnetic media for the IRS. It is also responsible for all escheatment processing, as well as daily monitoring of potentially fraudulent activity, money laundering/OFAC screening, etc. The group also assists other Scudder units in dealing with proxies, and is responsible for producing and validating year-end microfiche.

SISC supports the following regulatory filings: NYSE, 17ad-11, lost certificates and TA-2. SISC also maintains books and records on behalf of the Broker Dealers and the Funds using agreed upon policies and procedures.

Management Services

This group develops and manages system level parameters and workflows within AWD and the NT Desktop applications used throughout the TA. It also plays key roles in acceptance testing of new software supplied by DST, as well as coordination of testing, mock conversions, and balancing of product integrations, re-branding efforts, and fund mergers and liquidations. The group also manages and controls all systems access security templates and processes for the TA.

Mobile Workforce

This group serves dual purposes. Its primary mission is to supply temporary assistance to other departments that may be experiencing unusual volumes, special project needs, and/or losses of staff due to illness, vacations, etc. Also, Letter Of Acceptance processing for the intermediary channel is centralized in this group.

E.   TRAINING AND QUALITY ASSURANCE

Training

Educational services for new and existing employees to improve their fund knowledge, skill levels in critical tasks, and customer service aptitudes and capabilities are provided by training specialists.

Quality Assurance

Transaction activity from Purchases, New Accounts, Written Redemptions, Transfers, Account Changes and Confirmed Trades are screened for accuracy and compliance with the customer's request.

F.   ADDITIONAL SERVICES PROVIDED TO THE FUNDS' DISTRIBUTOR

Dealer, branch, and rep maintenance is provided in the DRMS system to support SDI's internal sales reporting systems.

The Shareholder (SOS) and Dealer Operations Services (DOS) departments support the primary Scudder Call Centers in Chicago. DOS additionally provides support to the DB Private Banking unit in New York and Private Investment Counsel representatives throughout the country. SOS and DOS handle transaction processing initiated by these groups, take overflow 800 line calls, assist Call Center reps with research of complex account inquiries, and handle certain sensitive functions on a centralized basis such as Stop Transfers, Stop Mails, pledge agreements, etc. SOS also manages and maintains the onsite microfilm research archives.

G. ADMINISTRATIVE SUPPORT FUNCTIONS [To be provided by DST with respect to DST's own personnel and operations only]

SISC is supported by Human Resource specialists who are responsible for recruiting new employees and for administering all payroll and employee benefit programs.

Legal and Compliance specialists advise management on issues and changes in legislation that would impact the proper execution and delivery of Transfer Agency functions, review issues relating to transactions, shareholder complaints, and regulatory inquiries and inspections, prepare and process regulatory filings and manage litigation.

H.   FUNCTIONS NOT PROVIDED BY SISC

Certain functions associated with servicing mutual funds are not among the responsibilities of SISC's transfer agency and accordingly will not be performed by DST.. These functions have been organizationally assigned elsewhere as follows:

..    Call Center operations; assigned to Scudder Distributors, Inc. Includes shareholder and dealer 800 services, inside wholesaler support, correspondence processing, and fulfillment.

..    Statement and Confirmation Production and Vendor Management; assigned to
     Scudder Marketing. Includes interface with print/mail vendors, base stock and envelope design, procurement and inventory management, output quality assurance, and vendor invoice review and validation. Also includes production and mailing of annual and semi annual fund reports, prospectuses, etc., and all marketing publications.

..    Participant (source of money) level record keeping associated with certain retirement plans; assigned to Retirement Services in various Scudder facilities and locations. (Note: While participant accounting is performed on both internal and external subsystems, interfaces to TA2000 exist.)

..    Fund Billing; assigned to Scudder Corporate Accounting; tabulation and billing of transfer agent fees, out of pocket expenses, and other fund expenses.

..    Proxy Vendor management; assigned to Scudder Marketing. Includes shareholder solicitations, coordination and reporting of vote tabulations, invoice review and validation.

..    Blue Sky Reporting; assigned to Scudder Legal.

Institutional Mutual Fund Products:

An Institutional Operations Group in Baltimore performs the call center operations for institutional mutual fund products and/or share classes. SISC is responsible for TA functions on the institutional funds. However, there are a small number of funds for which the Baltimore group perform all or most of the TA functions. These are:

1. Institutional Liquid Assets Fund, Institutional Daily Assets Fund, Institutional Treasury Assets Fund. All Shareholder Operations are in Baltimore. All Control Operations except dividend processing are in Baltimore.

2. DB Alex. Brown Cash Reserve Funds. These funds are currently still on the DST full service system. All TA functions are in Baltimore. When these funds move to DTG in the first quarter of 2003, TA functions will transition to SISC.

III. SCUDDER CLOSED-END FUNDS
     Scudder Investments Service Company - Shareholder Service Agent

Transfer agency and shareholder services are necessary for the start-up and operation of a Closed-End Fund. Shareholders need records of their investment, various regulatory and tax reports must be prepared and filed, shareholder interests transferred, dividends paid in cash or reinvested in additional shares and various other shareholder services provided. The Transfer Agency Division of SISC in Kansas City performs these functions and others. The major functions performed by SISC for Closed-End Funds are discussed below.

A.   TRANSACTION PROCESSING

Transfers

Letters are received from shareholders or their designated representatives who wish to change the registration of an account. The most common types of transfers arise as a result of purchases through the broker/dealer. Others result from name changes due to divorce or death. Transfers involving guardianship or bankruptcy may be more complex. As with other transactions, it must first be determined if the requestor is authorized to act for the account and if the appropriate documents have been submitted to validate the requestor's authority and identity. Correspondence is generated if the documents are not in good order. Shares in the existing account are transferred to an account under a new registration and certificates will be issued only if specifically requested (unless the request was received through DTC).

Redemptions

Letters are received directly from shareholders or their designated representatives who wish to liquidate full and fractional reinvestment shares in their accounts. Only the reinvestment shares may be liquidated. The non-reinvestment shares must be sold through their broker/dealer. It must first be determined that the requestor is authorized to act for the account and if the appropriate documents have been submitted to validate the requestor's authority and identity. Various types of liquidations require compliance with complex legal requirements, state laws and official documents. Correspondence is generated if the documents are found to be insufficient to complete the liquidation request. The account is coded for either a fractional or full and fractional liquidation. The system generates a report providing the liquidating share totals for each Fund. Trade tickets are then faxed to the Plan Agent for the sale of the appropriate shares in the open market. That price is used to complete the process of creating the liquidation checks for the shareholder. Upon confirmation of this sale, the average per share price is computed and entered on STS.

Depository Trust Company (DTC)

A variety of transfer, deposit/withdrawal requests may also be received through DTC via mail and/or DTC participant terminal transmissions. Depending on the transaction type, certain turnaround standards are applicable (either 24 or 48 hours). Unless specifically instructed otherwise, all certificates are issued and sent to DTC.

New York Drop Office

Any Closed-End Fund transactions delivered by New York based broker/dealer to the sub-custodian's New York Drop office are forwarded overnight to SISC and processed on the date of receipt. These items must be returned to the New York Drop within a 48-hour period.

Account Maintenance/Changes

In addition to requests for share liquidations and transfers, shareholders may write letters to request address changes or a change of dividend option (cash or reinvest). Changes to the broker/dealer or representative named on the account may also be made. Verification is made that the requestor is an authorized person and that any needed documents have been submitted. The changes are then made to the shareholder's account on the system.

Dealer File

Dealer file changes/additions/deletions are made on the STS system as instructed by the Mutual Fund Dealer File Department.

Purchases/Check Processing

Purchases into Closed-End Funds can only be made from dividend checks that have been returned for reinvestment or from subsequent cash purchases of $100 to $500. Copies of the checks and the original instructions are held for processing on pre-determined dates.

Dividends

The Fund instructs SISC regarding each dividend to be paid. SISC then executes the processes to accurately reinvest or pay out each shareholder's dividend in accordance with their pre-existing instructions. The reinvestment process is a separate calculation from the dividend calculation. Once the total reinvestment dollars are computed, a decision is made to purchase the reinvestment shares from the fund or in the open market in accordance with the Fund's Dividend Reinvestment Plan. If shares are purchased from the Fund, the reinvestment share price is set. If share are purchased in the open market, a trade is placed with the Plan Agent for the purchase of the total reinvest dollar amount. Once all purchases are complete, the average price per share for the entire purchase is used as the reinvest share price. The reinvestment posting to shareholder accounts is run on or shortly after the payable date. Each shareholder who receives distributions in cash will receive a check. Each shareholder who reinvests will have a dollar and equivalent share amount posted to the account.

B.   TELEPHONE SERVICES

Customer Service

A toll free phone number is provided for shareholder and brokerage firm information and inquiries. Calls and inquiries cover wide ranging and diverse topics, including questions on account activity, requests for literature and Fund information and requests for information on how to access a privilege or perform a transaction. There is also a designated representative whose primary responsibility is to serve as a direct broker/dealer contact. This individual works directly with clearing firms, high volume dealers and any firm that requires frequent assistance.

C.   CONTROL FUNCTIONS

Postal Return Maintenance and Control

All shareholder mailings that are returned as undeliverable are researched in an attempt to discover corrected addresses for shareholders that have moved so that the check/statement/confirmation process may be resumed as quickly as possible.

Fund Balancing

Reports generated by the STS system are balanced to ensure that share activity at the individual account level balances to share totals at the aggregate fund level. Any out-of-balance condition will be researched until the cause has been determined and corrected.

Quality Assurance

All the transaction activity is verified and quality controlled before being released to post to the STS system.

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

IV.  TRANSFER AGENT SYSTEMS RESPONSIBILITIES

There are two primary functions that have been performed within TA Systems: daily support and project management for enhancements. In addition, within Deutsche Bank there are multiple users of the TA2000 system that have requested enhancements thru the TA Systems group.

Going forward, the responsibilities of the TA Systems group will be divided between DST and Deutsche Asset Management as follows:

A. DST RESPONSIBILITIES: All support for all areas and all TA & 3rd party enhancement requests:

..    Kansas City Transfer Agency Requests - support and project management for
     Transfer Agent enhancements as they relate to the processing of retail funds or Kansas City operations.
..    Baltimore Transfer Agency requests - support and project management for
     Transfer Agent enhancements as they relate to the processing of institutional funds or Baltimore operations.
..    Third party requests - all support requests needed for 3rd parties to access and/or receive TA2000 data. i.e. DB CTAG, Private Bank, broker dealers, etc.

B. DEUTSCHE ASSET MANAGEMENT RESPONSIBILITIES: All non-TA & 3rd party enhancement requests

..    Product Requests - Project management & coordination for new funds, name changes, fund closures, mergers, acquisitions and new shareholder features that are dictated at the fund or fund group level. The actual execution of setting up new funds, names changes etc. will be performed by DST TA
     Systems on the TA2000 system.
..    Marketing - Project management for any requests that originate from marketing.
..    Sales - Project management for any requests that originate from sales.
..    Internal systems - Project coordination and DST relationship management for all internal systems needs.

V.   SCUDDER RETIREMENT SERVICES (SRS)

The transfer agent currently provides the following services to Scudder Retirement Services (SRS). These services will continue except that, in the event that the proportion of services provided by DST to SRS increases relative to the proportion of services provided by DST under this Agreement generally, excluding those services provided to SRS, DST and Fund Transfer Agent shall negotiate in good faith to increase the Compensation payable to DST relative to SRS services to offset DST's proportional increase in DST's costs.

With respect to the following SRS services which DST is providing to Fund Transfer Agent under this Agreement, the Fund Transfer Agent shall have the right to direct DST, as Fund Transfer Agent's sub-agent, to deliver those SRS services which DST is providing to Fund Transfer Agent on the terms and conditions set forth in this Agreement to a single third party, provided that:
(1) the Fund Transfer Agent notifies DST in writing of the identity of such third party within ninety (90) days following the date of this Agreement; (2) such third party is not a competitor of DST; (3) the Fund Transfer Agent shall be responsible to assure that such third party (y) complies with the same standards, procedures and requirements (including but not limited to security, confidentiality of limited use) applicable to Fund Transfer Agent and (z) uses DST's services and accesses DST's facilities solely to provide services as permitted under this Agreement and solely to the SRS funds; and (4) DST shall be entitled to cease providing such SRS services to such third party, without breaching this Agreement, in the event that such third party does not comply with the terms of this Agreement and everything enumerated in subsection (3) above to the extent applicable to their access to and utilization of DST's services and facilities. Such SRS services as DST delivers to a third party under this paragraph shall be deemed to be, and shall be, services delivered to Fund Transfer Agent and DST accepts, and shall have, no direct obligations to provide services to such third party, but all such obligations shall remain derivative of DST's obligations to Fund Transfer Agent under this Agreement.

A.   DISTRIBUTION CENTER

Incoming Mail

The Distribution Center is responsible for all Retirement Plan Services' (RPS) incoming mail (all times CST):
RPS specific PO Box Mail is received periodically throughout the day
RPS Street addressed mail is received by 8:30 am
RPS Overnights mail is received by 10:00 am
As provided for in Section 1.D. of the Agreement, DST reserves and shall have the right to change the foregoing times in its sole discretion.

..    Incoming mail is sorted and prepared by work type
..    All incoming mail is imaged via AWD
..    Checks are segregated and sent to DDPS for encoding and deposit with United
     Missouri Bank.
..    Records are maintained in accordance with appropriate regulatory guidelines.
..    The Distribution Center is responsible for the validation of signature guarantees.

Outgoing Mail

The Distribution Center is responsible for the following RPS outgoing mail:

..    Distribution checks and Replacement checks.
..    Airborne Packages
..    Pouch to other Deutsche Bank offices.
..    Client Correspondence

The Distribution Center periodically picks up outgoing mail from locations within the RPS area.

Stored Boxes

Retrieval of stored boxes from Iron Mountain.

B.   DISTRIBUTIVE DATA PROCESSING FILE SYSTEM (DDPS)

..    Responsible for encoding all checks for RPS and providing daily deposits to
     United Missouri Bank.
..    Provides the Recon department with a daily file of 'RPS only' activity extracted from the DST New Account System.
..    Quality controls checks for signature and endorsement completeness although
     RPS is ultimately responsible for any liability associated with the acceptance of these checks.
..    Performs deposits for offline processing. Offline deposits are checks deposited outside the normal contribution process, these are manually reconciled.

C.   RECONCILIATION PROCESSING

Daily Bank Account Activity - Reconciliation

On Day 1, DDPS creates check file that is sent to the RECON department. On Day 2, Microsoft Access is used to systematically match the file with the bank account and an extract provided from the FlexPlan system. Access generates discrepancy reports which are used by the RECON department to identify and communicate open items. The RECON Department is responsible for posting clearing entries if made by RPS.

Other Services Performed by the RECON Department

Balancing of bank accounts impacted by Scudder Retirement Services' transactional activity

..    Money Movement between internal and outside fund bank accounts
..    Stop Payment and Replacement of Disbursement Checks
..    Outgoing Wires: Generation of Manual Wires and the release of Expedited
     Wires processed through plan liquidations
..    Manual Check Production
..    Identification and communication of Returned Checks and Wires
..    Automated Clearing House (ACH) Transmission Reconciliation and Balancing
..    Escheatment
..    TaxPak Support - Responsible for the weekly remittance of tax withholding to the IRS. Reconciliation and balancing of withholding is processed by a feed received from the FlexPlan system monthly and reconciled against the weekly withholding reports received from FlexPlan.
..    Responsible for State Withholding remittance, balancing and reporting for
     Scudder Trust Company accounts on TRAC2000.
..    Responsible for Federal Withholding remittance, balancing and reporting for
     Scudder Trust Company accounts on TA2000 and TRAC2000.
..    Communication of Supersheet Activity to Fund Accounting and Fund Custodians
     - Internal and Outside Funds.

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

D.   FINANCIAL CONTROL

Pricing

..    Financial Control is responsible for updating NAVs and dividend accrual rates for all internal and outside funds on the TA2000 system as well as initiating the upload of this information to FlexPlan.

..    All outside funds supported by RPS are sent to Financial Control by fax, email or internet.

Dividend Calculations

..    Responsible for the entry of all dividend calculation information on
     TA2000.

..    Responsible for any manual dividend processing that is required for adjustments and/or loadback issues.

..    Responsible for the monitoring and correction of all daily accrual activity. The buckets for the daily accrual funds are stored on the DST/DTG mainframe. FlexPlan does not support daily accrual functionality.

E.   COMMISSIONS

Responsible for all RPS commission related processes performed on DST/DTG:

..    Weekly Commission payouts - includes inside and outside funds

..    Quarterly Trails - includes inside and outside funds

..    ProStar - Manual payout of 1% for accounts which rollover from a 401k to an
     IRA account.

..    All commissionable/non-commissionable buckets are stored on the DST/DTG mainframe. FlexPlan does not support these buckets.

..    Reclaims of all commission processing

..    Letter of Intents (LOI) - responsible for the setup of all LOI's per plan and maintenance of LOI's for extensions and expiration dates. All entry of LOI's are performed on DTG.

..    1% Finders Fee - This is a separate FlexPlan file which calculates all million dollar plans entitled to a 1% finders fee and transmitted to the DST/DTG commission process weekly. The transfer agent is responsible to process this file if such file is received by the transfer agent.

..    Generating a monthly check for Administrative Service Fees (ASF) and forwarding it to the appropriate DIMA employee for manual splitting between Administrators and Advisors.

F.   PRINT ROOM/DATA CENTER

Print Room Responsibilities:

..    Printing and delivering all mainframe and FlexPlan reports utilized within
     RPS.

..    Generation and printing of RPS distribution and replacement checks.

..    RPS utilizes 3422 IBM mag tape drives and 3490 cartridge drives for uploading contribution information via automated media.

..    Responsible for all tape mounts from daily, monthly, and quarterly output for Flex and delivered to DST OT for printing.

DataCenter Responsibilities:

..    Loading the tapes for historical Nice Log pulls. Recorded calls are stored for a year.

G.   BROKER OPERATIONS

..    Responsible for the entry and maintenance of all Dealer Branch and Dealer
     Representative information

H.   YEAR END

Responsibilities include Tax Reporting for Scudder Trust Accounts:

..    Creation, duplication, and corrections of IRS Forms 5498 and 1099 for
     Scudder Trust Company Accounts on TA2000. (Excludes RPS' FlexPlan TaxPak year end processing which is outsourced to another vendor for printing and mailing of IRS form 1099.)

..    All data for reporting via form and magnetic media is maintained on and generated from the DST/DTG platform.

I.   DST LIAISON TEAM (TA SYSTEMS)

Daily Support

..    Daily transmissions going to and from DST for pricing outside funds, and transactions in Scudder & outside funds.
..    Ad Hoc reporting requests
..    Exchange option changes to allow plan exchanges across fund classes - we frequently have to remove and re-implement this system block as exchanges are not allowed between classes, but some plans have special permission to do so.

Project Support

Responsible for the following updates and maintenance on the DST/DTG mainframe:

..    Coordination of certain new DST enhancement testing within all departments involved and the final rollout of enhancements. Depending upon the enhancement, this could be coordinated by the DB Transfer Agency Systems group. Coordination responsibility will be discussed and mutually agreed to for each enhancement.

..    Responsible for the purging and microfiching of all DST/DTG accounts.
     Retirement Plan Services follows the same purge criteria as the retail side.

J.   MSD (MANAGEMENT SERVICES DEPARTMENT)

..    Interface with DST regarding any enhancements training and maintenance needed to support the normal daily operation of the AWD application.

K.   EXCEPTION CONTROL PROCESSING (ECD)

..    Responsible for updating and building all Purchase Accumulation Buckets
     (PAF) for IRA rollovers or correction processing and B to A rolls. This involves all B and C share accounts. All PAF adjustments are processed on the DST/DTG mainframe.

L.   MICROFILM/RESEARCH

..    RPS requires access to microfilm/fiche readers so their employees can perform their own research. Microfilm/fiche will continue to be provided by DST at the transfer agent's expense.

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

                                    EXHIBIT B

                            FULL SERVICE FEE SCHEDULE

----------------------------------------------------------------------------------------------
                                                                          ANNUAL      ANNUAL
ACCOUNT BREAKDOWN - December 2002       KEMPER     SCUDDER      TOTAL      RATE        FEES
                                      ---------   ---------   ---------   ------   -----------
Open Accounts:
   Level 3                              707,721      54,802     762,523   $2.70    $ 2,058,812
   CPG                                   47,389           0      47,389   $9.45    $   447,826
   IRA's                                403,460     608,317   1,011,777   $9.80    $ 9,915,415
   Regular                              667,669     790,644   1,458,313   $9.50    $13,853,974
   Closed-End                            20,945           0      20,945   $8.75    $   183,269
                                      ---------   ---------   ---------            -----------
Total Open Accounts                   1,847,184   1,453,763   3,300,947             26,459,295

Closed Accounts                       1,417,836     528,589   1,946,425   $0.50    $   973,213
Closed-End Closed Accounts                4,076           0       4,076   $2.50    $    10,190

Sub-Total Fees                                                                     $27,442,698
Wholesale Draft Presentment           1,987,123           0   1,987,123   $0.25    $   496,781

Total Fees                                                                         $27,939,478
Total Average Fees Per Open Account                                                $      8.46
----------------------------------------------------------------------------------------------

     On the Invoice given to the Fund Transfer Agent for each month during years 2 through 5 of this Agreement, DST will provide a credit against the Compensation payable to DST in the amount of one-twelfth of $.30 per billable open account on the TA2000 System during the applicable month.

     Fee Increases

     The fees and charges set forth in this Exhibit B shall increase annually upon each anniversary of this Agreement over the fees and charges during the prior 12 months in an amount not less than the annual percentage of change in the Consumer Price Index for all Urban Consumers ("CPI-U") in the Kansas City, Missouri-Kansas Standard Metropolitan Statistical Area, All Items, Base 1982-1984=100, as last reported by the U.S. Bureau of Labor Statistics for the 12 calendar months immediately preceding such anniversary. In the event that this Agreement was not signed as of the first day of the month, the fees and charges increase shall be effective as of the first day of the month immediately following the month during which the anniversary occurred.

     Open and Closed Accounts Fees

     The monthly fee for an open account shall be charged in the month during which an account is opened through the month in which such account is closed. The monthly fee for a closed account shall be charged in the month following the month during which such account is closed and shall cease to be charged in the month following the Purge Date, as hereinafter defined. The "Purge Date" for any year shall be any day after June 1st of that year, as selected by the Fund, provided that written notification is presented to DST at least forty-five (45) days prior to the Purge Date.

                                    EXHIBIT C

                              REIMBURSABLE EXPENSES

(1)  General

     Forms
     Envelopes
     Checks
     Drafts
     Postage (to be paid in advance if so requested)
     Mailing Services
     Reports and Statements Specially Requested by the Fund Transfer Agent Computer Hardware and Software - specific to Fund Transfer Agent or installed at remote site at Fund's direction
     Telecommunications Equipment and Lines/Long Distance Charges
     Magnetic Tapes, Reels or Cartridges (if sent to the Fund Transfer
        Agent or to a third party at the Fund Transfer Agent's request)
     Magnetic Tape Handling Charges
     Microfiche/Microfilm/CD ROM
     Freight Charges
     Printing (including outside printing firms such as Output Technology, Inc.
        or DST Output, Inc.)
     Bank Wire and ACH Charges
     Proxy Processing - per proxy mailed not including postage
        Includes: Proxy Card
                  Printing
                  Outgoing Envelope
                  Return Envelope
                  Tabulation and Certification
     Tax Certification Mailings (e.g., W-8 & W-9)
           (Postage associated with the return envelope is included)
     Axciom Charges
     N.S.C.C. Communications Charge                                   See below.
           (Fund/Serv and Networking)
     Record Storage (hardcopy/microfiche/on-call)
     Travel, Per Diem and other Billables Incurred by DST personnel traveling to, at and from the Fund Transfer Agent at the request of the Fund

(2)  NSCC fees and related out-of-pocket expenses

Settling Bank Fees

     The Fund Transfer Agent may be charged fees by the Settling Bank at which the net settlement account resides for monthly maintenance of this account. These are negotiated directly between the Fund Transfer Agent and the Settling Bank.

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

NSCC Participant Fees

     The NSCC charges $40 per month per management company for CPU access/shared line costs.

     A combined participant base fee of $200 per month is charged for the following services:

     Fund/SERV:

     The NSCC charges an activity charge of $.25 per inputted transaction. Transactions include purchases, redemptions and exchanges.

     Networking: The NSCC charges the following activity fee:

     .    $.02 per account for funds paying dividends on a monthly basis
     .    $.01 per account for funds paying dividends other than monthly

     Commission Settlement: The NSCC charges the following processing fee:

     . $.30 per hundred records, per month, for one to 500,000 records; there is a $50 per month minimum processing charge

     .    $.20 per hundred records, per month, for 500,001 to 1,000,000 records

     .    $.10 per hundred records, per month, for 1,000,001 records and above

     Note: Participant fees are cumulative when Fund/SERV, Networking and/or Commission Settlement are used in conjunction with each other.

                                    EXHIBIT D

                  FUND TRANSFER AGENT'S POLICIES AND PROCEDURES

Policies and Procedures for Investment Checks

Correction Policy for Net Asset Value Errors

Statement of Fund Policy:  Redemption Draft Signature Verification

Anti-Money Laundering Policy

Privacy Policy

Transfer on Death Policy

Checkwriting Draft Policy

Third Party Check Policy

Legal Manual

As-of Transactions Correction Policy (To be Provided)

                                    EXHIBIT E

                              AUTHORIZED PERSONNEL

     Pursuant to the Agency Agreement between the Fund Transfer Agent and DST (the "Agreement"), the Fund Transfer Agent authorizes the following Fund Transfer Agent personnel to provide instructions to DST, and receive inquiries from DST in connection with the Agreement:

Barb Wizer
                                          --------------------------------------
David Markley
                                          --------------------------------------
Mike Gallagher
                                          --------------------------------------

---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------

This Exhibit may be revised by the Fund Transfer Agent by providing DST with a substitute Exhibit E. Any such substitute Exhibit E shall become effective twenty-four (24) hours after DST's receipt of the document and shall be incorporated into the Agreement.

ACKNOWLEDGMENT OF RECEIPT:

DST SYSTEMS, INC.                         SCUDDER INVESTMENTS SERVICE COMPANY


By:                                       By:
   ------------------------------------      -----------------------------------
Title:                                    Title:
      ---------------------------------         --------------------------------
Date:                                     Date:
     ----------------------------------        ---------------------------------

                                    EXHIBIT F

                DST Full Service - Service Level Recommendations

---------------------------------------------------------------------------
                              Overall Quality
---------------------------------------------------------------------------
                                                   Avg of
Distribution                 Avg of   Avg of TA   NQR Best
   Channel     Time Frame   NQR Avg     Actual    In Class   Recommendation
---------------------------------------------------------------------------
Load           Q1/2000 -     94.2%      98.3%       99.2%
               Q2/2002
----------------------------------------------------------
               Q2/2001 -     94.8%      98.2%       99.3%      NQR Average
               Q2/2002                                       Plus 175 basis
----------------------------------------------------------       points
S Class        Q1/2000 -     94.8%      97.1%       98.1%
               Q2/2002
----------------------------------------------------------
               Q2/2001 -     95.2%      98.0%       98.6%
               Q2/2002
----------------------------------------------------------
AARP           Q1/2000 -     94.8%      95.9%       98.1%
Class          Q2/2002
----------------------------------------------------------
               Q2/2001 -     95.2%      97.8%       98.6%
               Q2/2002
---------------------------------------------------------------------------

---------------------------------------------------------------------------
              Timeliness - Financial Items Processed Same-Day
---------------------------------------------------------------------------
                                                   Avg of
Distribution                 Avg of   Avg of TA   NQR Best
   Channel     Time Frame   NQR Avg     Actual    In Class   Recommendation
---------------------------------------------------------------------------
Load           Q1/2000 -     95.0%      93.7%      100.0%
               Q2/2002
----------------------------------------------------------
               Q2/2001 -     95.3%      95.2%      100.0%
               Q2/2002
----------------------------------------------------------
S Class        Q1/2000 -     92.8%      88.1%       98.8%
               Q2/2002                                             95%
----------------------------------------------------------
               Q2/2001 -     95.2%      95.3%       99.4%
               Q2/2002
----------------------------------------------------------
AARP           Q1/2000 -     92.8%      87.9%       98.8%
Class          Q2/2002
----------------------------------------------------------
               Q2/2001 -     95.2%      96.2%       99.4%
               Q2/2002
---------------------------------------------------------------------------

---------------------------------------------------------------------------
            Timeliness - Non-Financial Items Processed Same-Day
---------------------------------------------------------------------------
                                                   Avg of
Distribution                 Avg of   Avg of TA   NQR Best
   Channel     Time Frame   NQR Avg     Actual    In Class   Recommendation
---------------------------------------------------------------------------
Load           Q1/2000 -     70.9%      88.5%       96.9%
               Q2/2002
----------------------------------------------------------
               Q2/2001 -     71.3%      89.1%       99.2%
               Q2/2002                                             80%
----------------------------------------------------------
S Class        Q1/2000 -     67.9%      75.9%       92.7%
               Q2/2002
----------------------------------------------------------
               Q2/2001 -     71.7%      93.2%       96.6%
               Q2/2002
----------------------------------------------------------
AARP           Q1/2000 -     67.9%      75.2%       92.7%
Class          Q2/2002
----------------------------------------------------------
               Q2/2001 -     71.7%      94.5%       96.6%
               Q2/2002
---------------------------------------------------------------------------

                                   EXHIBIT G

C1Y - interface to SHAARK database               Manual compensation adjustments

CentreVu CMS" for retrieving 800 ACD call        All areas with an 800# should require this app
information by split, etc.                       for reporting purposes.

D1X - TA Jobs/Processes on Chicago               Jobs run by TA Systems on Chicago
Mainframe                                        Mainframe to support TA

Dataflex                                         Recon

DB Direct, DB Cash Reporter,                     Deutsche Bank custody wire processing
http://www.cib.db.com/gcm/services/

DB Webcinq   http://web-auth-int.db.com/         Deutsche Bank custody wire processing
scripts/logon.exe?subdir=db&refer=
http://services.gcm.gtb.cib.intranet.db.com/ci
nq/default.asp

F1R - New Account Labels                         Mktg uses to mail new acc packets

http://chintweb08.intra.scudder.com/             NetFunds
netfunds/ExplorerFrameset.asp

http://chintweb09/infonet/                       InfoNet home page

http://chintweb09/infonet/int_legal/             Intermediary legal home page
LegalManual/LegalManual2.htm

http://chintweb09/infonet/legal/default.htm      Scudder and AARP legal home page

http://intra.scudder.com/                        Training Service Home Page
trainingserviceskc/Default.asp

http://intra.scudder.com/                        Training Services Associate Resources
trainingserviceskc/KcTrain/
NewAssociateResources.asp

http://intra.scudder.com/                        Training Services Ops Update
trainingserviceskc/KcTrain/Ops.asp

http://nyc.gd.ds.gto.cib.intranet.db.com/        DB Global phone book
perl/searchx.perl?

http://www.deam-us.scudder.com                   Boston Fund Accounting daily prices
/t/fundaccounting/
index.jhtml

Infotel                                          measures call volumes in KC from a Chicago
                                                 server

L1G - Legal                                      legal manual pulled into trans process

M1G - Dup database                               sent to DB mainframe for downstream systems

MAX                                              TA general sales queries

QPMaxNT                                          Qualified Plan sales reporting system

Rightfax Outbound Client v6.0                    Outbound faxing done via Chicago fax server

Scudder Pricing                                  Price file from Fund Accounting in Boston
                                                 downloaded to fax server and sent out to Notes
                                                 distribution list

Security

Siebel Sales 2000                                CRM used by CPG Group

Siebel Sales 2000 Test                           CRM used by CPG Group

SRS Compass (same as Compass listed as a         Daily Trade reports and Archives
'No'?)

Sweeptech                                        Farm Credit

Mobius Document Direct v2.2                      GUI viewer for Mobius documents/1/

Mobius Application Suite v1.2 View Direct        GUI interface for searching DTG
                                                 statments/forms/1/

Intranet/ Data Access                            .    Deutsche Bank will provide DST the
                                                      ability to utilize the Deutsche
                                                      network as a transport to the
                                                      Deutsche Banks specific intranet
                                                      sites currently accessed in order
                                                      to perform normal daily functions.
                                                      Intranet (network access will be
                                                      limited to those Deutsche technical
                                                      security controls and network
                                                      infrastructure limitations existing
                                                      prior to change of control)

                                                 .    Deutsche is providing network
                                                      connectivity to the Intranet "AS
                                                      IS" and is not obligated to enhance
                                                      or modify its network
                                                      infrastructure in any manner

                                                 .    DST employees must use network
                                                      connectivity in a manner consistent
                                                      with those practices used prior to
                                                      change of control.

----------
/1/ DST and the Fund Transfer Agent agree to work together in good faith to make provisions for the payment of any fees required by Mobius for access to such applications.

                   Appendix I to the Remote Service Agreement

I. CLOSED END FUNDS

The Brazil Fund
Scudder Global High Income
The Korea Fund
Montgomery Street Income Securities
Scudder New Asia
Scudder Intermediate Gov't Trust
Scudder High Income Trust
Scudder Municipal Income Trust
Scudder Multi-Market Income Trust
Scudder Strategic Municipal Income Trust
Scudder Strategic Income Trust
Scudder RREEF Real Estate Fund

II.  FUNDS SPONSORED BY FUND TRANSFER AGENT OR FUND TRANSFER AGENT'S AFFILIATES
     A. DTG List - Funds

         Mgmt                                              Fund Short
Fund #    Co               Fund Long Name                     Name      Share Class      CUSIP
-------------------------------------------------------------------------------------------------
   1      SS    SCUDDER TECHNOLOGY FUND-A                     TECA           A          81123F108
   2      SS    SCUDDER TOTAL RETURN FUND-A                   KTRA           A          81123H104
   3      SS    SCUDDER GROWTH FUND-A                         KGFA           A          81115H104
   4      SS    SCUDDER DYNAMIC GROWTH FUND-A                 KSCA           A          811197102
   5      SS    KEMPER INCOME & CAPITAL PRESERVATION-A        ICPA           A          488412107
   6      SS    SCUDDER MONEY MARKET FUND                     SMMF          N/A         81118M100
   7      SS    KEMPER MUNICIPAL BOND FUND-A                  KMBA           A          488419201
   8      SS    SCUDDER HIGH INCOME FUND-A                    SHIA           A          81115L105
   9      SS    SCUDDER CA TAX-FREE INCOME FUND-A             CATA           A          811204106
  10      SS    SCUDDER STRATEGIC INCOME FUND-A               SIFA           A          81123J100
  11      SS    SCUDDER GOVT. MONEY FUND                      SGMF          N/A         81118M209
  12      IP    KIP-GROWTH INITIAL PORTFOLIO                  GR-I          N/A         487902108
  13      IP    KIP-HIGH YIELD INITIAL PORTFOLIO              HY-I          N/A         487902207
  14      IP    KIP-MONEY MARKET INITIAL PORTFOLIO            MM0I          N/A         487902306
  15      SS    SCUDDER INSURED MONEY ACCT PROGRAM            SIMA          N/A            N/A
  16      SS    KEMPER QUANTITATIVE EQUITY FUND - A           KQEA           A          48842E100
  17      SS    CEF - MONEY MARKET PORTFOLIO                  CEFM          N/A         147543102
  18      SS    SCUDDER US GOVERNMENT SECURITIES FUND-A       KGSA           A          81123L105
  19      SS    KEMPER INTERNATIONAL FUND-A                   KIFA           A         4884151000
  20      SS    INVESTORS MONEYACCOUNT B                      IMAB          N/A            N/A
  21      SS    INVESTORS MICHIGAN MUNICIPAL CASH FUND        IMIC          N/A         461916504
  22      SS    SCUDDER NEW EUROPE FUND - A                   KNEA           A          81118E108
  23      SS    CEF-GOVERNMENT SECURITIES PORTFOLIO           CEFG          N/A         147543201
  24      SS    TAX EXEMPT NEW YORK MONEY MARKET FUND         TXNY          N/A         461916108

                                           Status               Closed For/                   Merge
Fund #   QUOTRON       TIN      Category    Code    Live Date     Date        Change Date     Date
----------------------------------------------------------------------------------------------------
   1      KTCAX    36-6051878    Scudder     1       09071948
   2      KTRAX    36-6103490    Scudder     1       03021964
   3      KGRAX    36-6139662    Scudder     1       04041966
   4      KSCAX    36-2668415    Scudder     1       02201969                  10152001
   5      KICAX    36-2797860    Kemper      2       04151974      To 463                   06222001
   6      KMMXX    36-2809723     MMKT       1       11251974                  04062002
   7      KMBAX    36-2896696    Kemper      2       04201976      to 466                   06082001
   8      KHYAX    36-2955386    Scudder     1       01261978                  10072002
   9      KCTAX    36-3221104    Scudder     1       02171983
  10      KSTAX    36-2921989    Scudder     1       06231977
  11      KEGXX    36-3150806     MMKT       1       11301981                  04062002
  12      KPGWX    36-3534358    Kemper      2         020684     05271994
  13      KPHYX    36-3553193    Kemper      2         020684     05271994
  14       N/A     36-3534356    Kemper      2         020684     05271994
  15       N/A     43-0995254      IMA       1       01011900                  01022001
  16      KQEAX    36-4038832    Kemper      2       02151996       To 31                   02051999
  17       N/A     36-3414264      CPG       1       01011900
  18      KUSAX    36-3060398    Scudder     1       10011979
  19      KITAX    36-3124258    Kemper      2       05211981      To 468                   06152001
  20       N/A     43-0995254      IMA       2       01011900     11032000
  21      IMIXX    36-4215544      CPG       1       03151998
  22      KNEAX    13-3557060    Scudder     1       05011996
  23       N/A     36-3414269      CPG       1       01011900
  24       N/A     36-3709933      CPG       1       01011900

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

  25      SS    TAX-EXEMPT CALIFORNIA MONEYMARKET FUND        TXCA          N/A         876934100
  26      SS    SCUDDER NY TAX-FREE INCOME FUND-A             NYTA           A          811204403
  27      SS    SCUDDER FL TAX-FREE INCOME FUND-A             FLTA           A          811204205
  28      SS    KSTIS KEMPER OH TAX-FREE INCOME FUND-A        OHTA           A          488424508
  29      SS    SCUDDER TAX-EXEMPT MONEY FUND                 STMF          N/A         81118M308
  30      SS    KEMPER SHORT-TERM US GOVERNMENT FUND-A        STGA           A          48842K106
  31      SS    SCUDDER BLUE CHIP FUND-A                      BCFA           A          81111P100
  32      SS    KEMPER GOLD FUND                              GOLD          N/A       Not available
  33      SS    KEMPER GLOBAL INCOME FUND-A                   GIFA           A          48841D103
  34      IP    KIP-DIVERSIFIED INCOME INITIAL PORTFOLIO      DIVI          N/A         487902405
  35      IP    KIP-TOTAL RETURN INITIAL PORTFOLIO            TR-I          N/A         487902603
  36      IP    KIP-SHORT-INTERMEDIATE GOVT INITIAL           STGI          N/A         487902702
  37      IP    KP-SHORT-TERM GLOBAL INCOME INITIAL           STGI          N/A         487902801
  38      IP    KIP-SMALL CAP EQUITY INITIAL PORTFOLIO        SCEI          N/A         487902793
  39      SS    INVESTORS FLORIDA MUNICIPAL CASH FUND         IFMC          N/A         461916207
  40      SS    INVESTORS NEW JERSEY MUNICIPAL CASH FD        INJM          N/A         461916306
  41      IP    KIP-GOVERNMENT INITIAL PORTFOLIO              GVTI          N/A         487902504
  42      SS    INVESTORS PENNSYLVANIA MUNI CASH FD           IPMC          N/A         461916405
  43      SS    ICT - TREASURY PORTFOLIO                      ICTP          N/A         461473209
  44      SS    ICT - GOVERNMENT SECURITIES PORTFOLIO         ICTG          N/A         461473100
  45      SS    CEF-TAX-EXEMPT PORTFOLIO                      CEFT          N/A         876922105
  46      SS    CAT-MONEY MARKET PORTFOLIO                    CATM          N/A         147539100
  47      SS    CAT-GOVERNMENT SECURITIES PORTFOLIO           CATG          N/A         147539209
  48      SS    CAT-TAX-EXEMPT PORTFOLIO                      CATX          N/A         147539308
  49      SS    PREMIER MONEY MARKET SHARES                   CTPM          N/A            N/A
  50      SS    SCUDDER TARGET 2010 FUND                      TGF1          N/A         81123E101
  51      SS    KEMPER ENVIRONMENTAL SERVICES FUND            KESF          N/A         48840N102
  52      SS    SCUDDER TARGET 2011 FUND                      TGF2          N/A         81123E200
  53      SS    SCUDDER TARGET 2012 FUND                      TGF3          N/A         81123E309
  54      SS    SCUDDER RETIREMENT FUND - SERIES IV           KRF4          N/A         81123E408

  25       N/A     36-3508336       CPG       1      01011900
  26      KNTAX    36-6414265     Scudder     1      12311985
  27      KFLAX    36-3752998     Scudder     1      04251991
  28      KOHAX    36-3876487     Kemper      2      03221993      To 466                   06082001
  29      KXMXX    36-3528558      MMKT       1      09101987                  04062002
  30      KSGAX    36-3528556     Kemper      2      09011987      To 422                   06222001
  31      KBCAX    36-3542349     Scudder     1      11231987
  32      KGDFX    36-3554929     Kemper      2      03011988     07311991
  33      KGIAX    36-3657086     Kemper      2      10011989      To 461                   06152001
  34      KPDIX    36-3534359     Kemper      2      10261984     05271994
  35      KPTRX    36-3534349     Kemper      2      11151986     05271994
  36      KPSIX    36-3615079     Kemper      2      02011998     05271994
  37      KPSGX    36-3747056     Kemper      2      02011991     08261994
  38      KPSCX    36-3847905     Kemper      2      10011992     05271994
  39       N/A     36-4151011       CPG       1      05151997
  40       N/A     36-4151008       CPG       1      05151997
  41       N/A     36-3534354     Kemper      2      10261984     05271994
  42       N/A     36-4151010       CPG       1      05151997
  43       N/A     36-3790101       CPG       1      01011900
  44       N/A     36-3708479       CPG       1      01011900
  45       N/A     36-3177546       CPG       1      01011900
  46       N/A     37-1259201       CPG       1      01011900
  47       N/A     37-1259202       CPG       1      01011900
  48       N/A     37-1259204       CPG       1      01011900
  49       N/A     37-1259201   CPG-retail    1      01151999     11041999
  50      KRFAX    36-3682465   Retirement    3      02051990    Purchases
  51      KESFX    36-3697522     Kemper      2      05251990     08261994
  52      KRFBX    36-3720753   Retirement    3      09101990    Purchases     02282002
  53      KRFCX    36-3809455   Retirement    1      03101992    reopened      02192002
  54      KRFDX    36-3865611   Retirement    3      01151993    Purchases

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

  55      SS    SCUDDER RETIREMENT FUND - SERIES V           KRF5          N/A       81123E507
  56      SS    SCUDDER RETIREMENT FUND - SERIES VI          KRF6          N/A       81123E705
  57      SS    SCUDDER RETIREMENT FUND - SERIES VII         KRF7          N/A       81123E804
  58      SS    SCUDDER YIELDWISE GOVT. MONEY FUND           SYGF          N/A       81124A207
  60      SS    KEMPER HORIZON 20+ PORTFOLIO-A               H20A           A        48841J100
  61      SS    KEMPER HORIZON 10+ PORTFOLIO-A               H10A           A        48841J209
  62      SS    KEMPER HORIZON 5 PORTFOLIO-A                 H05A           A        48841J308
  63      SS    KSTIS KEMPER TX TAX-FREE INCOME FUND-A       TXTA           A        488424409
  64      SS    INVESTORS MONEY ACCOUNT - 3                  IMA3          N/A          N/A
  65      SS    KEMPER SHORT-TERM GLOBAL INCOME FUND         KSTG          N/A       48842H103
  66      SS    BANKERS GIC TRUST                            GIC           N/A       GIC TRUST
  67      SS    SCUDDER YIELDWISE MUNI MONEY FUND            SYUF          N/A       81124A306
  68      SS    KSTIS KEMPER MI TAX-FREE INCOME FUND-A       MITA           A        488424813
  69      SS    KSTIS KEMPER NJ TAX-FREE INCOME FUND-A       NJTA           A        488424771
  70      SS    KSTIS KEMPER PA TAX-FREE INCOME FUND-A       PATA           A        488424748
  71      SS    KEMPER U S MORTGAGE FUND-A                   USMA           A        487902843
  72      SS    KEMPER ASIAN GROWTH FUND - A                 KAGA           A        487912107
  73      SS    SCUDDER AGGRESSIVE GROWTH FUND - A           AGGA           A        81111M107
  74      SS    SCUDDER CASH RESERVES FUND-A                 CRA            A        811195403
  75      SS    KEMPER HIGH YIELD OPPORTUNITY FUND - A       HYOA           A        488411505
  76      SS    KEMPER SHORT-INTERMEDIATE GOVT FUND-A        SIGA           A        487902827
  77      SS    KEMPER INTERMEDIATE MUNCIPAL BOND-A          KIMA           A        488419607
  78      SS    KEMPER SMALL CAP RELATIVE VALUE FUND-A       SRVA           A        487918104
  79      SS    KEMPER VALUE FUND-A                          VALA           A        920390200
  80      SS    SCUDDER YIELDWISE MONEY FUND                 SYMF          N/A       81124A108
  81      SS    SCUDDER WORLDWIDE 2004 FUND                  KW04          N/A       81123E606
  82      SS    KEMPER CLASSIC GROWTH FUND - A               CGRA           A        460965205
  83      SS    SCUDDER GLOBAL DISCOVERY FUND - A            CGSA           A        378947600
  84      SS    SCUDDER-DREMAN FINANCIAL SERVICES FND-A      DFSA           A        81114P107
  85      SS    SCUDDER FOCUS VALUE PLUS GROWTH FUND-A       KVGA           A        81114W102

  55      KRFEX   36-3920547    Retirement      3      11151993    Purchases
  56      KRFFX   36-4017911    Retirement      3      05011995    Purchases
  57      KRFGX   36-4151007    Retirement      3      05011997    Purchases
  58      SYGXX   36-4257920       MMKT         1      11181998                   04062002
  60      KHOAX   36-4066435      Kemper        2      12291995      To 02                    06082001
  61      KHRAX   36-4066436      Kemper        2      12291995      To 02                    06082001
  62      KHZAX   36-4066437      Kemper        2      12291995      To 02                    06082001
  63      KTXAX   36-3791602      Kemper        2      11011991    11241998
  64       N/A    43-0995254        IMA         2      01011900    11032000
  65      KSGIX   36-3735289      Kemper        2      10291990    08261994
  66       N/A    13-6043638        GIC         3      03171995
  67      SYUXX   36-4257919       MMKT         1      11181998                   04062002
  68      KMIAX   36-4007888      Kemper        2      03151995    11241998
  69      KNJAX   36-4007890      Kemper        2      03151995    11241998
  70      KPNAX   36-4007892      Kemper        2      03151995    11241998
  71      KUMAX   36-3534354      Kemper        2      01101992      To 18                    05252001
  72      KANAX   36-4104796      Kemper        2      10211996     To 473                    05252001
  73      KGGAX   36-4118750      Scudder       1      12311996
  74       N/A    36-3534356      Scudder       1      01101992                   02012001
  75      KYOAX   36-4176583      Kemper        2      10011997     To 463                    06222001
  76      KSIAX   36-3615079      Kemper        2      01101992      To 30                    02051999
  77      KIMAX   36-3974836      Kemper        2      11011994     To 445                    06082001
  78      KSRAX   36-4223627      Kemper        2      05061998    05262000
  79      KVLAX   04-3174738      Kemper        2      04161998     To 449                    06222001
  80      SYWXX   36-4151005       MMKT         1      04171997                   04062002
  81      KWIVX   36-4151005    Retirement      3      05031994
  82      KCGAX   04-3323039      Kemper        2      04161998     To 498                    06222001
  83      KGDAX   13-3628802      Scudder       1      04161998
  84      KDFAX   36-4210631      Scudder       1      03091998
  85      KVGAX   36-4043718      Scudder       1      10161995

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

  86      SS    SCUDDER CONTRARIAN FUND - A                  CNTA           A        81123U105       KDCAX
  87      SS    SCUDDER-DREMAN HIGH RETURN EQ FUND-A         DHRA           A        81123U204       KDHAX
  88      SS    SCUDDER-DREMAN SMALL CAP VALUE FUND - A      SCVA           A        81123U303       KDSAX
  89      SS    KEMPER-DREMAN FIXED INCOME FUND              DFIF           A        48840B884   Not available
  90      FF    FARMERS MONEY MARKET PORTFOLIO               CTFM          N/A          N/A           N/A
  91      SS    KEMPER US GROWTH AND INCOME FUND - A         GRIA           A        487915100       KUGAX
  92      SS    KEMPER GLOBAL BLUE CHIP FUND - A             GBCA           A        487916108       KGLAX
  93      SS    KEMPER INTERNATIONAL GR AND INC FUND-A       IGIA           A        487916207       KIGAX
  94      SS    KEMPER EMERGING MARKET INCOME FUND - A       EMIA           A        487916306       KEIAX
  95      SS    KEMPER EMERGING MARKET GROWTH FUND - A       EMGA           A        487916405       KEGAX
  96      SS    KEMPER LATIN AMERICA FUND - A                LAMA           A        487916504       KLAAX
  97      SS    PREMIUM RESERVE MM SHARES                    RMMS          N/A       147539407       CXPXX
 100      VA    SVS II INVESTMENT GRADE BOND-B               GRBB           B        81223X331        N/A
 101      VA    SVS II MFS STRATEGIC VALUE B                 MSVB           B        81123X349        N/A
 102      VA    SVS II MFS STRATEGIC VALUE A                 MSVA           A        81123X356        N/A
 103      VA    SVS II DAVIS VENTURE VALUE-B                 DVVB           B        81123X380        N/A
 104      VA    SVS II OAK STRAT EQUITY-B                    OSEB           B        81123X398        N/A
 105      VA    SVS II TURNER MIDCAP GRO-B                   TMGB           B        81123X414        N/A
 106      VA    SVS II INDEX-B                               I50B           B        81123X422        N/A
 107      VA    SVS GOVERNMENT SECURITIES                    GOVT          N/A       81123X406        N/A
 108      VA    SVS SMALL CAP GROWTH                         CPGR          N/A       81123X745        N/A
 109      VA    SVS INVESTMENT GRADE BOND                    GRBD          N/A       81123X505        N/A
 110      VA    SVS DREMAN FINANCIAL SERVICES                DRFS          N/A       81123X307        N/A
 111      VA    SVS GLOBAL BLUE CHIP                         SGBC          N/A       81123X828        N/A
 112      IP    KIP-GROWTH PREMIER PORTFOLIO                 GR-P          N/A       487902884       KZGWX
 113      IP    KIP-HIGH YIELD PREMIER PORTFOLIO             HY-P          N/A       487902876       KZHYX
 114      IP    KIP-MONEY MARKET PREMIER PORTFOLIO           MM-P          N/A       487902868        N/A
 115      SS    KEMPER HIGH YIELD FUND II - A                HY2A           A        48841X109       KHIAX
 116      VA    SVS II JANUS GROWTH OPP-B                    JGOB           B        81123X430   Not available
 117      SS    SCUDDER INTERNATIONAL RESEARCH FUND - A      KIRA           A        81116K403       KIRAX

  86       22-2958460      Scudder       1      03181988
  87       22-2958719      Scudder       1      03181988
  88       22-3172951      Scudder       1      05221992                   01182002
  89       22-2958724      Kemper        2      09111995    10161995
  90       37-1259201      Farmers       2      01151999      To 97                    04062001
  91       36-4206228      Kemper        2      01301998     To 464                    06082001
  92       36-4198871      Kemper        2      12311997     To 407                    06152001
  93       36-4198870      Kemper        2      12311997    05262000
  94       36-4198868      Kemper        2      12311997    05262000
  95       36-4198866      Kemper        2      01091998    02232001
  96       36-4198865      Kemper        2      12311997    01038011
  97       37-1259201    CPG-retail      1      04011999
 100       36-4066431      Scudder       1      07012002
 101       02-0579625      Scudder       1      07012002
 102       02-0579625      Scudder       1      05012002
 103       04-3559077      Scudder       1      07012002
 104       04-3559076      Scudder       1      07012002
 105       04-3559075      Scudder       1      07012002
 106       44-6576938      Scudder       1      07012002
 107       36-3521321      Scudder       1      05012001
 108       36-3950292      Scudder       1      05012001
 109       36-4066431      Scudder       1      05012001
 110       36-4222258      Scudder       1      05012001
 111       36-4222260      Scudder       1      05012001
 112       36-3534358      Kemper        2      01101992    05271994
 113       36-3553193      Kemper        2      01101992    05271994
 114       36-3534356      Kemper        2      01101992    05271994
 115       36-4257921      Kemper        2      12011998      To 08                    05252001
 116     Not available     Scudder       1      07012002
 117       36-3683817      Kemper        2      12141998    05172002       04102000

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 118      VA    SVS AGGRESSIVE GROWTH                         AGGR       N/A    81123X695        N/A
 119      VA    SVS TECHNOLOGY GROWTH                         TECH       N/A    81123X752        N/A
 120      SS    SCUDDER RESEARCH FUND-A                       RSHA        A     811166404       SRHAX
 121      SS    SCUDDER FOCUS GROWTH FUND-A                   FGRA        A     811166107       SDDAX
 122      SS    KEMPER NEW EUROPE FUND - M                    KNEM        M     48841Y404       KNEUX
 123      SS    KEMPER SMALL CAP VALUE + GROWTH FUND-A        SVGA        A     811166875       KSBAX
 124      SS    SCUDDER FLOATING RATE FUND - A                KFRA        A     81114M104        N/A
 126      VA    SVS GROWTH AND INCOME                         SGIN       N/A    81123X802   Not available
 127      VA    SVS FOCUSED LARGE CAP GROWTH                  FLGC       N/A    81123X877   Not available
 128      VA    SVS STRATEGIC INCOME                          SVSI       N/A    81123X794   Not available
 129      VA    SVS DREMAN HIGH RETURN                        SDHR       N/A    81123X208   Not available
 130      VA    SVS GROWTH OPPORTUNITIES                      SGRO       N/A    81123X885   Not available
 131      VA    SVS HIGH YIELD                                SVHY       N/A    81123X604   Not available
 132      VA    SVS GROWTH                                    SGRT       N/A    81123X786   Not available
 133      VA    SVS MONEY MARKET                              SVMM       N/A    81123X109        N/A
 134      IP    KIP-DIVERSIFIED INCOME PREMIER PORTFOLIO      DIVP       N/A    487902850       KZDIX
 135      IP    KIP-TOTAL RETURN PREMIER PORTFOLIO            TR-P       N/A    487902835       KZTRX
 136      IP    KIP-SHORT-INTERMEDIATE GOVT PREMIER           SIGP       N/A    487902827       KZSIX
 137      IP    KIP-SHORT-TERM GLOBAL INCOME PREMIER          STGP       N/A    487902819       KZSGX
 138      IP    KIP-SMALL CAP EQUITY PREMIER PORTFOLIO        SCEP       N/A    487902785       KPSCX
 141      IP    KIP-GOVERNMENT PREMIER PORTFOLIO              GVTP       N/A    487902843       KZGPX
 142      VA    SVS VALUE FUND                                SVAL       N/A    81123X836   Not available
 143      VA    SVS SMALL CAP VALUE                           SCAP       N/A    81123X778   Not available
 144      SS    SCUDDER GOV'T CASH INST SHARES                SGIS       N/A    461473308   Not available
 145      VA    SVS II JANUS GRO AND INC-B                    JGIB        B     81123X448   Not available
 146      SS    INSTITUTIONAL MONEY MARKET SHARES             CTIM       N/A    147539605   Not available
 147      VA    SVS II EAGLE FOCUSED LC GR-B                  EFGB        B     81123X455   Not available
 148      SS    SCUDDER TAX-EXEMPT CASH INST SHARES           STIS       N/A    147539886   Not available
 149      VA    SVS II FOCUS VALUE + GROWTH-B                 FOCB        B     81123X463   Not available
 150      VA    SVS II DREMAN HIGH YIELD RETURN-B             SDHB        B     81123X471   Not available

 118        36-4290507           Scudder        1       05012001
 119        36-4290509           Scudder        1       05012001
 120        36-4265534           Kemper         2       12311998     05172002    01022001
 121        36-4265535           Kemper         2       12311998     05172002    01022001
 122        13-3557060           Kemper         2       09031999                            09012000
 123        36-4265537           Kemper         2       12311998     2/23/2001
 124        36-4294581           Scudder        3       11011999     Purchases   09302002
 126        04-3488243           Scudder        1       05012001
 127        04-3488245           Scudder        1       05012001
 128        36-4151014           Scudder        1       05012001
 129        36-4222257           Scudder        1       05012001
 130        04-3488242           Scudder        1       05012001
 131        36-3521315           Scudder        1       05012001
 132        36-3521317           Scudder        1       05012001
 133        36-3521316           Scudder        1       05012001
 134        36-3534359           Kemper         2       01101992     05271994
 135        36-3534349           Kemper         2       01101992     05271994
 136        36-3615079           Kemper         2       01101992     05271994
 137        36-3747056           Kemper         2       01101992     08261994
 138        36-3847905           Kemper         2       01101992     05271994
 141        36-3534354           Kemper         2       01101992     05271994
 142        36-4066432           Scudder        1       05012001
 143        36-4066433           Scudder        1       05012001
 144        36-3708479             CPG          1       11101999
 145     Not available yet       Scudder        1       07012002
 146        37-1259201         CPG-retail       1       04011999
 147     Not available yet       Scudder        1       07012002
 148        37-1259204             CPG          1       11101999
 149        36-4066434           Scudder        1       07012002
 150        36-4222257           Scudder        1       07012002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 151      SS    SCUDDER 21ST CENTURY GROWTH FUND - A          S21A        A     811196807       SCNAX
 152      SS    SCUDDER HIGH YIELD TAX FREE - A               SHTA        A     811170307       NOTAX
 153      SS    THE JAPAN FUND - A                            JAPA        A     471070201       KJFAX
 154      VA    SVS TOTAL RETURN FUND                         TTLR       N/A    81123X489   Not available
 155      SS    S&P 500 STOCK FUND-A                          SSPA        A     811166701       KSAAX
 156      VA    SVS II DREMAN FINANCIAL SERVICES-B            DRFB        B     81123X489   Not available
 157      VA    SVS II INVESCO DYNAMIC GRO-B                  IDGB        B     81123X497   Not available
 158      VA    SVS II TOTAL RETURN FUND-B                    TTLB        B     81123X513   Not available
 159      VA    SVS II TECHNOLOGY GROWTH-B                    TECB        B     81123X521   Not available
 160      VA    SVS II DREMAN SM CAP VALUE-B                  DSVB        B     81123X539   Not available
 161      SW    SWC ENTREPRENEURS FUND - CLASS A              SWEA        A     811239102   Not available
 163      VA    SVS II SMALL CAP GROWTH-B                     CPGB        B     81123X547   Not available
 164      VA    SVS II MONEY MARKET-B                         SVMB        B     81123X554   Not available
 165      VA    SVS II INTERNTL SEL EQ - B                    ISEB        B     81123X562   Not available
 166      VA    SVS II HIGH YIELD -B                          SVHY        B     81123X570   Not available
 167      VA    SVS II GROWTH FUND-B                          SGRB        B     81123X588   Not available
 168      VA    SVS II GOVERNMENT SECURITIES-B                GOVB        B     81123X596   Not available
 169      VA    SVS II GLOBAL BLUE CHIP FUND-B                SGBB        B     81123X612   Not available
 170      VA    SVS II CONTRARIAN VALUE FUND-B                SVAB        B     81123X620   Not available
 172      VA    SVS II BLUE CHIP FUND-B                       BLUB        B     81123X638   Not available
 173      IP    KIP-CDSC PAF DAILY ACCURAL TEST FD            TST1       N/A       N/A           N/A
 174      SS    SCUDDER LATIN AMERICA FUND-M                  LAFM        M     811165638   Not available
 175      VA    SVS BLUE CHIP FUND                            BLUE       N/A    81123X869   Not available
 176      VA    SVS NEW EUROPE                                EURO       N/A    81123X810   Not available
 177      VA    SVS INDEX 500                                 I500       N/A    81123X851   Not available
 178      VA    SVS FOCUS VALUE + GROWTH PORTFOLIO            FOCP       N/A    81123X760   Not available
 179      VA    SVS INTERNATIONAL RESEARCH PORTFOLIO          RESE        A     81123X844   Not available
 180      VA    SVL GROWTH  & INCOME - A                      INCA        A     81123R859   Not available
 181      VA    SVL GROWTH & INCOME - B                       INCB        B     81123R711   Not available
 182      VA    SVL CAPITAL GROWTH - A                        CPGA        A     81123R300   Not available

 151        04-3323038           Scudder        1       05012000
 152        04-6569215           Scudder        1       05012000
 153        13-1963426           Scudder        3       05012000     Purchases
 154        36-3521318           Scudder        1       05012001
 155        04-3808389           Scudder        1       04032000                 01022001
 156        36-4222258           Scudder        1       07012002
 157        04-3559072           Scudder        1       07012002
 158        36-3521318           Scudder        1       07012002
 159     Not available yet       Scudder        1       07012002
 160        36-4066433           Scudder        1       07012002
 161        91-2096365       Scudder Weisel     2       01232001
 163        36-3950292           Scudder        1       07012002
 164        36-3521316           Scudder        1       07012002
 165         44-656938           Scudder        1       07012002
 166        36-3521315           Scudder        1       07012002
 167        36-3521317           Scudder        1       07012002
 168        36-3521321           Scudder        1       07012002
 169        36-4222260           Scudder        1       07012002
 170        36-4066432           Scudder        1       07012002
 172        36-4151012           Scudder        1       07012002
 173            n/a               test          1       00000000
 174        13-7005470           Scudder        1       12142001
 175        36-4151012           Scudder        1       05012001
 176        36-4222259           Scudder        2       05012001     11012002
 177        36-4312678           Scudder        1       05012001
 178        36-4066434           Scudder        1       05012001
 179        04-6576931           Scudder        1       05012001
 180        04-3236900           Scudder        1       05012001
 181        04-3236900           Scudder        1       05012001
 182        04-6576937           Scudder        1       05012001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 183      VA    SVL CAPITAL GROWTH - B                       CPGB        B     81123R821   Not available
 184      VA    SVL INTERNATIONAL - A                        INTL        A     81123R508   Not available
 185      VA    SVL INTERNATIONAL - B                        INTB        B     81123R797   Not available
 186      VA    SVL 21ST CENTURY - A                         S21A        A     81123R748   Not available
 187      VA    SVL 21st CENTURY - B                         S21B        B     81123R730   Not available
 188      VA    SVL GLOBAL DISCOVERY FUND - A                SGLA        A     81123R847   Not available
 189      VA    SVL GLOBAL DISCOVERY FUND - B                SGLB        B     81123R789   Not available
 190      VA    SVS I HEALTH SCIENCES PORTFOLIO              HLSC       N/A    81123R722   Not available
 191      VA    SVS II AGGRESSIVE GROWTH-B                   AGGB        B     81123X646   Not available
 192      VA    SVL BOND FUND                                SBND       N/A    81123R201   Not available
 193      VA    SVL MONEY MARKET                             SMKT       N/A    81123R102        N/A
 194      VA    SVL BALANCED                                 SBAL       N/A    81123R409   Not available
 195      VA    SVS II INVESCO DYNAMIC GRO-A                 IDGA        A     81123X687   Not available
 196      VA    SVS II TURNER MIDCAP GRO-A                   TMGA        A     81123X679   Not available
 197      VA    SVS II OAK STRAT EQUITY-A                    OSEA        A     81123X661   Not available
 198      VA    SVS II DAVIS VENTURE VALUE-A                 DVVA        A     81123X653   Not available
 199      VA    SVS II HEALTH SCIENCES PORTFOLIO-B           HLSB        B     81123R714   Not available
 201      SS    SCUDDER TECHNOLOGY FUND-B                    TECB        B     81123F207       KTCBX
 202      SS    SCUDDER TOTAL RETURN FUND-B                  KTRB        B     81123H203       KTRBX
 203      SS    SCUDDER GROWTH FUND-B                        KGFB        B     81115H203       KGRBX
 204      SS    SCUDDER DYNAMIC GROWTH FUND-B                KSCB        B     81114R202       KSCBX
 205      SS    KEMPER INCOME & CAPITAL PRESERVATION-B       ICPB        B     488412206       KICBX
 207      SS    KEMPER MUNICIPAL BOND FUND-B                 KMBB        B     488419300       KMBBX
 208      SS    SCUDDER HIGH INCOME FUND-B                   SHIB        B     81115L204       KHYBX
 209      SS    SCUDDER CA TAX-FREE INCOME FUND-B            CATB        B     811204502       KCTBX
 210      SS    SCUDDER STRATEGIC INCOME FUND-B              SIFB        B     81123J209       KSTBX
 212      SS    SCUDDER VIT EQUITY 500 INDEX FUND-A          VE5A        A     251512208
 213      SS    SCUDDER VIT SMALL CAP INDEX FUND-A           VSCA        A     251512307
 214      SS    SCUDDER VIT EAFE EQUITY INDEX FUND-A         VEAA        A     251512109
 215      SS    KEMPER HIGH YIELD FUND II - B                HY2B        B     48841X208       KHIBX

 183     04-6576937    Scudder       1      05012001
 184     04-6576931    Scudder       1      05012001
 185     04-6576931    Scudder       1      05012001
 186     04-2819688    Scudder       1      05012001
 187     04-2819688    Scudder       1      05012001
 188     04-3304361    Scudder       1      05012001
 189     04-3304361    Scudder       1      05012001
 190     04-3559071    Scudder       1      06042001
 191     36-4290507    Scudder       1      07012002
 192     04-6576935    Scudder       1      05012001
 193     04-6576934    Scudder       1      05012001
 194     04-6576938    Scudder       1      05012001
 195     04-3559072    Scudder       1      07022001
 196     04-3559075    Scudder       1      07022001
 197     04-3559076    Scudder       1      07022001
 198     04-3559077    Scudder       1      07022001
 199     04-3559071    Scudder       1      07012002
 201     36-6051878    Scudder       1      05311994
 202     36-6103490    Scudder       1      05311994
 203     36-6139662    Scudder       1      05311994
 204     36-2668415    Scudder       1      05311994                 10152001
 205     36-2797860    Kemper        2      05311994     To 663                 06222001
 207     36-2896696    Kemper        2      05311994     To 666                 06082001
 208     36-2955386    Scudder       1      05311994                 10072002
 209     36-3221104    Scudder       1      05311994
 210     36-2921989    Scudder       1      05311994
 212     04-3334947                             ?
 213     04-3334950
 214     04-3334951
 215     36-4257921    Kemper        2      12011998     To 208                 05252001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 216      SS    KEMPER QUANTITATIVE EQUITY FUND - B          KQEB        B     4.88E+213       KQEBX
 217      SS    SCUDDER INTERNATIONAL RESEARCH FUND -B       KIRB        B     81116K502       KIRBX
 218      SS    SCUDDER US GOVERNMENT SECURITIES FUND-B      KGSB        B     81123L204       KUSBX
 219      SS    KEMPER INTERNATIONAL FUND-B                  KIFB        B     488415209       KITBX
 220      SS    SCUDDER RESEARCH FUND-B                      RSHB        B     811166503       SRHBX
 221      SS    SCUDDER FOCUS GROWTH FUND-B                  FGRB        B     811166206       SDDBX
 222      SS    SCUDDER NEW EUROPE FUND - B                  KNEB        B     81118E207       KNEBX
 223      SS    KEMPER SMALL CAP VALUE + GROWTH FUND-B       SVGB        B     811166867       KSBBX
 224      SS    SCUDDER FLOATING RATE FUND - B               KFRF        B     81114M203        N/A
 226      SS    SCUDDER NY TAX-FREE INCOME FUND-B            NYTB        B     811204858       KNTBX
 227      SS    SCUDDER FL TAX-FREE INCOME FUND-B            FLTB        B     811204809       KFLBX
 228      SS    KSTIS KEMPER OH TAX-FREE INCOME FUND-B       OHTB        B     488424839       KOHBX
 230      SS    KEMPER SHORT-TERM US GOVERNMENT FUND-B       STGB        B     48842K205       KSGBX
 231      SS    SCUDDER BLUE CHIP FUND-B                     KBCB        B     81111P209       KBCBX
 233      SS    KEMPER GLOBAL INCOME FUND-B                  KGIB        B     48841D202       KGIBX
 244      SS    GOV'T CASH MANAGED SHARES                    SGMS       N/A    461473407        N/A
 248      SS    TAX-EXEMPT CASH MANAGED SHARES               STMS       N/A    147539879        N/A
 251      SS    SCUDDER 21ST CENTURY GROWTH FUND - B         S21B        B     811196872       SCNBX
 252      SS    SCUDDER HIGH YIELD TAX FREE FUND - B         SHTB        B     811170406       NOTBX
 253      SS    THE JAPAN FUND - B                           JAPB        B     471070300       KJFBX
 255      SS    S&P 500 STOCK FUND-B                         SSPB        B     811166800       KSABX
 260      SS    KEMPER HORIZON 20+ PORTFOLIO-B               H20B        B     48841J407       KHOBX
 261      SS    KEMPER HORIZON 10+ PORTFOLIO-B               H10B        B     48841J704       KHRBX
 262      SS    KEMPER HORIZON 5 PORTFOLIO-B                 H05B        B     48841J878       KHZBX
 263      SS    KSTIS KEMPER TX TAX-FREE INCOME FUND-B       TXTB        B     488424854       KTXBX
 268      SS    KSTIS KEMPER MI TAX-FREE INCOME FUND-B       MITB        B     488424797       KMIBX
 269      SS    KSTIS KEMPER NJ TAX-FREE INCOME FUND-B       NJTB        B     488424763       KNJBX
 270      SS    KSTIS KEMPER PA TAX-FREE INCOME FUND-B       PATB        B     488424730       KPNBX
 271      SS    KEMPER U S MORTGAGE FUND-B                   USMB        B     487902504       KUMBX
 272      SS    KEMPER ASIAN GROWTH FUND - B                 KAGB        B     487912206       KANBX

 216     36-4038832    Kemper        2      02151996     To 231                 02051999
 217     36-3683817    Kemper        2      12141998    05172002     04102000
 218     36-3060398    Scudder       1      05311994
 219     36-3124258    Kemper        2      05311994     To 668                 06152001
 220     36-4265534    Kemper        2      12311998    05172002     01022001
 221     36-4265535    Kemper        2      12311998    05172002     01022001
 222     13-3557060    Scudder       1      05011996
 223     36-4265537    Kemper        2      12311998    02232001
 224     36-4294581    Scudder       3      05251999    Purchases    09302002
 226     36-6414265    Scudder       1      05311994
 227     36-3752998    Scudder       1      05311994
 228     36-3876487    Kemper        2      05311994     To 666                 06082001
 230     36-3528556    Kemper        2      05311994     To 622                 06222001
 231     36-3542349    Scudder       1      05311994
 233     36-3657086    Kemper        2      05311994     To 661                 06152001
 244     36-4265535      CPG         1      11101999
 248     36-3708479      CPG         1      11101999
 251     04-3323038    Scudder       1      05012000
 252     04-6569215    Scudder       1      05012000
 253     13-1963426    Scudder       3      05012000    Purchases
 255     04-3808389    Scudder       1      04032000                 01022001
 260     36-4066435    Kemper        2      12291995     To 202                 06082001
 261     36-4066436    Kemper        2      12291995     To 202                 06082001
 262     36-4066437    Kemper        2      12291995     To 202                 06082001
 263     36-3791602    Kemper        2      05311994    11241998
 268     36-4007888    Kemper        2      03151995    11241998
 269     36-4007890    Kemper        2      03151995    11241998
 270     36-4007892    Kemper        2      03151995    11241998
 271     36-3534354    Kemper        2      10261984     To 218                 05252001
 272     36-4104796    Kemper        2      10211996     To 673                 05252001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 273      SS    SCUDDER AGGRESSIVE GROWTH FUND - B           AGGB           B        81111M206    KGGBX
 274      SS    SCUDDER CASH RESERVES FUND-B                 CRB            B        811195502     N/A
 275      SS    KEMPER HIGH YIELD OPPORTUNITY FUND - B       HYOB           B        488411604    KYOBX
 276      SS    KEMPER SHORT-INTERMEDIATE GOVT FUND-B        SIGB           B        487902702    KSIBX
 277      SS    KEMPER INTERMEDIATE MUNICIPAL BOND-B         KIMB           B        488419706    KIMBX
 278      SS    KEMPER SMALL CAP RELATIVE VALUE FUND-B       SRVC           B        487918203    KSRBX
 279      SS    KEMPER VALUE FUND - B                        VALB           B        920390309    KVLBX
 282      SS    KEMPER CLASSIC GROWTH FUND - B               CGRB           B        460965304    KCGBX
 283      SS    SCUDDER GLOBAL DISCOVERY FUND - B            GDSB           B        378947709    KGDBX
 284      SS    SCUDDER-DREMAN FINANCIAL SERVICES FND-B      DFSB           B        81114P206    KDFBX
 285      SS    SCUDDER FOCUS VALUE PLUS GROWTH FUND-B       KVGB           B        81114W201    KVGBX
 286      SS    SCUDDER CONTRARIAN FUND-B                    CNTB           B        81123U402    KDCBX
 287      SS    SCUDDER-DREMAN HIGH RETURN EQ FUND-B         DHRB           B        81123U709    KDHBX
 288      SS    SCUDDER-DREMAN SMALL CAP VALUE FUND - B      SCVB           B        81123U873    KDSBX
 291      SS    KEMPER US GROWTH AND INCOME FUND - B         GRIB           B        487915209    KUGBX
 292      SS    KEMPER GLOBAL BLUE CHIP FUND - B             GBCB           B        487916603    KGLBX
 293      SS    KEMPER INTERNATIONAL GR AND INC FUND-B       IGIB           B        487916801    KIGBX
 294      SS    KEMPER EMERGING MARKET INCOME FUND - B       EMIB           B        487916876    KEIBX
 295      SS    KEMPER EMERGING MARKET GROWTH FUND - B       EMGB           B        487916850    KEGBX
 296      SS    KEMPER LATIN AMERICA FUND - B                LAMB           B        487916835    KLABX
 301      SS    SCUDDER TECHNOLOGY FUND-C                    KTEC           C        81123F306    KTCCX
 302      SS    SCUDDER TOTAL RETURN FUND-C                  KTRC           C        81123H302    KTRCX
 303      SS    SCUDDER GROWTH FUND-C                        KGFC           C        81115H302    KGRCX
 304      SS    SCUDDER DYNAMIC GROWTH FUND-C                KSCC           C        81114R301    KSCCX
 305      SS    KEMPER INCOME & CAPITAL PRESERVATION-C       ICPC           C        488412305    KICCX
 307      SS    KEMPER MUNICIPAL BOND FUND-C                 KMBC           C        488419409    KMBCX
 308      SS    SCUDDER HIGH INCOME FUND-C                   SHIC           C        81115L303    KHYCX
 309      SS    SCUDDER CA TAX-FREE INCOME FUND-C            CATC           C        811204601    KCTCX
 310      SS    SCUDDER STRATEGIC INCOME FUND-C              SIFC           C        81123J308    KSTCX
 312      SS    SCUDDER VIT EQUITY 500 INDEX FUND-B          VE5B           B        251512844

 273    36-4118750    Scudder      1      12311996
 274    36-3534356    Scudder      1      02061984                   02012001
 275    36-4176583    Kemper       2      10011997      To 647                   06222001
 276    36-3615079    Kemper       2      02011989      To 230                   02051999
 277    36-3974836    Kemper       2      11011994      To 645                   06082001
 278    36-4223627    Kemper       2      05061998     05262000
 279    04-3174738    Kemper       2      04161998      To 649                   06222001
 282    04-3323039    Kemper       2      04161998      To 698                   06222001
 283    13-3628802    Scudder      1      04161998
 284    36-4210631    Scudder      1      03091998
 285    36-4043718    Scudder      1      10161995
 286    22-2958460    Scudder      1      09111995
 287    22-2958719    Scudder      1      09111995
 288    22-3172951    Scudder      1      09111995                   01182002
 291    36-4206228    Kemper       2      01301998      To 664                   06082001
 292    36-4198871    Kemper       2      12311997      To 607                   06152001
 293    36-4198870    Kemper       2      12311997     05262000
 294    36-4198868    Kemper       2      12311997     05262000
 295    36-4198866    Kemper       2      01091998     02232001
 296    36-4198865    Kemper       2      12311997     02232001
 301    36-6051878    Scudder      1      05311994
 302    36-6103490    Scudder      1      05311994
 303    36-6139662    Scudder      1      05311994
 304    36-2668415    Scudder      1      05311994                   10152001
 305    36-2797860    Kemper       2      05311994      To 763                   06222001
 307    36-2896696    Kemper       2      05311994      To 766                   06082001
 308    36-2955386    Scudder      1      00000000                   10072002
 309    36-3221104    Scudder      1      05311994
 310    36-2921989    Scudder      1      05311994
 312    04-3334947                            ?

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 313      SS    SCUDDER VIT SMALL CAP INDEX FUND-B           VSCB           B        251512851
 314      SS    SCUDDER VIT EAFE EQUITY INDEX FUND-B         VEAB           B        251512836
 315      SS    KEMPER HIGH YIELD FUND II - C                HY2C           C        48841X307    KHICX
 316      SS    KEMPER QUANTITATIVE EQUITY FUND - C          KQEC           C        48842E308    KQECX
 317      SS    SCUDDER INTERNATIONAL RESEARCH FUND -C       KIRC           C        81116K601    KIRCX
 318      SS    SCUDDER US GOVERNMENT SECURITIES FUND-C      KGSC           C        81123L303    KUSCX
 319      SS    KEMPER INTERNATIONAL FUND-C                  KIFC           C        488415308    KITCX
 320      SS    SCUDDER RESEARCH FUND-C                      RSHC           C        811166602    SRHCX
 321      SS    SCUDDER FOCUS GROWTH FUND-C                  FGRC           C        811166305    SDDCX
 322      SS    SCUDDER NEW EUROPE FUND - C                  KNEC           C        81118E306    KNECX
 323      SS    KEMPER SMALL CAP VALUE + GROWTH FUND-C       SVGC           C        811166859    KSBCX
 324      SS    SCUDDER FLOATING RATE FUND-C                 KFRC           C        81114M302     N/A
 326      SS    SCUDDER NY TAX-FREE INCOME FUND-C            NYTC           C        811204841    KNTCX
 327      SS    SCUDDER FL TAX-FREE INCOME FUND-C            FLTC           C        811204882    KFLCX
 328      SS    KSTIS KEMPER OH TAX-FREE INCOME FUND-C       OHTC           C        488424821    KOHCX
 330      SS    KEMPER SHORT-TERM US GOVERNMENT FUND-C       STGC           C        48842K304    KSGCX
 331      SS    SCUDDER BLUE CHIP FUND-C                     KBCC           C        81111P308    KBCCX
 333      SS    KEMPER GLOBAL INCOME FUND-C                  KGIC           C        48841D301    KGICX
 343      SS    PREMIER MM SHARES TREASURY PORTFOLIO         PMTP          N/A       461473506     N/A
 346      SS    PREMIER MM SHARES MONEY MKT PORTFOLIO        PMMP          N/A       147539506     N/A
 347      SS    PREMIER MM SHARES GOVERNMENT PORTFOLIO       PMGP          N/A       147539860     N/A
 348      SS    PREMIER MM SHARES TAX-EXEMPT PORTFOLIO       PTEP          N/A       147539852     N/A
 351      SS    SCUDDER 21ST CENTURY GROWTH FUND - C         S21C           C        811196880    SCNCX
 352      SS    SCUDDER HIGH YIELD TAX FREE FUND - C         SHTC           C        811170505    NOTCX
 353      SS    THE JAPAN FUND - C                           JAPC           C        471070409    KJFCX
 355      SS    S&P 500 STOCK FUND-C                         SSPC           C        811166883    KSACX
 360      SS    KEMPER HORIZON 20+ PORTFOLIO-C               H20C           C        48841J506    KHOCX
 361      SS    KEMPER HORIZON 10+ PORTFOLIO-C               H10C           C        48841J803    KHRCX
 362      SS    KEMPER HORIZON 5 PORTFOLIO-C                 H05C           C        48841J860    KHZCX
 363      SS    KSTIS KEMPER TX TAX-FREE INCOME FUND-C       TXTC           C        488424847    KTXCX

 313     04-3334950
 314     04-3334951
 315     36-4257921    Kemper       2      12011998      To 308                   05252001
 316     36-4038832    Kemper       2      02151996      To 331                   02051999
 317     36-3683817    Kemper       2      12141998     05172002      04102000
 318     36-3060398    Scudder      1      05311994
 319     36-3124258    Kemper       2      05311994      To 392                   06152001
 320     36-4265534    Kemper       2      12311998     05172002      01022001
 321     36-4265535    Kemper       2      12311998     05172002      01022001
 322     13-3557060    Scudder      1      05011996
 323     36-4265537    Kemper       2      12311998     02232001
 324      364294581    Scudder      3      11011999    Purchases      09302002
 326     36-6414265    Scudder      1      05311994
 327     36-3752998    Scudder      1      05311994
 328     36-3876487    Kemper       2      05311994      To 766                   06082001
 330     36-3528556    Kemper       2      05311994      To 722                   06222001
 331     36-3542349    Scudder      1      05311994
 333     36-3657086    Kemper       2      05311994      To 761                   06152001
 343     36-3790101      CPG        1      02012000
 346     37-1259201      CPG        1      02012000
 347     37-1259202      CPG        1      02012000
 348     37-1259204      CPG        1      02012000
 351     04-3323038    Scudder      1      05012000
 352     04-6569215    Scudder      1      05012000
 353     13-1963426    Scudder      3      05012000    Purchases
 355     04-3808389    Scudder      1      04032000                   01022001
 360     36-4066435    Kemper       2      12291995      To 302                   06082001
 361     36-4066436    Kemper       2      12291995      To 302                   06082001
 362     36-4066437    Kemper       2      12291995      To 302                   06082001
 363     36-3791602    Kemper       2      05311994     11241998

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 368      SS    KSTIS KEMPER MI TAX-FREE INCOME FUND - C        MITC         C         488424789             KMICX
 369      SS    KSTIS KEMPER NJ TAX-FREE INCOME FUND - C        NJTC         C         488424755             KNJCX
 370      SS    KSTIS KEMPER PA TAX-FREE INCOME FUND - C        PATC         C         488424722             KPNCX
 371      SS    KEMPER U S MORTGAGE FUND - C                    USMC         C         487902744             KUMCX
 372      SS    KEMPER ASIAN GROWTH FUND - C                    KAGC         C         487912305             KANCX
 373      SS    SCUDDER AGGRESSIVE GROWTH FUND - C              AGGC         C         81111M305             KGGCX
 374      SS    SCUDDER CASH RESERVES FUND - C                  CRC          C         811195601              N/A
 375      SS    KEMPER HIGH YIELD OPPORTUNITY FUND - C          HYOC         C         488411703             KYOCX
 376      SS    KEMPER SHORT-INTERMEDIATE GOVT FUND - C         SIGC         C         487902728             KSICX
 377      SS    KEMPER INTERMEDIATE MUNICIPAL BOND - C          KIMC         C         488419805             KIMCX
 378      SS    KEMPER SMALL CAP RELATIVE VALUE FUND - C        SRVC         C         487918302             KSRCX
 379      SS    KEMPER VALUE FUND - C                           VALC         C         920390408             KVLCX
 382      SS    KEMPER CLASSIC GROWTH FUND - C                  CGRC         C         460965403             KCGCX
 383      SS    SCUDDER GLOBAL DISCOVERY FUND - C               GDSC         C         378947808             KGDCX
 384      SS    SCUDDER-DREMAN FINANCIAL SERVICES FND - C       DFSC         C         81114P305             KDFCX
 385      SS    SCUDDER FOCUS VALUE PLUS GROWTH FUND - C        KVGC         C         81114W300             KVGCX
 386      SS    SCUDDER CONTRARIAN FUND - C                     CNTC         C         81123U501             KDCCX
 387      SS    SCUDDER-DREMAN HIGH RETURN EQ FUND - C          DHRC         C         81123U808             KDHCX
 388      SS    SCUDDER-DREMAN SMALL CAP VALUE FUND - C         SCVC         C         81123U865             KDSCX
 391      SS    KEMPER US GROWTH AND INCOME FUND - C            GRIC         C         487915308             KUGCX
 392      SS    KEMPER GLOBAL BLUE CHIP FUND - C                GBCC         C         487916702             KGLCX
 393      SS    KEMPER INTERNATIONAL GR AND INC FUND - C        IGIC         C         487916884             KIGCX
 394      SS    KEMPER EMERGING MARKET INCOME FUND - C          EMIC         C         487916868             KEICX
 395      SS    KEMPER EMERGING MARKET GROWTH FUND - C          EMGC         C         487916843             KEGCX
 396      SS    KEMPER LATIN AMERICA FUND - C                   LAMC         C         487916827             KLACX
 400      SS    SCUDDER CASH RESERVE PRIME SHARES-A             CRPA         A         251521209             FLAXX
 404      SS    TOTAL RETURN US TREASURY FUND-CLASS A           TR A         A        898151D101             FLTSX
 405      SS    MANAGED MUNICIPAL FUND - CLASS A               MUNI A        A         561661208             FLMMX
 406      SS    SCUDDER TOP 50 US FUND-A                        T5UA         A         251555678             FAUSX
 407      SS    SCUDDER GLOBAL FUND-A                           GLOA         A         378947857             SGQAX

 368     36-4007888    Kemper        2           05311994        11241998
 369     36-4007890    Kemper        2           05311994        11241998
 370     36-4007892    Kemper        2           05311994        11241998
 371     36-3534354    Kemper        2           05311994         To 318               05252001
 372     36-4104796    Kemper        2           10211996         To 773               05252001
 373     36-4118750    Scudder       1           12311996
 374     36-3534356    Scudder       1           05311994                   02012001
 375     36-4176583    Kemper        2           10011997         To 747               06222001
 376     36-3615079    Kemper        2           05311994         To 330               02051999
 377     36-3974836    Kemper        2           11011994         To 745               06082001
 378     36-4223627    Kemper        2           05061998        05262000
 379     04-3174738    Kemper        2           04161998         To 749               06222001
 382     04-3323039    Kemper        2           04161998         To 798               06222001
 383     13-3628802    Scudder       1           04161998
 384     36-4210631    Scudder       1           03091998
 385     36-4043718    Scudder       1           10161995
 386     22-2958460    Scudder       1           09111995
 387     22-2958719    Scudder       1           09111995
 388     22-3172951    Scudder       1           09111995                   01182002
 391     36-4206228    Kemper        2           01301998         To 764               06082001
 392     36-4198871    Kemper        2           12311997         To 707               06152001
 393     36-4198870    Kemper        2           12311997        05262000
 394     36-4198868    Kemper        2           12311997        05262000
 395     36-4198866    Kemper        2           01091998        02232001
 396     36-4198865    Kemper        2           12311997        02232001
 400     52-1223991   Deutsche       3           08192002        08192002
 404     52-1575753   Deutsche       5       Converted as clsd   08192002
 405     13-3552419   Deutsche       5       Converted as clsd   08192002
 406     23-2905985    Scudder       1           08192002
 407     13-3370518    Scudder       1           06182001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 408      SS    SCUDDER GROWTH OPPORTUNITY FUND-A               GOPA         A         251555884             DBGOX
 409      SS    SCUDDER FLAG INVESTORS EQ PARTNERS-A            FEPA         A         33832P109             FLEPX
 410      SS    SCUDDER SELECT 500 FUND-A                       SSFA         A         920390820              TBD
 411      SS    SCUDDER SELECT 1000 GROWTH FUND-A               SSGA         A         920390788              TBD
 412      SS    SCUDDER MASS TAX FREE FUND-A                    MATA         A         811184803             SQMAX
 413      SS    SCUDDER DIVIDEND AND GROWTH FUND-A              D&GA         A         460965650             SNNAX
 415      SS    SCUDDER FLAG INVESTORS VALUE BUILDER-A          FVBA         A         33832R105             FLVBX
 417      SS    SCUDDER TOTAL RETURN BOND FUND-A           Not available     A            N/A                 N/A
 418      SS    SCUDDER PRESERVATIONPLUS INCOME FUND-A          PPIA         A     Not available yet   Not available yet
 419      SS    SCUDDER GOLD FUND-A                             SGFA         A         810904300             SGDAX
 420      SS    SCUDDER INTERNATIONAL EQUITY FUND-A             IEQA         A         055922546             DBAIX
 422      SS    SCUDDER SHORT TERM BOND FUND-A                  STBA         A         810902270             SZBAX
 423      SS    GLOBAL FINANCIAL SERVICES FUND-CLASS A          GFNA         A         251555108             DBFSX
 424      SS    SCUDDER REAL ESTATE SECURITIES FUND-A           RESA         A         75600Q108             FLREX
 425      SS    SCUDDER RREEF REAL ESTATE SECURITIES-A          REFA         A         81119P102             RRRAX
 432      SS    SCUDDER FLAG INVESTORS COMMUNCTNS-A             FCMA         A         338331101             TISHX
 433      SS    TOP 50 WORLD FUND-CLASS A                       T5WA         A         251555645             FLWAX
 439      SS    SCUDDER SMALL COMPANY STOCK FUND-A              SCSA         A         460965585             SZCAX
 445      SS    SCUDDER MEDIUM-TERM TAX-FREE FUND-A             MTFA         A         811236603             SZMAX
 447      SS    SCUDDER HIGH INCOME OPPORTUNITY FUND-A          HIOA         A         811192848             SYOAX
 449      SS    SCUDDER LARGE COMPANY VALUE FUND-A              LCVA         A         920390861             SDVAX
 450      SS    SCUDDER SMALL COMPANY VALUE FUND-A              SOVA         A         811196724             SAAUX
 451      SS    SCUDDER TECHNOLOGY INNOVATION FUND-A            TIA          A         811196765             SRIAX
 452      SS    SCUDDER HEALTH CARE FUND-A                      HCA          A         811196815             SUHAX
 459      SS    TOP 50 EUROPE FUND-CLASS A                      T5EA         A         251555710             FLEAX
 460      SS    SCUDDER JAPANESE EQUITY FUND-A                  JAEA         A         251555777             FJEAX
 461      SS    SCUDDER GLOBAL BOND FUND-A                      GLBA         A         378947774             SZGAX
 462      SS    TOP 50 ASIA FUND-CLASS A                        T5AA         A         251555744             FAASX
 463      SS    SCUDDER INCOME FUND-A                           INCA         A         811192806             SZIAX
 464      SS    SCUDDER GROWTH AND INCOME FUND-A                G&IA         A         460965627             SUWAX

 408     52-2284712    Scudder       2           08192002        10312002
 409     52-1912412    Scudder       1           08192002
 410     06-1539758    Scudder       1           07062001
 411     06-1539760    Scudder       3           07062001        11252002
 412     04-6569226    Scudder       1           07062001
 413     04-3419781    Scudder       2           03192001        05172002
 415     52-1772203    Scudder       1           08192002
 417     52-2267378    Scudder   Not estab        Q4/2002
 418     25-1816278    Scudder       2           11292002
 419     04-3023610    Scudder       1           07062001
 420     52-6297057    Scudder       1           05062002
 422     04-6569250    Scudder       1           06222001
 423     52-2295445   Deutsche       5       Converted as clsd   08192002
 424     52-1879843    Scudder       2           08192002         To 425               10182002
 425     36-7287452    Scudder       1           09032002
 432     52-1319644    Scudder       1           08192002
 433     23-2905982   Deutsche       5       Converted as clsd   08192002
 439     04-3343995    Scudder       1           02092001
 445     04-3102993    Scudder       1           02092001
 447     04-3314841    Scudder       1           06222001                   11112002
 449     13-2578688    Scudder       1           02092001
 450     22-3172951    Scudder       1           12032001
 451     04-3403411    Scudder       1           12292000
 452     04-3403410    Scudder       1           12292000
 459     23-2905983   Deutsche       5       Converted as clsd   08192002
 460     23-2905978    Scudder       1           08192002
 461     13-3605419    Scudder       1           06152001
 462     23-2905984   Deutsche       5       Converted as clsd   08192002
 463     04-6013018    Scudder       1           06222001
 464     04-2212654    Scudder       1           12292000

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 465      SS    SCUDDER EQUITY 500 INDEX-A                 Not available     A        N/A        N/A
 466      SS    SCUDDER MANAGED MUNICIPAL BOND FUND - A         MMBA         A     811170802    SMLAX
 468      SS    SCUDDER INTERNATIONAL FUND-A                    INTA         A     811165810    SUIAX
 469      SS    SCUDDER LARGE CO GROWTH FUND-A                  LCGA         A     460965692    SGGAX
 470      SS    SCUDDER EUROPEAN EQUITY FUND-A                  EUQA         A     61735K521    DBEAX
 471      SS    SCUDDER SMALL CAP FUND-A                        SMCA         A     055922470    SSDAX
 472      SS    SCUDDER EAFE EQUITY INDEX FUND-A           Not available     A        N/A        N/A
 473      SS    SCUDDER PACIFIC OPPORTUNITIES FUND - A          POPA         A     811165661    SPAOX
 474      SS    SCUDDER LATIN AMERICA FUND - A                  LAFA         A     811165737    SLANX
 475      SS    SCUDDER GLOBAL BIOTECHNOLOGY FUND-A             GBTA         A     251555504    DBBTX
 476      SS    SCUDDER EMG MARKETS INCOME FUND-A               EMIA         A     378947816    SZEAX
 477      SS    SCUDDER GREATER EUROPE GROWTH FUND - A          GEGA         A     811165695    SERAX
 478      SS    SCUDDER U.S. BOND INDEX FUND-A             Not available     A        N/A        N/A
 479      SS    SCUDDER EMERGING MARKETS GROWTH FUND-A          EMGA         A     811165760    SEKAX
 480      SS    SCUDDER PATHWAY CONSERVATIVE PORT-A             PCA          A     811189777    SUCAX
 481      SS    SCUDDER PATHWAY MODERATE PORTFOLIO-A            PMA          A     811189844    SPDAX
 482      SS    SCUDDER PATHWAY GROWTH PORTFOLIO-A              PGA          A     811189810    SUPAX
 483      SS    SCUDDER MID CAP FUND-A                          MDCA         A     055922512    SMCAX
 486      SS    EUROPEAN MID-CAP FUND CLASS-A                   EMCA         A     251555819    FEMAX
 489      SS    SCUDDER MICRO CAP FUND-A                        MCCA         A     61735K455    SMFAX
 490      SK    SCUDDER GROWTH AND INCOME FUND - R              SGIR         R     460965858     N/A
 491      SK    SCUDDER INTERNATIONAL FUND - R                  SIFR         R     811165877     N/A
 492      SK    SCUDDER LARGE COMPANY GROWTH FUND - R           SLGR         R     460965841     N/A
 493      SS    SCUDDER FIXED INCOME FUND-A                     FIFA         A     61735K422    SFXAX
 494      SS    GLOBAL EQUITY FUND-CLASS A                      GLEA         A     055922579    DBGLX
 495      SS    GLOBAL TECHNOLOGY FUND-CLASS A                  GLTA         A     251555876    DBTHX
 498      SS    SCUDDER CAPITAL GROWTH FUND - A                 CGRA         A     460965742    SDGAX
 499      SS    SCUDDER INTERNATIONAL SELECT EQTY-A             ISEA         A     61735K489    DBISX
 500      SS    DEUTSCHE CASH RESERVES FUND-INST                CRT         INST   055924872    BIRXX

 465     Not available yet    Scudder   Not estab        Q4/2002
 466        04-6396607        Scudder       1           02092001
 468        13-2827803        Scudder       1           12292000
 469        04-3119638        Scudder       1           12292000
 470        23-2748252        Scudder       1           08192002
 471        04-3203566        Scudder       1           06282002
 472     Not available yet    Scudder   Not estab        Q4/2002
 473        13-7005469        Scudder       1           05282001
 474        13-7005470        Scudder       1           05282001
 475         522295447        Scudder       1           08192002
 476        13-3747314        Scudder       1           06182001
 477        13-3788234        Scudder       1           03192001
 478     Not available yet    Scudder   Not estab        Q4/2002
 479        13-3874268        Scudder       1           06182001
 480        04-3255566        Scudder       1           12292000
 481        04-3255567        Scudder       1           12292000
 482        04-3255565        Scudder       1           12292000
 483        04-3167380        Scudder       1           06282002
 486         232905976       Deutsche       5       Converted as clsd       08192002
 489        23-2854707        Scudder       1           06282002
 490        04-2212654        Scudder       2           08011999                                      To 464-12/29/00
 491        13-2827803        Scudder       2           08011999                                      To 468-12/29/00
 492        04-3119638        Scudder       2           08011999                                      To 469-12/29/00
 493        23-2790718        Scudder       1           06282002
 494         522281490       Deutsche       5       Converted as clsd       08192002
 495         522295442       Deutsche       5       Converted as clsd       08192002
 498         13-318716        Scudder       1           02092001
 499        23-2748259        Scudder       1           08192002
 500          43239322       Deutsche       1           08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 501      KI    SCUDDER TECHNOLOGY FUND-I                       TECI         I     81123F405    SPTCX
 502      KI    SCUDDER TOTAL RETURN FUND-I                     KTRI         I     81123H401    KMTRX
 503      KI    SCUDDER GROWTH FUND-I                           KGFI         I     81115H401    KPGRX
 504      KI    SCUDDER DYNAMIC GROWTH FUND-I                   KSCI         I     81114R400    KSCEX
 505      KI    KEMPER INCOME & CAPITAL PRESERVATION-I          ICPI         I     488412404    KMICX
 506      KI    SCUDDER MONEY MARKET FUND-K                     SMMK         I     4884KEMP2     N/A
 507      KI    KEMPER MUNICIPAL BOND FUND-I                    KMBI         I     488419508    KPMBX
 508      KI    SCUDDER HIGH INCOME FUND-I                      SHII         I     81115L402    KMHYX
 509      SS    SCUDDER FLAG INVESTORS EQ PARTNERS-INST         FEPT        INST   33832P307    FLIPX
 510      KI    SCUDDER DIVERSIFIED INCOME FUND-I               KDII         I     48840K405    KDIFX
 511      SS    SCUDDER TECHNOLOGY FUND -INST                   TECT        INST   81123F504    KTCIX
 512      SS    SCUDDER HIGH YIELD TAX FREE FUND-INST           HTFT        INST   81118T105    NOTIX
 513      SS    SCUDDER HIGH INCOME FUND-INST                   SHHT        INST   81115L501    KHYIX
 515      KI    KEMPER HIGH YIELD FUND II - I                   HY2I         I        N/A       KHIIX
 516      KI    KEMPER QUANTITATIVE EQUITY FUND - I             KQEI         I     48842E407     N/A
 518      KI    SCUDDER US GOVERNMENT SECURITIES - I            KGSI         I     81123L402    KPGVX
 519      KI    KEMPER INTERNATIONAL FUND-I                     KIFI         I     488415407    KMIFX
 520      SS    SCUDDER INTERNATIONAL EQUTY FUND-INST1          IET1        INST   055924856    BEIIX
 521      KI    KEMPER INTERNATIONAL BOND FUND                  KIBF         I     488414103     N/A
 522      KI    SCUDDER EUROPE FUND-I                           KEUI         I     487910408     N/A
 523      SS    CAT MMP INSTITUTIONAL SELECT SHARES             CTIS        N/A                  N/A
 524      SS    SCUDDER REAL ESTATE SECURITIES FUND-INST        REST        INST   75600Q306    FLIRX
 525      SS    SCUDDER INTERNATIONAL EQUITY FUND-INST2         IET2        INST   055924849    BEITX
 526      SS    SCUDDER QUANTITATIVE EQ FUND-INST               QNTT        INST   055922645    DBQIX
 528      SS    SCUDDER MUNICIPAL BOND FUND-INST                MUBT        INST   61735K810    MGMBX
 529      SS    SCUDDER NEW EUROPE FUND-INST                    SNEI        INST   81118E405    KNEIX
 530      KI    KEMPER SHORT-TERM US GOVERNMENT FUND-I          STGI         I     48842K403    KSGIX
 531      KI    SCUDDER BLUE CHIP FUND-I                        KBCI         I     81111P407    KBCFX
 532      SS    SCUDDER FLAG INVESTORS COMMUNCTNS-INST          FCMT        INST   338331507    FLICX
 533      KI    KEMPER GLOBAL INCOME FUND-I                     KGII         I     48841D400    KGIFX

 501     36-6051878          RPS         1           05311994
 502     36-6103490          RPS         1           05311994
 503     36-6139661          RPS         1           05311994
 504     36-2668415          RPS         1           05311994                           10152001
 505     36-2797860          RPS         2           05311994             To 563                       06222001
 506     36-2809723          RPS         1           07011995                           04062002
 507     36-2896696          RPS         2           05311994
 508     36-2955386          RPS         1           05311994                           10072002
 509      521912412        Scudder       1           08192002
 510     36-2921989          RPS         1           05311994
 511     36-6051878        Scudder       1           08192002
 512     04-6569215        Scudder       1           08192002
 513     36-2955386        Scudder       1           08192002                           10072002
 515     36-4257921          RPS         2           12011998
 516     36-4038832          RPS         2           09111996                                          02051999
 518     36-3060398          RPS         1           05311994
 519     36-3124258          RPS         2           05311994             To 568                       06152001
 520     23-2891401        Scudder       1           08192002
 521     36-3998688          RPS         2           01031995
 522     36-4066430          RPS         2           04191996
 523     37-1259201        Scudder       1           12022002
 524     52-1879843        Scudder       2           08192002             To 595                       10182002
 525     23-2891401        Scudder       1           08192002
                                                                     12/31/02 for all
 526     06-1539484        Scudder       3           08192002            purchases
 528     23-2790715        Scudder       1           08192002
 529     36-4066430        Scudder       1           08192002
 530     36-3528556          RPS         2           05311994
 531     36-3542349          RPS         1           05311994
 532     52-1319644        Scudder       1           08192002
 533     36-3657086          RPS         2           05311994

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 534      SS    SCUDDER GLOBAL BIOTECHNOLOGY-INST           Not available       INST           N/A             N/A
 535      SS    SCUDDER FLAG INVESTORS VALUE BUILDER-INST        FVBT           INST        33832R402         FLIVX
 536      SS    SCUDDER SHORT TERM MUNICIPAL BOND-INST           STMT           INST        61735K794         MGSMX
 537      SS    DEUTSCHE TREASURY ASSETS FUND-INST               TRAT           INST        055922876          N/A
 538      SS    DEUTSCH DAILY ASSETS FUND-INST                   DAT            INST        055924781          N/A
 539      SS    SCUDDER-DREMAN HIGH RETURN EQ FD-INST            DHRT           INST        81123U832         KDHIX
 540      SS    DEUTSCHE LIQUID ASSETS FUND-INST                 LQAT           INST        055924864         BTLLX
 541      SS    DEUTSCHE CASH MANAGEMENT FUND-INST               CMGT           INST        055924104         BICXX
 542      SS    DEUTSCHE TREASURY MONEY FUND-INST                TMYT           INST        055924203         BTRXX
 543      SS    SCUDDER EMERGING MARKETS EQUITY-INST             EMET           INST        61735K109         MGEEX
 544      SS    SCUDDER MANAGED MUNICIPAL BOND-INST              MMBT           INST        81118T204         SMLIX
 545      SS    SCUDDER-DREMAN SMALL CAP VALUE FD-INST           SCVT           INST        81123U824         KDSIX
 546      KI    CAT-INSTITUTIONAL MM SHARES                      CTIM            I             N/A        Not available
 548      SS    SCUDDER U.S. BOND INDEX FUND-PRMR                BIXP           PRMR        05576L700         BTUSX
 549      KI    SCUDDER LARGE COMPANY VALUE FUND - I             LCVI            I          920390838         SCDUX
 550      SS    SCUDDER GROWTH AND INCOME FUND-INST              G&IT           INST        460965551         SUWIX
 551      KI    SCUDDER 21ST CENTURY GROWTH FUND-I               S21I            I          811196732     Not available
 552      KI    SCUDDER HEALTH CARE-I                            HCI             I          811196773         SUHIX
 553      SS    SCUDDER EMERGING MARKETS DEBT FD-INST            EFIT           INST        61735K869         MGEIX
 554      SS    PRESERVATIONPLUS FUND-INSTITUTIONALSRV           PPIS           INST        055847826         BTPRX
 555      SS    SCUDDER PRESERVATION PLUS FUND-INST              PPT            INST        055847818         BTPIX
 556      SS    SCUDDER HIGH INCOME PLUS-PRMR                    HIPP           PRMR        61735K547         MGHPX
 557      SS    SCUDDER SHORT TERM FIXED INCOME-INST             STFT           INST        61735K828         MGSFX
 558      SS    SCUDDER EAFE EQUITY INDEX FUND-PRMR              EAFP           PRMR        05576L874         BTAEX
 559      SS    SCUDDER INTERNATIONAL SELECT EQTY-INST           ISET           INST        61735L604         MGINX
 560      KI    KEMPER HORIZON 20+ PORTFOLIO-I                   H20I            I          48841J605     Not available
 561      KI    KEMPER HORIZON 10+ PORTFOLIO-I                   H10I            I          48841J886     Not available
 562      KI    KEMPER HORIZON 5 PORTFOLIO-I                     H05I            I          48841J852     Not available
 563      KI    SCUDDER INCOME FUND - I                          INCI            I          811192863     Not available
 564      SS    SCUDDER CAPITAL GROWTH FUND - INST               CGRT           INST        460965544         SDGTX

 534     Not available yet     Scudder    Not estab        Q4/2002
 535        52-1772203         Scudder        1           08192002
 536        23-2790706         Scudder        1           08192002
 537        23-2931580        Deutsche        1           08192002
 538        25-1799739        Deutsche        1           08192002
 539        22-2958719         Scudder        1           08192002
 540        04-3273864        Deutsche        1           08192002
 541        04-3091625        Deutsche        1           08192002
 542        04-3091628        Deutsche        1           08192002
 543        23-2748243         Scudder        2           08192002          08192002
 544        04-6396607         Scudder        1           08192002
 545        22-3172951         Scudder        1           08192002
 546       Not available     CPG/Retail       2            unknown          unknown
 548        04-3297607         Scudder        1           08192002
 549        13-2578688           RPS          1           02092001
 550        04-2212654         Scudder        1           08192002
 551        04-3323038           RPS          1           12032001
 552        04-3403410         Scudder        1           12292000
 553        23-2748238         Scudder        1           08192002
 554        23-2872025        Deutsche        5       Converted as clsd     08192002
 555        23-2872025         Scudder        1           08192002
 556        23-2954039         Scudder        1           08192002                        08082002
 557        23-2790717         Scudder        1           08192002
 558        04-3297609         Scudder        1           08192002
 559        23-2748259         Scudder        1           08192002
 560        36-4066435           RPS          2           12151995           To 502                   06082001
 561        36-4066436           RPS          2           12151995           To 502                   06082001
 562        36-4066437           RPS          2           12151995           To 502                   06082001
 563        36-3791602         Scudder        1           06222001
 564        13-3218716         Scudder        1           08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 565      SS    SCUDDER EQUITY 500 INDEX FUND-PRMR               EIXP           PRMR        055924500         BTIIX
 566      KI    BANKERS GIC TRUST-K                              GICK            I             N/A             N/A
 567      SS    SCUDDER ASSET MANAGEMENT-PRMR                    AMTP           PRMR        055847404         BTAMX
 568      KI    SCUDDER INTERNATIONAL FUND-I                     INTI            I          811165778         SUIIX
 569      KI    SCUDDER LARGE CO GROWTH FUND-I                   LCGI            I          460965668         SGGIX
 570      SS    SCUDDER EUROPEAN EQUITY FUND-INST                EUQT           INST        61735K307         MEUEX
 571      KI    KEMPER U S MORTGAGE FUND-I                       USMI            I          487902751         KZGPX
 572      KI    KEMPER ASIAN GROWTH FUND - I                     KAGI            I          487912404     Not available
 573      KI    SCUDDER AGGRESSIVE GROWTH FUND - I               AGGI            I          81111M404          N/A
 574      KI    SCUDDER CASH RESERVES FUND-I                     CRI             I          811195700     Not available
 575      KI    KEMPER HIGH YIELD OPPORTUNITY-I                  HYOI            I          488411802         KYOIX
 576      KI    KEMPER SHORT-INTERMEDIATE GOVT FUND-I            SIGI            I          487902736         KZSIX
 577      KI    KEMPER INTERMEDIATE MUNICIPAL BOND-I             KIMI            I          488419888     Not available
 578      KI    KEMPER SMALL CAP VALUE FUND-I                    SV2I            I        Not available   Not available
 579      SS    MANAGED DOLLAR-INVESTOR                     Not available       INST           N/A             N/A
 580      SS    DEUTSCHE MANAGED DOLLAR-ADVISORY SHARES          MDAS                       1740DUMMY          N/A
 581      SS    DEUTSCHE MANAGED DOLLAR-INST                     MDIS           INST        1741DUMMY          N/A
 582      SS    DEUTSCHE MANAGED DOLLAR-SEC LEND SHARES          MDSL                       1742DUMMY          N/A
 583      SS    SCUDDER MID CAP FUND-INST                        MDCT           INST        055922637         BTEAX
 585      KI    KEMPER VALUE PLUS GROWTH FUND-I                  KVGI            I          48844M407     Not available
 586      KI    SCUDDER CONTRARIAN FUND - I                      CNTI            I          81123U600          N/A
 587      KI    SCUDDER-DREMAN HIGH RETURN EQ FUND-I             DHRI            I          81123U881          N/A
 588      KI    SCUDDER-DREMAN SMALL CAP VALUE FUND - I          SCVI            I          81123U857          N/A
 589      SS    SCUDDER MICRO CAP FUND-INST                      MCCT           INST        61735K786         MGMCX
 590      SS    DEUTSCHE PRIME SERIES FUND-INST2            Not available       INST           N/A             N/A
 591      SS    DEUTSCHE TREASURY SERIES FUND-INST2         Not available       INST           N/A             N/A
 592      SS    DEUTSCHE TAX FREE SERIES FUND-INST          Not available       INST           N/A             N/A
 593      SS    SCUDDER FIXED INCOME FUND-INST                   FIFT           INST        61735K836         MFINX
 594      SS    GLOBAL EQUITY FUND-INSTITUTIONAL                 GLET           INST        055922587         DBGEX
 595      SS    SCUDDER RREEF REAL ESTATE SECURITIES-INST        REFT           INST        81119P409         RRRRX

 565        04-3148791         Scudder        1           08192002
 566        13-6043638           RPS          1           07011995
 567        04-3148790         Scudder        1           08192002
 568        13-2827803         Scudder        1           12292000
 569        36-4007890         Scudder        1           12292000
 570        23-2748252         Scudder        1           08192002
 571        36-3534354           RPS          2           05311994
 572        36-4104796           RPS          2           10211996
 573        36-4118750           RPS          1           12311996
 574        36-3534356           RPS          2           05311994                        02012001
 575        36-4176583           RPS          2           10011997
 576        36-3615079           RPS          2           05311994                                    02051999
 577        36-3974836           RPS          2           11011994
 578       Not available         RPS          2           05061998
 579     Not available yet    Deutsche    Not estab       Phase II
 580            N/A           Deutsche        1           08192002
 581            N/A           Deutsche        1           08192002
 582            N/A           Deutsche        1           08192002
 583        04-3167380         Scudder        1           08192002
 585        36-4043718           RPS          2           10011995
 586        22-2958460           RPS          1           09111995
 587        22-2958719           RPS          1           09111995
 588        22-3172951           RPS          1           09111995                        01182002
 589        23-2854707         Scudder        1           08192002
 590     Not available yet    Deutsche    Not estab       Phase II
 591     Not available yet    Deutsche    Not estab       Phase II
 592     Not available yet    Deutsche    Not estab       Phase II
 593        23-2790718         Scudder        1           08192002
 594        52-2281490        Deutsche        5       Converted as clsd     08192002
 595        36-7287452         Scudder        1           09032002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 596      SS    SCUDDER HIGH INCOME PLUS-INST                      HIPT        INST     61735K646         MGHYX
 597      KI    SCUDDER STABLE VALUE FUND II                       SVII         I     Not available   Not available
 598      KI    SCUDDER CAPITAL GROWTH FUND - I                    CGRI         I       460965718         ACGFX
 599      SS    SCUDDER INTERNATIONAL SELECT EQY-PRMR              ISEP        PRMR     61735K570         MGIPX
 600      SS    SCUDDER CASH RESERVE PRIME SHARES-B                CRPB         B       251521308         FLBXX
 601      FF    FARMERS INCOME PORTFOLIO - A                       FIFA         A       309622108         FINAX
 602      FF    FARMERS INCOME WITH GROWTH PORTFOLIO-A             FIGA         A       309622306         FIGRA
 603      FF    FARMERS BALANCED PORTFOLIO-A                       FBLA         A       309622504         FBLNA
 604      FF    FARMERS GROWTH WITH INCOME PORTFOLIO-A             FGIA         A       309622876         FGWIA
 605      FF    FARMERS GROWTH PORTFOLIO-A                         FGFA         A       309622702         FGRAX
 606      SS    SCUDDER TOP 50 US FUND - B                         T5UB         B       251555660         FBUSX
 607      SS    SCUDDER GLOBAL FUND-B                              GLOB         B       378947840         SGQBX
 608      SS    SCUDDER GROWTH OPPORTUNITY FUND - B                GOPB         B       251555835         DBGRX
 609      SS    SCUDDER FLAG INVESTORS EQ PARTNERS-B               FEPB         B       33832P208         FEPBX
 610      SS    SCUDDER SELECT 500 FUND-B                          SSFB         B       920390812         OUTBX
 611      SS    SCUDDER SELECT 1000 GROWTH FUND-B                  SSGB         B       920390770         SOGBX
 612      SS    SCUDDER MASS TAX FREE FUND-B                       MATB         B       811184886         SQMBX
 613      SS    SCUDDER DIVIDEND AND GROWTH FUND - B               D&GB         B       460965643         SNNBX
 615      SS    SCUDDER FLAG INVESTORS VALUE BUILDER FUND-B        FVBB         B       33832R303         FVBBX
 617      SS    SCUDDER TOTAL RETURN BOND FUND-B              Not available     B          N/A             N/A
 619      SS    SCUDDER GOLD FUND-B                                SGFB         B       810904409         SGDBX
 620      SS    SCUDDER INTERNATIONAL EQUITY FUND-B                IEQB         B       055922538         DBBIX
 622      SS    SCUDDER SHORT TERM BOND FUND-B                     STBB         B       810902288         SZBBX
 623      SS    GLOBAL FINANCIAL SERVICES FUND-CLASS B             GFNB         B       251555207         DBFBX
 624      SS    SCUDDER REAL ESTATE SECURITIES FUND-B              RESB         B       75600Q207         FLRBX
 625      SS    SCUDDER RREEF REAL ESTATE SECURITIEIS-B            REFB         B       81119P201         RRRBX
 632      SS    SCUDDER FLAG INVESTORS COMMUNCTNS-B                FCMB         B       338331408         FTEBX
 633      SS    TOP 50 WORLD FUND-CLASS B                          T5WB         B       251555637         FLWBX
 639      SS    SCUDDER SMALL COMPANY STOCK FUND - B               SCSB         B       460965577         SZCBX
 645      SS    SCUDDER MEDIUM-TERM TAX-FREE FUND - B              MTFB         B       811236702         SZMBX

 596        23-2954039        Scudder       1           08192002                    08082002
 597        02-6079747          RPS         2           03021998
 598        13-3218716          RPS         1           02092001
 599        23-2748259        Scudder       1           08192002
 600        52-1223991        Scudder       3           08192002        08192002
 601        04-3446537        Farmers       2           02161999         To 480                04062001
 602        04-3446524        Farmers       2           02161999         To 481                04062001
 603        04-3446520        Farmers       2           02161999         To 481                04062001
 604        04-3446533        Farmers       2           02161999         To 481                04062001
 605        04-3446528        Farmers       2           02161999         To 482                04062001
 606        23-2905985        Scudder       1           08192002
 607        13-3370518        Scudder       1           06182001
 608        52-2284712        Scudder       2           08192002        10312002
 609        52-1912412        Scudder       1           08192002
 610        06-1539758        Scudder       1           07062001
 611        06-1539760        Scudder       3           07062001        11252002
 612        04-6569226        Scudder       1           07062001
 613        04-3419781        Scudder       2           03192001        05172002
 615        52-1772203        Scudder       1           08192002
 617        52-2267378        Scudder   Not estab        Q4/2002
 619        04-3023610        Scudder       1           07062001
 620        52-6297057        Scudder       1           08192002
 622        04-6569250        Scudder       1           06222001
 623        52-2295445       Deutsche       5       Converted as clsd   08192002
 624        52-1879843        Scudder       2           08192002         To 625                10182002
 625        36-7287452        Scudder       1           09032002
 632        52-1319644        Scudder       1           08192002
 633        23-2905982       Deutsche       5       Converted as clsd   08192002
 639        04-3343995        Scudder       1           02092001
 645        04-3102993        Scudder       1           02092001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 647      SS    SCUDDER HIGH INCOME OPPORTUNITY FUND-B             HIOB         B       811192848         SYOBX
 649      SS    SCUDDER LARGE COMPANY VALUE FUND - B               LCVB         B       920390853         SDVBX
 650      SS    SCUDDER SMALL COMPANY VALUE FUND-B                 SOVB         B       811196716         SABUX
 651      SS    SCUDDER TECHNOLOGY INNOVATION FUND-B               TIB          B       811196757         SRIBX
 652      SS    SCUDDER HEALTH CARE FUND-B                         HCB          B       811196799         SUHBX
 659      SS    TOP 50 EUROPE FUND-CLASS B                         T5EB         B       251555694         FEUBX
 660      SS    SCUDDER JAPANESE EQUITY FUND-B                     JAEB         B       251555769         FJEBX
 661      SS    SCUDDER GLOBAL BOND FUND-B                         GLBB         B       378947766         SZGBX
 662      SS    TOP 50 ASIA FUND-CLASS B                           T5AB         B       251555736         FBASX
 663      SS    SCUDDER INCOME FUND-B                              INCB         B       811192889         SZIBX
 664      SS    SCUDDER GROWTH AND INCOME-B                        G&IB         B       460965619         SUWBX
 665      SS    SCUDDER EQUITY 500 INDEX-B                    Not available     B          N/A             N/A
 666      SS    SCUDDER MANAGED MUNICIPAL BOND FUND - B            MMBA         B       811170885         SMLBX
 668      SS    SCUDDER INTERNATIONAL FUND-B                       INTB         B       811165794         SUIBX
 669      SS    SCUDDER LARGE CO GROWTH FUND-B                     LCGB         B       460965684         SGGBX
 670      SS    SCUDDER EUROPEAN EQUITY FUND-B                     EUQB         B       61735K513         DBEBX
 671      SS    SCUDDER SMALL CAP FUND-B                           SMCB         B       055922462         SSDBX
 672      SS    SCUDDER EAFE EQUITY INDEX-B                   Not available     B          N/A             N/A
 673      SS    SCUDDER PACIFIC OPPORTUNITIES FUND - B             POPB         B       811165653         SBPOX
 674      SS    SCUDDER LATIN AMERICA FUND - B                     LAFB         B       811165729         SLAOX
 675      SS    SCUDDER GLOBAL BIOTECHNOLOGY FUND-B                GBTB         B       251555603         DBBBX
 676      SS    SCUDDER EMG MARKETS INCOME FUND-B                  EMIB         B       378947790         SZEBX
 677      SS    SCUDDER GREATER EUROPE GROWTH FUND - B             GEGB         B       811165687         SERBX
 678      SS    SCUDDER U.S. BOND INDEX-B                     Not available     B          N/A             N/A
 679      SS    SCUDDER EMERGING MARKETS GROWTH FUND-B             EMGB         B       811165752         SEKBX
 680      SS    SCUDDER PATHWAY CONSERVATIVE PORT-B                PCB          B       811189869         SUCBX
 681      SS    SCUDDER PATHWAY MODERATE PORTFOLIO-B               PMB          B       811189836         SPDBX
 682      SS    SCUDDER PATHWAY GROWTH PORTFOLIO-B                 PGB          B       811189794         SUPBX
 683      SS    SCUDDER MID CAP FUND-B                             MDCB         B       055922496         SMCBX
 686      SS    EUROPEAN MID-CAP FUND CLASS-B                      EMCB         B       251555793         FEMBX

 647        04-3314841        Scudder       1           06222001                    11112002
 649        13-2578688        Scudder       1           02092001
 650        22-3172951        Scudder       1           12032001
 651        04-3403411        Scudder       1           12292000
 652        04-3403410        Scudder       1           12292000
 659        23-2905983       Deutsche       5       Converted as clsd   08192002
 660        23-2905978        Scudder       1           08192002
 661        13-3605419        Scudder       1           06152001
 662        23-2905984       Deutsche       5       Converted as clsd   08192002
 663        04-6013018        Scudder       1           06222001
 664        04-2212654        Scudder       1           12292000
 665     Not available yet    Scudder   Not estab        Q4/2002
 666        04-6396607        Scudder       1           02092001
 668        13-2827803        Scudder       1           12292000
 669        04-3119638        Scudder       1           12292000
 670        23-2748252        Scudder       1           08192002
 671        04-3203566        Scudder       1           06282002
 672     Not available yet    Scudder   Not estab        Q4/2002
 673        13-7005469        Scudder       1           05282001
 674        13-7005470        Scudder       1           05282001
 675        52-2295447        Scudder       1           08192002
 676        13-3747314        Scudder       1           06182001
 677        13-3788234        Scudder       1           03192001
 678     Not available yet    Scudder   Not estab        Q4/2002
 679        13-3874268        Scudder       1           06182001
 680        04-3255566        Scudder       1           12292000
 681        04-3255567        Scudder       1           12292000
 682        04-3255565        Scudder       1           12292000
 683        04-3167380        Scudder       1           06282002
 686        23-2905976       Deutsche       5       Converted as clsd   08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 689      SS    SCUDDER MICRO CAP FUND-B                           MCCB         B          61735K448             SMFBX
 693      SS    SCUDDER FIXED INCOME FUND-B                        FIFB         B          61735K414             SFXBX
 694      SS    GLOBAL EQUITY FUND-CLASS B                         GLEB         B          055922561             DBGBX
 695      SS    GLOBAL TECHNOLOGY FUND-CLASS B                     GLTB         B          251555868             DBTBX
 698      SS    SCUDDER CAPITAL GROWTH FUND - B                    CGRB         B          460965734             SDGBX
 699      SS    SCUDDER INTERNATIONAL SELECT EQTY-B                ISEB         B          61735K471             DBIBX
 700      SS    SCUDDER CASH RESERVE PRIME SHARES-C                CRPC         C          251521100             FCRXX
 701      FF    FARMERS INCOME PORTFOLIO-B                         FIFB         B          309622207             FINBX
 702      FF    FARMERS INCOME WITH GROWTH PORTFOLIO-B             FIGB         B          609622405             FIGRB
 703      FF    FARMERS BALANCED PORTFOLIO-B                       FBLB         B          309622603             FBLNB
 704      FF    FARMERS GROWTH WITH INCOME PORTFOLIO-B             FGIB         B          309622884             FGWIB
 705      FF    FARMERS GROWTH PORTFOLIO-B                         FGFB         B          309622801             FGRBX
 706      SS    SCUDDER TOP 50 US FUND-C                           T5UC         C          251555652             FCUSX
 707      SS    SCUDDER GLOBAL FUND-C                              GLOC         C          378947832             SGQCX
 708      SS    SCUDDER GROWTH OPPORTUNITY FUND-C                  GOPC         C          251555827             DBGPX
 709      SS    SCUDDER FLAG INVESTORS EQ PARTNERS-C               FEPC         C          33832P406             FEPCX
 710      SS    SCUDDER SELECT 500 FUND-C                          SSFC         C          920390796             OUTCX
 711      SS    SCUDDER SELECT 1000 GROWTH FUND-C                  SSGC         C          920390762             SOGCX
 712      SS    SCUDDER MASS TAX FREE FUND-C                       MATC         C          811184878             SQMCX
 713      SS    SCUDDER DIVIDEND AND GROWTH FUND - C               D&GC         C          460965635             SNNCX
 715      SS    SCUDDER FLAG INVESTORS VALUE BUILDER FUND-B        FVBC         C          33832R501             FVBCX
 717      SS    SCUDDER TOTAL RETURN BOND FUND-C              Not available     C             N/A                 N/A
 718      SS    SCUDDER PRESERVATION PLUS INCOME FUND - C          PPIC         C      Not available yet   Not available yet
 719      SS    SCUDDER GOLD FUND-C                                SGFC         C          810904508             SGDCX
 720      SS    SCUDDER INTERNATIONAL EQUITY FUND-C                IEQC         C          055922520             DBCIX
 722      SS    SCUDDER SHORT TERM BOND FUND-C                     STBC         C          810902296             SZBCX
 723      SS    GLOBAL FINANCIAL SERVICES FUND-CLASS C             GFNC         C          251555306             DBFCX
 725      SS    SCUDDER RREEF REAL ESTATE SECURITIES-C             REFC         C          81119P300             RRRCX
 732      SS    SCUDDER FLAG INVESTORS COMMUNCTNS-C                FCMC         C          338331606             FTICX
 733      SS    TOP 50 WORLD FUND-CLASS C                          T5WC         C          251555629             FLWCX

 689     23-2854707        Scudder       1           06282002
 693     23-2790718        Scudder       1           06282002
 694     52-2281490       Deutsche       5       Converted as clsd     08192002
 695     52-2295442       Deutsche       5       Converted as clsd     08192002
 698     13-3218716        Scudder       1           02092001
 699     23-2748259        Scudder       1           08192002
 700     52-1223991        Scudder       3           08192002          08192002
 701     04-3446537        Farmers       2           02161999           To 680                04062001
 702     04-3446524        Farmers       2           02161999           To 681                04062001
 703     04-3446520        Farmers       2           02161999           To 681                04062001
 704     04-3446533        Farmers       2           02161999           To 681                04062001
 705     04-3446528        Farmers       2           02161999           To 682                04062001
 706     23-2905985        Scudder       1           08192002
 707     13-3370518        Scudder       1           06182001
 708     55-2284712        Scudder       2           08192002          10312002
 709     52-1912412        Scudder       1           08192002
 710     06-1539758        Scudder       1           07062001
 711     06-1539760        Scudder       3           07062001          11252002
 712     04-6569226        Scudder       1           07062001
 713     04-3419781        Scudder       2           03192001          05172002
 715     52-1772203        Scudder       1           08192002
 717     52-2267378        Scudder   Not estab        Q4/2002
 718     25-1816278        Scudder       2           01312003
 719     04-3023610        Scudder       1           07062001
 720     52-6297057        Scudder       1           08192002
 722     04-6569250        Scudder       1           06222001
 723     52-2295445       Deutsche       5       Converted as clsd     08192002
 725     36-7287452        Scudder       1           09032002
 732     52-1319644        Scudder       1           08192002
 733     23-2905982       Deutsche       5       Converted as clsd     08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 739      SS    SCUDDER SMALL COMPANY STOCK FUND - C               SCSC         C          251555629             SZCCX
 745      SS    SCUDDER MEDIUM-TERM TAX-FREE FUND - C              MTFC         C          811236801             SZMCX
 747      SS    SCUDDER HIGH INCOME OPPORTUNITY FUND-C             HIOC         C          811192822             SYOCX
 749      SS    SCUDDER LARGE COMPANY VALUE FUND - C               LCVC         C          920390846             SDVCX
 750      SS    SCUDDER SMALL COMPANY VALUE FUND-C                 SOVC         C          811196690             SACUX
 751      SS    SCUDDER TECHNOLOGY INNOVATION-C                    TIC          C          811196740             SRICX
 752      SS    SCUDDER HEALTH CARE FUND-C                         HCC          C          811196781             SUHCX
 759      SS    TOP 50 EUROPE FUND-CLASS C                         T5EC         C          251555686             FLECX
 760      SS    SCUDDER JAPANESE EQUITY FUND-C                     JAEC         C          251555751             FJECX
 761      SS    SCUDDER GLOBAL BOND FUND-C                         GLBC         C          378947758             SZGCX
 762      SS    TOP 50 ASIA FUND-CLASS C                           T5AC         C          251555728             FCASX
 763      SS    SCUDDER INCOME FUND-C                              INCC         C          811192871             SZICX
 764      SS    SCUDDER GROWTH AND INCOME-C                        G&IC         C          460965593             SUWCX
 765      SS    SCUDDER EQUITY 500 INDEX-C                    Not available     C             N/A                 N/A
 766      SS    SCUDDER MANAGED MUNICIPAL BOND FUND - C            MMBC         C          811170877             SMLCX
 768      SS    SCUDDER INTERNATIONAL FUND-C                       INTC         C          811165786             SUICX
 769      SS    SCUDDER LARGE CO GROWTH FUND-C                     LCGC         C          460965676             SGGCX
 770      SS    SCUDDER EUROPEAN EQUITY FUND-C                     EUQC         C          61735K497             DBECX
 771      SS    SCUDDER SMALL CAP FUND-C                           SMCC         C          055922454             SSDCX
 772      SS    SCUDDER EAFE EQUITY INDEX-C                   Not available     C             N/A                 N/A
 773      SS    SCUDDER PACIFIC OPPORTUNITIES FUND - C             POPC         C          811165646             SPCCX
 774      SS    SCUDDER LATIN AMERICA FUND - C                     LAFC         C          811165711             SLAPX
 775      SS    SCUDDER GLOBAL BIOTECHNOLOGY FUND-C                GBTC         C          251555702             DBBCX
 776      SS    SCUDDER EMG MARKETS INCOME FUND-C                  EMIC         C          378947782             SZECX
 777      SS    SCUDDER GREATER EUROPE GROWTH FUND - C             GEGC         C          811165679             SERCX
 778      SS    SCUDDER U.S. BOND INDEX-C                     Not available     C             N/A                 N/A
 779      SS    SCUDDER EMERGING MARKETS GROWTH FUND-C             EMGC         C          811165745             SEKCX
 780      SS    SCUDDER PATHWAY CONSERVATIVE PORT-C                PCC          C          811189851             SUCCX
 781      SS    SCUDDER PATHWAY MODERATE PORTFOLIO-C               PMC          C          811189828             SPDCX
 782      SS    SCUDDER PATHWAY GROWTH PORTFOLIO-C                 PGC          C          811189786             SUPCX

 739        04-3343995        Scudder       1           02092001
 745        04-3102993        Scudder       1           02092001
 747        04-3314841        Scudder       1           06222001                      11112002
 749        13-2578688        Scudder       1           02092001
 750        22-3172951        Scudder       1           12032001
 751        04-3403411        Scudder       1           12292000
 752        04-3403410        Scudder       1           12292000
 759        23-2905983        Scudder       5       Converted as clsd     08192002
 760        23-2905978        Scudder       1           08192002
 761        13-3605419        Scudder       1           06152001
 762        23-2905984       Deutsche       5       Converted as clsd     08192002
 763        04-6013018        Scudder       1           06222001
 764        04-2212654        Scudder       1           12292000
 765     Not available yet    Scudder   Not estab        Q4/2002
 766        04-6396607        Scudder       1           06112001
 768        13-2827803        Scudder       1           12292000
 769        04-3119638        Scudder       1           12292000
 770        23-2748252        Scudder       1           08192002
 771        04-3203566        Scudder       1           06282002
 772     Not available yet    Scudder   Not estab        Q4/2002
 773        13-7005469        Scudder       1           05282001
 774        13-7005470        Scudder       1           05282001
 775        52-2295447        Scudder       1           08192002
 776        13-3747314        Scudder       1           06182001
 777        13-3788234        Scudder       1           03192001
 778     Not available yet    Scudder   Not estab        Q4/2002
 779        13-3874268        Scudder       1           06182001
 780        04-3255566        Scudder       1           12292000
 781        04-3255567        Scudder       1           12292000
 782        04-3255565        Scudder       1           12292000

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 783      SS    SCUDDER MID CAP FUND-C                       MDCC          C      055922488    SMCCX
 786      SS    EUROPEAN MID-CAP FUND -CLASS C               EMCC          C      251555785    FEMCX
 789      SS    SCUDDER MICRO CAP FUND-C                     MCCC          C      61735K430    SMFCX
 793      SS    SCUDDER FIXED INCOME FUND-C                  FIFC          C      61735K398    SFXCX
 794      SS    GLOBAL EQUITY FUND-CLASS C                   GLEC          C      055922553    DBBCX
 795      SS    GLOBAL TECHNOLOGY FUND-CLASS C               GLTC          C      251555850    DBTCX
 798      SS    SCUDDER CAPITAL GROWTH FUND - C              CGRC          C      460965726    SDGCX
 799      SS    SCUDDER INTERNATIONAL SELECT EQTY-C          ISEC          C      61735K463    DBICX
 800      SS    DEUTSCHE TOP 50 US                           T50U         N/A     DEU545791     N/A
 801      NK    SCUDDER US RESERVE FUND                      SUSR         N/A     L8174W695     N/A
 803      SS    CONNECTICUT TAX-EXEMPT CASH FUND             CTTX         N/A     761104306    RCOXX
 804      SS    MASSACHUSETTS TAX-EXEMPT CASH FUND           MSTX         N/A     761104405    RMEXX
 805      SS    VIRGINIA TAX-EXEMPT CASH FUND                VATX         N/A     761104827     N/A
 806      SS    OHIO TAX-EXEMPT CASH FUND                    OHTX         N/A     761104850     N/A
 808      SS    SCUDDER MID CAP FUND-INV                     MDCV         INV     055922819    BTCAX
 809      SS    SCUDDER MICRO CAP FUND-INV                   MCCV         INV     61735K778    MMFSX
 810      SS    SCUDDER US RESERVE FUND-OMNIBUS              USRO         N/A        N/A        N/A
 811      SS    DEUTSCHE TAX FREE SERIES FUND-INV        Not available    INV        N/A        N/A
 812      SS    SCUDDER LIFECYCLE LONG RANGE FUND-INV        LLRV         INV     055922843    BTILX
 813      SS    SCUDDER LIFECYCLE MID RANGE FUND-INV         LMRV         INV     055922835    BTLRX
 814      SS    SCUDDER LIFECYCLE SHORT RANGE FUND-INV       LSRV         INV     055922827    BTSRX
 815      SS    SCUDDER EQUITY 500 INDEX FUND-INV            EIXV         INV     055847107    BTIEX
 816      SS    SCUDDER FIXED INCOME FUND-INV                FIFV         INV     61735K760    MFISX
 817      SS    QUALITY CASH RESERVE-INST                Not available    INST       N/A        N/A
 818      SS    SCUDDER MUNICIPAL BOND FUND-INV              MUBV         INV     61735K737    MMBSX
 819      SS    SCUDDER SHORT TERM MUNICIPAL BOND-INV        STMV         INV     61735K729    MSMSX
 820      SS    SCUDDER INTERNATIONAL EQUITY FUND-INV        IEQV         INV     055922868    BTEQX
 821      SS    SCUDDER SMALL CAP FUND-INV                   SMCV         INV     055922769    BTSCX
 822      SS    SCUDDER PRESERVATION PLUS INCOME-INV         PPIV         INV     055922660    DBPIX
 823      SS    SCUDDER PRESERVATION PLUS FUND-INV           PPV          INV     055847834    BTPSX

 783        04-3197380           Scudder           1           06282002
 786        23-2905976          Deutsche           5       Converted as clsd    08192002
 789        23-2854707           Scudder           1           06282002
 793        23-2790718           Scudder           1           06282002
 794        52-2281490          Deutsche           5       Converted as clsd    08192002
 795        52-2295442          Deutsche           5       Converted as clsd    08192002
 798        13-3218716           Scudder           1           02092001
 799        23-2748259           Scudder           1           08192002
 800            N/A          Deutsche-Offshr       1           08192002
 801            N/A                RPS             1           01141999
 803        13-6908895         Outside CPG         1           03012000
 804        13-3544504         Outside CPG         1           03012000
 805        13-3916324         Outside CPG         1           03012000
 806        13-3901451         Outside CPG         1           03012000
 808        04-3167380           Scudder           1           08192002
 809        23-2854707           Scudder           1           08192002
 810            N/A            Outside CPG         1           02012000
 811     Not available yet      Deutsche       Not estab       Phase II
 812        04-3172238           Scudder           1           08192002
 813        04-3172239           Scudder           1           08192002
 814        04-3172242           Scudder           1           08192002
 815        04-3148788           Scudder           1           08192002
 816        23-2790718           Scudder           1           08192002
 817     Not available yet      Deutsche       Not estab       Phase II
 818        23-2790715           Scudder           1           08192002
 819        23-2790716           Scudder           1           08192002
 820        04-3148827           Scudder           1           08192002
 821        04-3203501           Scudder           1           08192002
 822        25-1816278           Scudder           1           08192002
 823        23-2872025           Scudder           1           08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 824      SS    SCUDDER HIGH INCOME PLUS-INV                 HIPV         INV     61735K596    MGHVX
 825      SS    DEUTSCHE TREASURY SERIES FUND-INV        Not available    INV        N/A        N/A

 826      SS    SCUDDER QUANTITATIVE EQ FUND-INV             QNTV         INV     055922652    DBQVX
 834      SS    DEUTSCHE CASH MANAGEMENT FUND-INV            CMGV         INV     055922108    BCSXX
 835      SS    DEUTSCHE TREASURY MONEY FUND-INV             TRMT         INV     055922405    BTTXX
 838      SS    DEUTSCHE MONEY MARKET FUND-INV               MMIV         INV     055847206    BPYXX
 839      SS    DEUTSCHE TAX FREE FUND-INV                   TFMI         INV     055922306    BTXXX
 844      SS    DEUTSCHE NY TAX FREE FUND-INV                NYTV         INV     055922207    BNYXX
 854      SS    DEUTSCHE PRIME SERIES FUND-INV           Not available    INV        N/A        N/A
 890      SS    SCUDDER EUROPEAN EQUITY FUND-INV             EUQV         INV     61735K679    MEUVX
 891      NK    SCUDDER INTERNATIONAL FUND                   SCIF         N/A     488989104     N/A
 897      NK    SCUDDER STABLE VALUE FUND II                 SVII         N/A        N/A        N/A
 898      NK    SCUDDER STOCK INDEX FUND II                  SSIF         N/A        N/A        N/A
 899      NK    SCUDDER INTERNATIONAL SELECT EQTY-INV        ISEV         INV     61735K695    MGIVX
 901      DG    TEST EQUITY FUND - A                         TEQ-A         A      TEST00901    TEST
 902      DG    TEST TOTAL RETURN-A                          TEST          A      TEST00902    TEST
 903      DG    TEST GROWTH FUND-A                           TEST          A      TEST00903    TEST
 906      DG    TEST MONEY MARKET FUND                       TSTMM        N/A     TEST00906     N/A
 907      DG    TEST DAILY ACCRUAL FUND -A                   TDA-A         A      TEST00907    TEST
 911      DI    TEST FARMERS MONEY FUND                      TEST         N/A     TEST00911    TEST
 917      DG    TEST CPG FUND                                T CPG        N/A     0917DTGDG     N/A
 921      DG    TEST EQUITY FUND -B                          TEQ-B         B      TEST00921    TEST
 922      DG    TEST M CLASS FUND                            TEST         N/A     TEST00922    TEST
 923      DG    TEST GROWTH FUND-B                           TEST          B      TEST00923    TEST
 927      DG    TEST DAILY ACCRUAL FUND - B                  TDA-B         B      TEST00927    TEST
 929      DG    TEST CA TAX FREE-B                           TEST          B      TEST00929    TEST
 931      DG    TEST EQUITY FUND -C                          TEQ-C         C      TEST00931    TEST
 933      DG    TEST GROWTH FUND-C                           TEST          C      TEST00933    TEST
 937      DG    TEST DAILY ACCRUAL FUND - C                  TDA-C         C      TEST00937    TEST
 942      DI    TEST FARMERS EQUITY-A                        TEST          A      TEST00942    TEST

 824        23-2954039           Scudder           1           08192002                        08082002
 825     Not available yet       Scudder       Not estab       Phase II
                                                                               12/31/02 for
 826        06-1539484           Scudder           3           08192002        all purchases
 834        43-1487264          Deutsche           1           08192002
 835        43-1487263          Deutsche           1           08192002
 838        04-3148786          Deutsche           1           08192002
 839        13-3387014          Deutsche           1           08192002
 844        43-1487262          Deutsche           1           08192002
 854     Not available yet      Deutsche       Not estab       Phase II
 890        23-2748252           Scudder           1           08192002
 891            N/A                RPS             2           04011996          04032000
 897            N/A                RPS             1           12081997
 898            N/A                RPS             1           12081997
 899        23-2748259           Scudder           1           08192002
 901            N/A               Test             1           08291996
 902            N/A               Test             1           04122001
 903            N/A               Test             1           04122001
 906            N/A               Test             1           08291996
 907            N/A               Test             1           04201976
 911            N/A               Test             1           03122001
 917            N/A               Test             1           08291996
 921            N/A               Test             1           05311994
 922            N/A               Test             1           08182000
 923            N/A               Test             1           03122001
 927            N/A               Test             1           08291996
 929            N/A               Test             1           04122001
 931            N/A               Test             1           05311994
 933            N/A               Test             1           04122001
 937            N/A               Test             1           08291996
 942            N/A               Test             1           03122001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 946      DG    TEST YIELDWISE FUND                                T CAT         N/A       TEST00946
 951      DI    TEST EQUITY FUND -I                                TEQ-I          I           N/A
 956      DI    TEST MONEY MARKET FUND -I                          TSTMM          I           N/A
 957      DI    TEST DAILY ACCRUAL FUND-I                          TDA-I          I           N/A
 963      DI    TEST FARMERS EQUITY-B                               TEST          B        TEST00963
 964      DI    TEST FARMERS GROWTH W/INCOME-B                      TEST          B        TEST00964
 965      DI    TEST FARMERS GROWTH-B                               TEST          B        TEST00965
 974      DG    TEST CASH RESERVE FUND-B                            TEST          B           N/A
 980      DI    PNC TEST TREASURY TRUST FUND-DOLLAR SHARES          TTDS         N/A          N/A
 981      DG    SCUDDER TEST FLAG INVESTORS COMMUNCTNS-A            TCMA         N/A          N/A
 982      DG    SCUDDER TEST FLAG INVESTORS COMMUNCTNS-B            TCMB         N/A          N/A
 983      DG    SCUDDER TEST FLAG INVESTORS COMMUNCTNS-C            TCMC         N/A          N/A
 984      DG    DEUTSCHE TEST TREASURY MONEY FUND - INST            TMYT         N/A          N/A
 985      DG    SCUDDER TEST EQUITY 500 INDX FD - PRMR              TIXP         N/A          N/A
 986      DG    DEUTSCHE TEST CASH MANAGEMENT FUND - INV            TMGV         N/A          N/A
 987      DG    SCUDDER TEST EQUITY 500 INDEX FD - INV              TIXV         N/A          N/A
 988      DG    DEUTSCHE TEST TOP 50 US                             T5OU         N/A          N/A
 989      DG    DEUTSCHE TEST MANAGED DOLLAR                        TDAS         N/A          N/A
 990      DG    SCUDDER TEST INTERNATIONAL SELECT EQTY - INST       TSET         N/A          N/A
 162 *    SW    SWC VENTURE ACCESS FUND - CLASS A                   SWVA          A        81123K107
 225 *    SS    KEMPER DISCIPLINED 500 EQUITY FUND-B                KDEB          B           N/A
 125 *    SS    KEMPER DISCIPLINED 500 EQUITY FUND-A                KDEA          A           N/A
 139 *    SS    KEMPER DISCIPLINED 1000 GROWTH FUND-A               KDGA          A           N/A
 140 *    SS    KEMPER DISCIPLINED 1000 VALUE FUND-A                KDVA          A           N/A
 171 *    SW    SWC ENTREPRENEURS FUND - CLASS O                    SWEO          O        811239201
 239 *    SS    KEMPER DISCIPLINED 1000 GROWTH FUND-B               KDGB          B           N/A
 240 *    SS    KEMPER DISCIPLINED 1000 VALUE FUND-B                KDVB          B           N/A
 325 *    SS    KEMPER DISCIPLINED 500 EQUITY FUND-C                KDEC          C           N/A
 340 *    SS    KEMPER DISCIPLINED 1000 VALUE FUND-C                KDVC          C           N/A
 402 *    SS    EMERGING GROWTH FUND-BIAT                           EMRB         N/A          N/A

 946          N/A              N/A             Test           1        08291996
 951         TEST              N/A             Test           1        05311994
 956         TEST              N/A             Test           1        08291996
 957         TEST              N/A             Test           1        08291996
 963         TEST              N/A             Test           1        03122001
 964         TEST              N/A             Test           1        03122001
 965         TEST              N/A             Test           1        03122001
 974         TEST              N/A             Test           1        02082001
 980          N/A              N/A             Test          N/A    Prged 08032002
 981         TTISH             N/A             Test          N/A    Prged 08032002
 982         TTEBX             N/A             Test          N/A    Prged 08032002
 983         TFTIC             N/A             Test          N/A    Prged 08032002
 984         TTBTR             N/A             Test          N/A    Prged 08032002
 985         TTIIX             N/A             Test          N/A    Prged 08032002
 986         TBCSC             n/a             TEST          N/A    Prged 08032002
 987         TTEIX             N/A             TEST          N/A    Prged 08032002
 988          N/A              N/A             TEST          N/A    Prged 08032002
 989          N/A              N/A             Test          N/A    Prged 08032002
 990         TTMGI             N/A             Test          N/A    Prged 08032002
 162 *   Not available     91-2096331     Scudder Weisel      5     Did not go live
 225 *       KDEBX       Never assigned       Kemper          5     Did not go live
 125 *       KDEAX       Never assigned       Kemper          5     Did not go live
 139 *       KDGAX       Never assigned       Kemper          5     Did not go live
 140 *       KDVAX       Never assigned       Kemper          5     Did not go live
 171 *   Not available     91-2096365     Scudder Weisel      5     Did not go live
 239 *       KDGBX       Never assigned       Kemper          5     Did not go live
 240 *       KDVBX         36-4265535         Kemper          5     Did not go live
 325 *       KDECX       Never assigned       Kemper          5     Did not go live
 340 *       KDVCX       Never assigned       Kemper          5     Did not go live
 402 *        N/A          52-1546589        Deutsche         5     Did not convert   08192002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 497 *    SS    SHORT INTERMEDIATE INCOME-A                         SIIA          A        82524T101
 527 *    SS    SHORT INTERMEDIATE INCOME-INST                      SIIT         INST      33833H205
 547 *    SS    SCUDDER TOTAL RETURN BOND FUND-PRMR                 TRBP         PRMR         N/A
 584 *    SS    SCUDDER MID CAP VALUE FUND-I                        MCVI          I           N/A
 614 *    SS    EMERGING GROWTH FUND-B                              EMRG          B        29089S309
 714 *    SS    EMERGING GROWTH FUND-C                              EMEG          C        29089S408
 724 *    SS    SCUDDER REAL ESTATE SECURITIES-C                    RESC          C           N/A
 339 *    SS    KEMPER DISCIPLINED 1000 GROWTH FUND-C               KDGC          C           N/A
 414 *    SS    EMERGING GROWTH FUND-A                              EMRG          A           N/A
 514 *    SS    EMERGING GROWTH FUND-INST                           INEG         INST      33832K308
 517 *    SS    SCUDDER TOTAL RETURN BOND FUND-INST                 TRBT         INST         N/A

 497 *       FLINX          521724924        Deutsche         5     Did not convert   08192002
 527 *       FLSIX         52-1724924        Deutsche         5     Did not convert   08192002
 547 *       DBTRX         52-2267378         Scudder         5         Q4/2002
 584 *        N/A         Not assigned        Scudder         5     Did not go live
 614 *       FLEBX         52-1546589        Deutsche         5     Did not convert   08192002
 714 *       FCEGX         52-1546589        Deutsche         5     Did not convert   08192002
 724 *        N/A          52-1879843         Scudder         5        10/2002 ?
 339 *       KDGCX       Never assigned       Kemper          5     Did not go live
 414 *       FLEGX         52-1546589        Deutsche         5     Did not convert   08192002
 514 *       FLIEX         52-1546589        Deutsche         5     Did not convert   08192002
 517 *       DBTRX         52-2267378         Scudder         5         Q4/2002

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

B. DFQ List - Funds

         Mgmt                                                 Short   Share
Fund #    Co                 Fund Long Name                    Name   Class       CUSIP          QUOTRON
-----------------------------------------------------------------------------------------------------------
   2      SB    SCUDDER TEST SMALL CO VALUE- CLASS S           SB02     S       74430D109          N/A
   3      SB    SSC TEST SHARELOT FUND-COPY FUND 74            SB03    N/A         N/A             N/A
   4      SB    SCUDDER TEST SHORT TERM BOND-CLASS S           SB04     S       74430D107          N/A
   5      SB    SCUDDER TEST SCIT-CLASS S                      SDTL     S       74430D106          N/A
   6      SD    SCUDDER GNMA FUND                              GNMA    N/A      81114V104         SGINX
   7      SD    GLOBAL FUND - CLASS S                          SDGF     S       378947204         SCOBX
   8      SD    HIGH YIELD TF BOND-CLASS S                     HYTF     S       811170208         SHYTX
  10      SD    GLOBAL DISCOVERY-CLASS S                       SD10     S       378947501         SGSCX
  11      TF    SCUDDER TEST FUND #11-CLASS AARP               TF11    AARP     811150903          N/A
  12      SD    MASS. TAX FREE-CLASS S                         MASS     S       811184308         SCMAX
  13      SD    SCUDDER OHIO TAX FREE FUND                     OHIO    N/A      811184407         SCOHX
  14      SB    SCUDDER TEST SCIT-CLASS AARP                   SB14    AARP     74430D105          N/A
  15      SD    SCUDDER PENNSYLVANIA TAX FREE FUND             PENN    N/A      811184506         SCPAX
  16      SD    SCUDDER EQUITY INCOME FUND                     EQUI    N/A      811116201     Not available
  17      AA    AARP BOND FUND FOR INCOME                      AA17    AARP     00036M307         AABIX
  18      SD    SCUDDER INTERNATIONAL BOND FUND                SDIB    N/A      378947303         SCIBX
  19      SD    SCUDDER GOLD & PRECIOUS METALS FUND-S          GLDS     S       810904102         SCGDX
  20      LF    LAZARD EQUITY PORTFOLIO                        EQUI    N/A    Not available   Not available
  21      LF    LAZARD SPECIAL EQUITY PORTFOLIO                EQUI    N/A    Not available   Not available
  22      SD    SHORT TERM BOND-CLASS S                        STBF     S       810902205         SCSTX
  23      SD    SCUDDER MMKT SERIES: MANAGED SHS               SD23    N/A      81118P202         MCAXX
  24      SD    SCUDDER GOVT MMKT SERIES: MANAGED SHS          SD24    N/A      811149103         MGOXX
  25      SD    SCUDDER T-F MMKT SERIES: MANAGED SHS           SD25    N/A      811149301         MGTXX
  26      LF    INSTITUTIONAL CASH PORTFOLIO                   INCP    N/A      811161405     Not available
  27      LF    INSTITUTIONAL GOVERNMENT PORTFOLIO             INGP    N/A      811161207     Not available
  28      LF    INSTITUTIONAL TAX-FREE PORTFOLIO               INTP    N/A      811161504     Not available
  29      LF    INSTITUTIONAL FEDERAL PORTFOLIO                INFP    N/A      811161108     Not available
  30      LF    INSTITUTIONAL PRIME PORTFOLIO                  INPP    N/A      811161306     Not available
  31      SD    SCUDDER ZERO COUPON 1995 FUND                  ZR95    N/A     8111237205     Not available
  32      SD    INST INTL EQ BARRETT INTL SHRS                 LF32    N/A      811161884     Not available

                         Open/Closed                Closed      Change
Fund #        TIN           Status     Live Date   For/Date      Date     Merge Date
------------------------------------------------------------------------------------
   2          N/A         TEST-Open     01011900
   3          N/A         TEST-Open     01011900
   4          N/A         TEST-Open     01011900
   5          N/A         TEST-Open     11151990
   6      04-6531166       Closed       07051985                to 393     07142000
   7      13-3370518        Open        08061986
   8      04-6569215        Open        01221987
  10      13-3628802        Open        09101991
  11          N/A         TEST-Open     01011900
  12      04-6569226        Open        05281987
  13      04-6569225       Closed       05281987
  14          N/A         TEST-Open     03251900
  15      04-6569216       Closed       05281987   09201999
  16     Not available     Closed       01011900
  17      04-3343991       Closed       02011997                to 163     07282000
  18      06-1242106       Closed       07061988                to 61      09222000
  19      04-3023610        Open        09021988               3/1/2002
  20     Not available     Closed       01011990
  21     Not available     Closed       01011990
  22      04-6569250        Open        04021984
  23      13-3044597        Open        01121981
  24      13-3083164       Closed       01121981
  25      13-3120601       Closed       01121981     1999
  26      13-3393763       Closed       04171989
  27      13-3393761       Closed       04171989
  28      13-3393766       Closed       04171989
  29     Not available     Closed       01011990
  30     Not available     Closed       01011990
  31     Not available     Closed       01011900
  32      22-6658961       Closed       01011900


          DFQ Funds are not on the Surrounds

  34      LF    MANAGED FEDERAL SECURITIES FUND                MFSF    N/A      811149806     Not available
  35      LF    MANAGED INTERMEDIATE GOVERNMENT PORTFOLIO      MIGF    N/A      811149889     Not available
  36      LF    LAZARD GLOBAL EQUITY PORTFOLIO                 LF36    N/A    Not available   Not available
  37      LF    LAZARD BANTAM VALUE PORTFOLIO                  LF37    N/A    Not available   Not available
  38      LF    LAZARD EMERGING WORLD FUNDS PORTFOLIO          LF38    N/A    Not available   Not available
  39      AA    AARP SMALL COMPANY STOCK FUND                  AA39    AARP     00036J700         ASCSX
  40      AA    AARP US STOCK INDEX FUND                       AA40    AARP     00036J502         AUSSX
  41      SD    SCUDDER MASS LIMITED TERM TAX FREE FD          SD41    N/A      811209105         SMLFX
  42      SD    NEW YORK TAX FREE-CLASS S                      SD42     S       811184100         SCYTX
  43      SD    CALIFORNIA TF-CLASS S                          SD43     S       811115104         SCTFX
  44      SD    SCUDDER LIMITED TERM TAX FREE FUND             SD44    N/A      81123Q104         SCLTX
  45      SD    MEDIUM TERM TF-CLASS S                         SD45     S       811236207         SCMTX
  46      SD    SCUDDER TAX FREE TARGET 1993 PORTFOLIO         SD46    N/A      811236306     Not available
  47      SD    HIGH INCOME OPPORTUNITY FUND-CLASS S           SD47     S       811192301         SHBDX
  48      SD    SCUDDER MICRO CAP FUND                         SD48    N/A      811196302         SCMCX
  49      SD    LARGE CO VALUE-CLASS S                         SD49     S       920390507         SCDUX
  50      SD    21ST CENTURY GROWTH-CLASS S                    SD50     S       811196401         SCTGX
  51      LF    LAZARD INT'L FIXED-INCOME PORTFOLIO            LIFP    N/A    Not available   Not available
  52      LF    LAZARD BOND PORTFOLIO                          LF52    N/A    Not available   Not available
  53      LF    LAZARD STRATEGIC YIELD PORTFOLIO               LF53    N/A    Not available   Not available
  54      LF    LAZARD INTERNATIONAL EQUITY PORTFOLIO          LF54    N/A    Not available   Not available
  55      LF    LAZARD SMALL CAP PORTFOLIO                     LF55    N/A    Not available   Not available
  56      LF    LAZARD EMERGING MARKETS PORTFOLIO              LF56    N/A    Not available   Not available
  57      LF    LAZARD INT'L SMALL CAP PORTFOLIO               LF57    N/A    Not available   Not available
  58      SD    CLASSIC GROWTH FUND-SCUDDER SHARES             SD58     S       460965106         SCCGX
  59      SD    US TREASURY MONEY FUND-CLASS S                 USTM     S       81123P106         SCGXX
  60      SD    LARGE COMPANY GROWTH FUND-CLASS S              SD60     S       460965700         SCQGX
  61      SD    GLOBAL BOND FUND-CLASS S                       SD61     S       378947402         SSTGX
  62      SD    BALANCED FUND-CLASS S                          SD62     S       811192202         SCBAX
  63      SD    INCOME FUND-CLASS S                            SD63     S       811192103         SCSBX
  64      SD    GROWTH & INCOME FUND-CLASS S                   SD64     S       460965882         SCDGX
  65      SD    CASH INVESTMENT TRUST-CLASS S                  SD65     S       811118108         SCTXX
  66      SD    SCUDDER MANAGED MUNICIPAL BOND FUND-CLASS S    SD66     S       811170109         SCMBX
  67      SD    DEVELOPMENT FUND-CLASS S                       SD67     S       811196104         SCDVX
  68      SD    INTERNATIONAL FUND-CLASS S                     SD68     S       811165109         SCINX
  69      SD    JAPAN FUND INC-CLASS S                         JPNF     S       471070102         SJPNX

  34     Not available     Closed       07171991
  35     Not available     Closed       01181993
  36     Not available     Closed       01011900
  37     Not available     Closed       01011900
  38     Not available     Closed       01011900
  39      04-3343995       Closed       02011997
  40      04-3343989       Closed       02011997                to 201     09082000
  41      04-3217145       Closed       02151994                to 12      07282000
  42      04-2794035       Closed       07221983
  43      04-2794034       Closed       07221983
  44      04-3217142       Closed       02151994                to 45      07282000
  45      04-3102993        Open        04121983
  46     Not available     Closed       01011900
  47      04-3314841        Open        06281996               11112002
  48      04-3323036       Closed       07181996                to 139     07142000
  49      13-2578688        Open        11211966
  50      04-3323038        Open        09091996
  51     Not available     Closed       01011900
  52     Not available     Closed       01011900
  53     Not available     Closed       01011900
  54     Not available     Closed       01011900
  55     Not available     Closed       01011900
  56     Not available     Closed       01011900
  57     Not available     Closed       01011900
  58      04-3323039       Closed       09091996                           06252001
  59      04-6444979        Open        11231981
  60      04-3119638        Open        05151991
  61      13-3605419        Open        03011991
  62      04-3174736        Open        01041993
  63      04-6013018        Open        04241928
  64      04-2212654        Open        05311929
  65      04-6385894        Open        07231976
  66      04-6396607        Open        05311984              10/1/2002
  67      13-2661231        Open        02111971
  68      04-6013018        Open        06181953
  69      13-1963426        Open        04191962


          DFQ Funds are not on the Surrounds

  70      AA    AARP INTERNATIONAL STOCK FUND                    AA70     AARP   00036J601        AAISX
  71      SD    TAX-FREE MONEY FUND-CLASS S                      SD71      S     811235100        STFXX
  72      AA    AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO    AA72     AARP   00036W206        ARDIX
  73      SD    PACIFIC OPPORTUNITIES FUND-CLASS S               SD73      S     811165307        SCOPX
  74      SD    LATIN AMERICA FUND-CLASS S                       SD74      S     811165208        SLAFX
  75      SD    VALUE FUND-SCUDDER SHARES                        SD75     N/A    920390101        SCVAX
  76      SD    EMERGING MARKETS INCOME FUND-CLASS S             SEMI      S     378947105        SCEMX
  77      SD    GREATER EUROPE GROWTH FUND-CLASS S               SD77      S     811165406        SCGEX
  78      SD    SMALL CO. VALUE FUND-CLASS S                     SD78      S     811196203        SCSUX
  79      SD    SCUDDER EMERGING MKTS GROWTH FUND-CLASS S        SD79      S     811165505        SEMGX
  80      SD    SCUDDER PATHWAY CONSERV PORT-CLASS S             SD80      S     811189307        SCPCX
  81      SD    SCUDDER PATHWAY MODERATE PORT-CLASS S            SD81      S     811189505        SPBAX
  82      SD    SCUDDER PATHWAY GROWTH PORT-CLASS S              SD82      S     811189208        SPGRX
  83      SD    SCUDDER PATHWAY SERIES: INT'L PORT               SD83     N/A    811189604        SPIPX
  86      AA    AARP DIVERSIFIED GROWTH PORTFOLIO                AA86     AARP   00036W107        AADGX
  87      SD    SCUDDER CALIFORNIA TAX FREE MONEY FUND           SCTM     N/A    811115203        SCAXX
  88      SD    SCUDDER NEW YORK TAX FREE MONEY FUND             SNTM     N/A    811184209        SCNXX
  89      SD    SCUDDER ZERO COUPON 2000 FUND                    ZR2K     N/A    810902239        SGZTX
  90      SD    SCUDDER TAX FREE TARGET-1996 PORTFOLIO           TX96     N/A    811236405    Not available
  91      AA    AARP GLOBAL GROWTH FUND                          AAGG     AARP   00036J403        ARGGX
  92      AA    AARP HIGH QUALITY MONEY FUND                     MONY     AARP   00036E107        ARPXX
  93      AA    AARP GNMA AND U.S. TREASURY FUND                 AAGN     AARP   00036M109        AGNMX
  94      AA    AARP HIGH QUALITY SHORT TERM BOND FUND           AA94     AARP   00036M208        AGBFX
  95      AA    AARP HIGH QUALITY TAX FREE MONEY FUND            AA95     AARP   00036Q100        AHTXX
  96      AA    AARP INSURED TAX FREE GENERAL BOND FUND          AATG     AARP   00036Q209        AITGX
  97      AA    AARP GROWTH AND INCOME FUND                      AAGI     AARP   00036J106        AGIFX
  98      AA    AARP CAPITAL GROWTH FUND                         AACP     AARP   00036J205        ACGFX
  99      AA    AARP BALANCED STOCK AND BOND FUND                AABA     AARP   00036J304        ABSBX
 101      AA    AARP PREMIUM MONEY FUND                          A101     AARP   00036E206        AARXX
 102      SD    MONEY MARKET SER-PREM-CLASS AARP                 A102     AARP   81118P863        SMMXX
 103      SD    DIVIDEND & GROWTH FUND-CLASS AARP                A103     AARP   460965783        SDVGX
 107      SD    GLOBAL FUND-CLASS AARP                           A107     AARP   378947873        ACOBX
 108      SD    HIGH YIELD TF FUND-CLASS AARP                    A108     AARP   811170703        SHYFX
 109      SD    MONEY MKT-SER-PRIME-CLASS AARP                   A109     AARP   81118P848        APSXX
 110      SD    SELECT 500 FUND-CLASS AARP                       A110     AARP   920390804        SSLFX
 111      TF    AARP TEST FD 111 CPY FD 93                       S111     AARP   810962908         N/A

  70       04-3343993       Closed      02011997                to 168      08112000
  71       04-6438571        Open       01091980
  72       04-3343999       Closed      02011997                 to 80      09222000
  73       13-7005469        Open       12081992
  74       13-7005470        Open       12081992
  75       04-3174738       Closed      12311992                 to 49      06252001
  76       13-3747314       Closed      12311993
  77       13-3788234        Open       10101994
  78       04-3287100        Open       10061995
  79       13-3874268        Open       05081996
  80       04-3255566        Open       11151996
  81       04-3255567        Open       11151996
  82       04-3255565        Open       11151996
  83       04-3255569       Closed      11151996   08201999
  86       04-3343996       Closed      02011997                 to 82      09222000
  87       04-6569217       Closed      05281987   05052000
  88       04-6569227       Closed      05281987   05052000
  89       04-6569247       Closed      02041986                 to 22      04091999
  90     Not available      Closed      01011900
  91       04-3299649       Closed      02011996                to 107      09082000
  92       04-6531167       Closed      07221985                to 165      09082000
  93     Not available      Closed      11301984
  94       13-3218720       Closed      11301984                to 122      08112000
  95       13-3218719       Closed      11301984                to 171      09082000
  96       13-3218718       Closed      11301984                to 166      07282000
  97       13-3218717       Closed      11301984                to 164      08112000
  98     Not available      Closed      11301984
  99       04-3217304       Closed      02011994                to 162      08252000
 101       04-3436771       Closed      02011999                to 109      08112000
 102       13-3044597        Open       10022000
 103       04-3419781       Closed      10022000   05102002
 107       13-3370518        Open       09082000
 108       04-6569215        Open       10022000
 109       13-3044597        Open       08112000
 110       06-1539758        Open       10022000
 111          N/A            Open       11121996

          DFQ Funds are not on the Surrounds

 112      SD    MASS. TAX FREE-CLASS AARP                        A112     AARP   811184704        SMAFX
 119      SD    SCUDDER GOLD & PRECIOUS METALS FUND-CLASS AARP   GLDP     AARP   810904201        SGLDX
 122      SD    SHORT-TERM BOND-CLASS AARP                       A122     AARP   810902262        ASHTX
 139      SD    SMALL CO. STOCK-CLASS AARP                       A139     AARP   460965817        ASCSX
 142      SD    NEW YORK TAX FREE-CLASS AARP                     A142     AARP   811184605        SNYFX
 143      SD    CALIFORNIA TF-CLASS AARP                         A143     AARP   811115302        SCATX
 145      SD    MEDIUM TERM TF-CLASS AARP                        A145     AARP   811236504        SMTTX
 147      SD    HIGH INCOME OPPORTUNITY FUND-CLASS AARP          A147     AARP   811192707        SHYIX
 149      SB    SCUDDER TEST 21ST CENT GRWTH CLASS S             S149      S     811196906         N/A
 150      SD    21ST CENTURY GROWTH-CLASS AARP                   A150     AARP   811196849        SXXIX
 151      SD    TECHNOLOGY INNOVATION-CLASS AARP                 A151     AARP   811196856        STCHX
 152      SD    HEALTH CARE-CLASS AARP                           A152     AARP   811196864        SHCAX
 159      SD    US TREASURY MNY-CLASS AARP                       A159     AARP   81123P205        SUSXX
 160      SD    LARGE CO GROWTH-CLASS AARP                       A160     AARP   460965759        SLGRX
 161      SD    GLOBAL BOND-CLASS AARP                           A161     AARP   378947865        SGBDX
 162      SD    BALANCED FUND-CLASS AARP                         A162     AARP   811192509        ABLNX
 163      SD    INCOME FUND-CLASS AARP                           A163     AARP   811192608        AINCX
 164      SD    GROWTH & INCOME -CLASS AARP                      A164     AARP   460965767        ACDGX
 165      SD    CASH INVESTMENT TRUST-CLASS AARP                 A165     AARP   811118207        AITXX
 166      SD    SCUDDER MANAGED MUNICIPAL BOND FUND-CLASS AARP   A166     AARP   811170604        AMUBX
 167      SD    DEVELOPMENT FUND-CLASS AARP                      A167     AARP   811196823        SDVLX
 168      SD    INTERNATIONAL FUND-CLASS AARP                    A168     AARP   811165828        AINTX
 169      SD    JAPAN FUND-CLASS AARP                            A169     AARP   471070508        JPAAX
 171      SD    TAX-FREE MONEY-CLASS AARP                        A171     AARP   811235209        AFRXX
 173      SD    PACIFIC OPPS-CLASS AARP                          A173     AARP   811165836        SPOPX
 174      SD    LATIN AMERICA-CLASS AARP                         A174     AARP   811165844        SLAMX
 176      SD    SCUDDER EMERGING MKTS INCOME-CLASS AARP          A176     AARP   378947881        SEMKX
 177      SD    GREATER EUROPE GRO-CLASS AARP                    A177     AARP   811165851        SGEGX
 178      SD    SMALL CO. VALUE-CLASS AARP                       A178     AARP   811196831        SSCOX
 179      SD    EMERGING MKTS GROWTH-CLSS AARP                   A179     AARP   811165869        SEMMX
 180      SD    PATHWAY CONSERV PORT-CLASS AARP                  A180     AARP   811189885        APWCX
 181      SD    PATHWAY MODERATE PORT-CLASS AARP                 A181     AARP   811189703        SPWBX
 182      SD    PATHWAY GROWTH PORT-CLASS AARP                   A182     AARP   811189802        APWGX
 193      SD    GNMA FUND-CLASS AARP                             A193     AARP   811158401        AGNMX
 198      SD    CAPITAL GROWTH-CLASS AARP                        A198     AARP   460965833        ACGFX
 201      SD    S&P 500 INDEX FUND-CLASS AARP                    A201     AARP   460965775        ASPIX

 112       04-6569226        Open       10022000
 119       04-3023610        Open       10022000               03012002
 122       04-6569250        Open       08112000
 139       04-3343995        Open       02011997
 142       04-2794035       Closed      10022000                            06152001
 143       04-2794034       Closed      10022000   10272000   to new inv
 145       04-3102993        Open       10022000
 147       04-3314841        Open       10022000               11112002
 149          N/A            Open       11121996
 150       04-3323038        Open       10022000
 151       04-3403411        Open       10022000
 152       04-3403410        Open       10022000
 159       04-6444979        Open       10022000
 160       04-3119638        Open       10022000
 161       13-3605419        Open       10022000
 162       04-3174736        Open       08252000
 163       04-6013018        Open       07282000
 164       04-2212654        Open       08112000
 165       04-6385894        Open       09082000
 166       04-6396607        Open       07282000               10/1/2002
 167       13-2661231        Open       10022000
 168       13-2827803        Open       08112000
 169       13-1963426       Closed      10022000   03302001
 171       04-6438571        Open       09082000
 173       13-7005469        Open       10022000
 174       13-7005470        Open       10022000
 176       13-3747314        Open       10022000
 177       13-3788234        Open       10022000
 178       04-3287100       Closed      10022000   10272000   to new inv
 179       13-3874268        Open       10022000
 180       04-3255566        Open       09222000
 181       04-3255567        Open       09222000
 182       04-3255565        Open       09222000
 193       13-3218721        Open       12311984
 198       13-3218716        Open       12041984
 201       22-3532104        Open       09082000

          DFQ Funds are not on the Surrounds

 210      SD    SCUDDER GLOBAL DISCOVERY FUND-CLASS AARP       GDSP    AARP     378947824         SGDPX
 211      SD    SELECT 1000 GROWTH-CLASS AARP                  A211    AARP     920390887         SSLOX
 249      SD    LARGE CO VALUE-CLASS AARP                      A249    AARP     920390879         SLCOX
 300      SD    INT'L GROWTH & INCOME FUND                     A300    N/A      811165604         SIGIX
 301      SD    S&P 500 INDEX-CLASS S                          S301     S       460965809         SCPIX
 302      SD    SCUDDER REAL ESTATE INVESTMENT FUND            S302    N/A      460965601         SCREX
 303      SD    DIVIDEND & GROWTH-CLASS S                      S303     S       460965502         SDGFX
 304      SD    SCUDDER INTERNATIONAL GROWTH FUND              S304    N/A      811165802     Not available
 305      SD    SCUDDER INTERNATIONAL VALUE FUND               S305    N/A      811165885     Not available
 306      SD    SCUDDER TAX MANAGED GROWTH FUND                S306    N/A      460965874     Not available
 307      SD    SCUDDER TAX MANAGED SMALL COMPANY FUND         S307    N/A      460965866     Not available
 308      SD    SCUDDER CORPORATE BOND FUND                    S308    N/A    Not available       SCCBX
 309      SD    MONEY MKT SER-PRIME-CLASS S                    S309     S       81118P707         SCRXX
 310      SD    SELECT 500-CLASS S                             S310     S       920390606         SSFFX
 311      SD    SELECT 1000 GROWTH-CLASS S                     S311     S       920390705         STHGX
 326      SD    NY TAX-FREE INCOME FUND-CLASS S                NYTS     S       811204833         SNWYX
 339      SD    SMALL CO. STOCK-CLASS S                        S339     S       460965791         SSLCX
 350      SD    SCUDDER FINANCIAL SERVICES FUND                S350    N/A      811196500         SCFSX
 351      SD    TECHNOLOGY INNOVATION-CLASS S                  S351     S       811196708         SCUTX
 352      SD    HEALTH CARE-CLASS S                            S352     S       811196609         SCHLX
 369      SD    SCUDDER JANANESE EQUITY FUND                   S369     S       251555611         FJESX
 388      SD    SMALL CAP VALUE FUND-CLASS S                   SCVS     S       TEST00388          N/A
 393      SD    GNMA FUND-CLASS S                              S393     S       811158104         SGINX
 398      SD    CAPITAL GROWTH-CLASS S                         S398     S       460965825         SCGSX
 401      SD    SCUDDER INT'L FUND-BARRETT INT'L SHS           S401    N/A      811165703         SIBIX
 402      SD    MONEY MKT SER-PREM-CLASS S                     S402     S       81118P855         SPMXX
 403      SD    SCUDDER MMKT SERIES: INSTITUTIONAL SHS         S403    N/A      81118P871     Not available
 404      SD    SCUDDER GOVT MMKT SERIES: INSTIT'L SHS         S404    N/A      811149848     Not available
 405      SD    SCUDDER T-F MMKT SERIES: INSTIT'L SHS          S405    N/A      811149855     Not available
 406      SD    SCUDDER MM SERIES-CLASS T SHARES               SMTS     T     Not available   Not available
 409      SD    CA TAX-FREE INCOME FUND-CLASS S                CTFS     S       811204700         SDCSX
 700      TF    AARP TEST FD 700 CPY FD 101                    S700    N/A      81118900           N/A
 980      SB    SCUDDER TEST HIGH YLD TX FR CLASS AARP         A980    AARP     811196909          N/A
 981      SB    SCUDDER TEST HIGH YLD TX FR CLASS S            S981     S       811196910          N/A
 982      SB    SCUDDER TEST JAPAN FUND CLASS AARP             J982    AARP     811196911          N/A
 984      SB    SCUDDER TEST PAC OPS CLASS AARP                A984    AARP     811196912          N/A

 210      13-3628802           Open         03012001
 211      06-1539760     Closed to Purch    10022000   11252002
 249      13-2578688           Open         10022000
 300      13-3943050          Closed        06301997              to 168    08112000
 301      22-3532104           Open         08291997
 302      04-3406958          Closed        04061998   05052000
 303      04-3419781          Closed        07171998   05172002
 304      13-4006640           Closed       09011998   05052000
 305      13-4006639           Closed       09011998   05052000
 306      13-4019532           Closed       09181998              to 310    08252000
 307      13-4019534           Closed       09181998              to 78     08252000
 308      04-3429332          Closed        08311998              to 163    07282000
 309      13-3044597           Open         10151998
 310      06-1539758           Open         05171999
 311      06-1539760     Closed to Purch    05171999   11252002
 326      36-3414265           Open         06182001
 339      04-3343995           Open         07142000
 350      22-3540795          Closed        11031997   05052000
 351      04-3403411           Open         03021998
 352      04-3403410           Open         03021998
 369       OUTSTAND           7/15/2002     07152002
 388     Not available        Closed        06222001
 393      13-3218721           Open         07142000
 398      13-3218716           Open         07142000
 401     Not available         Open         01201998
 402     13-3044597            Open         07071997
 403     Not available         Open         07071997
 404     Not available        Closed        07071997
 405     Not available        Closed        07071997
 406     Not available        Closed        12101999
 409      36-3221104           Open         06182001
 700          N/A              Open         11121996
 980          N/A              Open         04062000
 981          N/A              Open         04052000
 982          N/A              Open         04062000
 984          N/A              Open         04062000

          DFQ Funds are not on the Surrounds

 985      SB    SCUDDER TEST SMALL CO VALUE-CLASS AARP         A985    AARP     811196913
 986      SB    SCUDDER TEST 21ST CENT GRTH CLASS AARP         A986    AARP     811196914
 987      SB    SCUDDER TEST JAPAN FUND CLASS S                J987     S       811196915
 988      SB    SCUDDER TEST GRWTH & INCOME CLASS AARP         A988    AARP     SBTEST988
 989      SB    SCUDDER TEST PAC OPS CLASS S                   S989     S       811196917
 990      SB    SCUDDER TEST EMERGING MKTS GR CLASS S          S990     S       811196918
 991      SB    SCUDDER TEST SHORT TERM BD CLASS AARP          S991    AARP     811196919
 992      SB    SCUDDER TST EMRGING MKTS GR CLASS AARP         A992    AARP     811196920
 993      SB    SCUDDER TEST GROWTH AND INCOME CLASS S         S993     S       811196921
 994      TF    AARP TEST FD 994 CPY FD 95                     A994    AARP     00036Z999
 995      TF    AAPR TEST FD 995 CPY FD 97                     A995    AARP     00036J908

 985             N/A             N/A              Open         04062000
 986             N/A             N/A              Open         04062000
 987             N/A             N/A              Open         04052000
 988             N/A             N/A              Open         04052000
 989             N/A             N/A              Open         04062000
 990             N/A             N/A              Open         04062000
 991             N/A             N/A              Open         04062000
 992             N/A             N/A              Open         04062000
 993             N/A             N/A              Open         12171997
 994             N/A             N/A              Open         11121996
 995             N/A             N/A             Closed        11121996

          DFQ Funds are not on the Surrounds

III. SRS NON-AFFILIATED FUNDS

         Mgmt                                             Fund Short   Share
Fund #    Co                Fund Long Name                   Name      Class     CUSIP     QUOTRON      TIN
---------------------------------------------------------------------------------------------------------------
 232      NK    ONE GROUP SHORT TERM BOND - A                OSTA        A        N/A        N/A     06-1302886
 245      NK    ONE GROUP DIVERSIFIED MID CAP-A              ODMA        A        N/A        N/A     31-1299295
 249      NK    ONE GROUP SMALL CAP GROWTH-A                 OSGA        A        N/A        N/A     31-1455024
 332      NK    ONE GROUP SHORT TERM BOND -C                 OSTC        C        N/A        N/A     06-1302886
 345      NK    ONE GROUP DIVERSIFIED MID CAP-C              ODMC        C        N/A        N/A     31-1299295
 349      NK    ONE GROUP SMALL CAP GROWTH-C                 OSGC        C        N/A        N/A     31-1455024
 802*     NK    PIMCO TOTAL RETURN FUND-A                    PTRA        A        N/A        N/A         N/A
 807      NK    ONE GROUP EQUITY INDEX-A                     OEIA        A        N/A        N/A     23-2642605
 827      NK    ONE GROUP EQUITY INDEX-C                     OEIC        C        N/A        N/A     23-2642605
 828      NK    ONE GROUP INTERMEDIATE BOND-A                OIBA        A        N/A        N/A     04-3215038
 829      NK    ONE GROUP INTERMEDIATE BOND-C                OIBC        C        N/A        N/A     04-3215038
 830      NK    ALGER CAP APP RETIREMENT PORTFOLIO           ACAR       N/A       N/A        N/A         N/A
 831      NK    STRONG OPPORTUNITY FUND-ADVISOR CLASS        STOP       N/A    KEMOUT831     N/A         N/A
 832      NK    STRONG GROWTH & INCOME FD-ADVISOR CLASS      STGI       N/A    KEMOUT832     N/A         N/A
 833      NK    E TRADE IMA FOR LPL                          EIMA        A        N/A        N/A         N/A
 836      NK    MFS CAPITAL OPPORTUNITIES FUND-A             MCOA        A        N/A        N/A         N/A
 837      NK    MASSACHUSETTS INVESTORS TRUST-A              MITA        A        N/A        N/A         N/A
 840      NK    ALGER MIDCAP GROWTH RETIREMENT PORT          AMCR       N/A       N/A        N/A         N/A
 841*     NK    TARGET TOTAL RETURN BOND - A                 TTBA        A        N/A        N/A         N/A
 842*     NK    PRUDENTIAL JENNISON GROWTH - A               PJGA        A        N/A        N/A         N/A
 843*     NK    PRUDENTIAL JENNISON EQUITY OPP - A           PJOA        A        N/A        N/A         N/A
 845      NK    PNC TREASURY TRUST FUND-DOLLAR SHARES        TTDS       N/A       N/A        N/A     51-0311217
 846*     NK    MFS CAPITAL OPPORTUNITIES FUND-C             MCOC        C     KEMOUT846     N/A         N/A
 847*     NK    MASSACHUSETTS INVESTORS TRUST-C              MITC        C     KEMOUT847     N/A         N/A
 848      NK    MID CAP VALUE - A                            MCVA        A        N/A       OGDIX        N/A
 849      NK    SMALL CAP VALUE - A                          SCVA        A        N/A       PSOAX        N/A

                             Status                        Closed      Change   Merge
Fund #       Category         Code       Live Date        For/Date      Date    Date
-------------------------------------------------------------------------------------
 232            RPS            2         01312003
 245            RPS            2         01312003
 249            RPS            2         01312003
 332            RPS            2         01312003
 345            RPS            2         01312003
 349            RPS            2         01312003
 802*           RPS            5      Did not go live
 807            RPS            2         01312003
 827            RPS            2         01312003
 828            RPS            2         01312003
 829            RPS            2         01312003
 830            RPS            1         11011999
 831            RPS            1         09012000
 832            RPS            1         09012000
 833            CPG            2         09012000       to surrounds
 836            RPS            1         02012001
 837            RPS            1         02012001
 840            RPS            1         11011999
 841*           RPS            1         03152001
 842*           RPS            1         03152001
 843*           RPS            1         03152001
 845     Deutsche-3rd prty     1         08192002
 846*           RPS            1         02012001
 847*           RPS            1         02012001
 848            RPS            1         01022001
 849            RPS            1         01022001

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 850      NK    REICH & TANG CA DAILY TAX FREE INCOME        CADT       N/A       N/A        N/A
 851      NK    REICH & TANG CT DAILY TAX FREE INCOME        CTDT       N/A       N/A        N/A
 852      NK    REICH & TANG FL MUNICIPAL INCOME FUND        FLDM       N/A       N/A        N/A
 853      NK    REICH & TANG NJ MUNICIPAL INCOME FUND        NJDM       N/A       N/A        N/A
 855      NK    FIDELITY ADVISOR DIVIDEND GROWTH             FADG       N/A       N/A        N/A
 856      NK    FIDELITY ADVISOR GROWTH AND INCOME           FAGI       N/A       N/A        N/A
 857      NK    FIDELITY ADVISOR GROWTH OPPORTUNITY          FAGO       N/A       N/A        N/A
 858      NK    MID CAP VALUE - C                            MCVC        C        N/A        N/A
 859      NK    SMALL CAP VALUE - C                          SCVC        C        N/A        N/A
 860      NK    STRONG COMMON STOCK                          STCS       N/A       N/A        N/A
 861      NK    STRONG GROWTH & INCOME                       SGIA       N/A       N/A        N/A
 862      NK    INVESCO BALANCED FUND                        INBL       N/A       N/A        N/A
 863      NK    INVESCO DYNAMICS FUND                        INDY       N/A       N/A        N/A
 864      NK    JANUS ADVISOR GROWTH FUND                    JAGR       N/A    KEMOUT864     N/A
 865      NK    JANUS ADVISOR CAPITAL APPRECIATION           JACA       N/A    KEMOUT865     N/A
 866      NK    AMERICAN CENTURY EQUITY INCOME               ACEI       N/A    KEMOUT866     N/A
 867      NK    AMERICAN CENTURY ULTRA FUND                  ACUF       N/A    KEMOUT867     N/A
 868      NK    DREYFUS FOUNDERS DISCOVERY FUND - F          DFDF        F     KEMOUT868     N/A
 869      NK    DREYFUS FOUNDERS INTL EQUITY FUND - F        DIEF        F     KEMOUT869     N/A
 870      NK    BOND FUND - A SHARES                          BFA        A        N/A        N/A
 871      NK    INVESTORS CONSERVATIVE GROWTH FUND - A       CNSA        A        N/A        N/A
 872      NK    INVESTOR BALANCED FUND - A                   BALA        A        N/A        N/A
 873      NK    INVESTOR GROWTH & INCOME FUND - A            G&IA        A        N/A        N/A
 874      NK    INVESTOR GROWTH FUND - A                     GROA        A        N/A        N/A
 875      NK    LARGE CAP VALUE FUND - A                     LCVA        A        N/A        N/A
 876      NK    DIVERSIFIED EQUITY FUND-A                    DVEA        A        N/A        N/A
 877      NK    LARGE CAPITAL GROWTH FUND-A                  OLCA        A        N/A        N/A
 878      NK    MID CAP GROWTH FUND - A                      MCGA        A        N/A        N/A
 879      NK    INTERNATIONAL EQUITY INDEX - A               IEXA        A        N/A        N/A
 880      NK    BOND FUND - C SHARES                          BFC        C        N/A        N/A
 881      NK    INVESTOR CONSERVATIVE GROWTH - C             CNSC        C        N/A        N/A

 850     13-3378458   Deutsche-3rd prty     1         08192002
 851     13-3260093   Deutsche-3rd prty     1         08192002
 852     13-3782942   Deutsche-3rd prty     1         08192002
 853     13-6957900   Deutsche-3rd prty     1         08192002
 855         N/A             RPS            2         07121999
 856         N/A             RPS            2         07121999
 857         N/A             RPS            2         07121999
 858         N/A             RPS            1         01022001
 859         N/A             RPS            1         01022001
 860         N/A             RPS            2         07121999
 861         N/A             RPS            2         07121999
 862         N/A             RPS            1         07121999
 863         N/A             RPS            1         07121999
 864         N/A             RPS            1         07121999
 865         N/A             RPS            1         07121999
 866         N/A             RPS            1         07121999
 867         N/A             RPS            1         07121999
 868         N/A             RPS            1         07121999
 869         N/A             RPS            1         07121999
 870         N/A             RPS            1         04011996
 871         N/A             RPS            1         04011999
 872         N/A             RPS            1         04011999
 873         N/A             RPS            1         04011999
 874         N/A             RPS            1         04011999
 875         N/A             RPS            1         03151998
 876         N/A             RPS            1         04011999
 877         N/A             RPS            1         04011999
 878         N/A             RPS            1         04011999
 879         N/A             RPS            1         04011999
 880         N/A             RPS            1         04011996
 881         N/A             RPS            1         04011999

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.

 882      NK    INVESTOR BALANCED - C                        BALC        C        N/A        N/A
 883      NK    INVESTOR GROWTH & INCOME FUND - C            G&IC        C        N/A        N/A
 884      NK    INVESTOR GROWTH FUND - C                     GROC        C        N/A        N/A
 885      NK    LARGE CAP VALUE FUND - C                     LCVC        C        N/A        N/A
 886      NK    DIVERSIFIED EQUITY FUND-C                    DVEC        C        N/A        N/A
 887      NK    LARGE CAPITAL GROWTH FUND-C                  OLCC        C        N/A        N/A
 888      NK    MID CAP GROWTH FUND - C                      MCGC        C        N/A        N/A
 889      NK    INTERNATIONAL EQUITY INDEX - C               IEXC        C        N/A        N/A
 892      NK    PIMCO TOTAL RETURN FUND                      PTRF       N/A    488989203     N/A
 893      NK    NEUBERGER BERMAN GUARDIAN TRUST              NBGT       N/A    488989302     N/A
 894      NK    WARBURG PINCUS EMERGING GROWTH FUND          WPEG       N/A    488989401     N/A
 895      NK    FEDERATED GNMA TRUST FUND                    GNMA       N/A    488989500     N/A
 896      NK    LINDNER DIVIDEND FUND                        LDVF       N/A    535514103     N/A

 882         N/A             RPS            1         04011999
 883         N/A             RPS            1         04011999
 884         N/A             RPS            1         04011999
 885         N/A             RPS            1         03151999
 886         N/A             RPS            1         04011999
 887         N/A             RPS            1         04011999
 888         N/A             RPS            1         04011999
 889         N/A             RPS            1         04011999
 892         N/A             RPS            1         04011996
 893         N/A             RPS            2         04011996         11221999
 894         N/A             RPS            2         04011996         09211999
 895         N/A             RPS            2         04011996         09151999
 896         N/A             RPS            2         04011996         09151999

          (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
          *Funds are established on DTG but product not launched.